                                                                    EXHIBIT 10.1


                                CREDIT AGREEMENT


                                     between


                              ROL HOLDINGS LIMITED
                                   as borrower

                                       and

                                  ZAO CITIBANK
                                    as lender


                        --------------------------------

                         Dated as of September 25, 2002

                        --------------------------------

                               TABLE OF CONTENTS
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
SECTION 1. Amount and Terms of Credit.............................................................................1

         1.01. The Commitment.....................................................................................1
         1.02. Minimum Amount of Each Borrowing...................................................................1
         1.03. Notice of Borrowing................................................................................1
         1.04. Disbursement of Funds..............................................................................1
         1.05. Evidence of Obligation.............................................................................1
         1.06. Interest...........................................................................................2
         1.07. Increased Costs, Illegality, etc...................................................................2

SECTION 2. Commitment Commission; Fees; Reductions of Commitment..................................................3

         2.01. Commitment Commission; Fees........................................................................3
         2.02. Termination of Commitment..........................................................................4

SECTION 3. Prepayments; Payments; Taxes...........................................................................4

         3.01. Voluntary Prepayments..............................................................................4
         3.02. Mandatory Repayments...............................................................................4
         3.03. Method and Place of Payment........................................................................5
         3.04. Net Payments.......................................................................................5

SECTION 4. Conditions Precedent to Credit Events on the Initial Borrowing Date....................................6

         4.01. Effective Date.....................................................................................6
         4.02. Officer's Certificate..............................................................................6
         4.03. Opinions of Counsel................................................................................6
         4.04. Corporate Documents; Proceedings; etc..............................................................6
         4.05. Consummation of the Acquisition....................................................................7
         4.06. Adverse Change, Approvals..........................................................................7
         4.07. Litigation.........................................................................................7
         4.08. Interest Pledge Agreements.........................................................................7
         4.09. Buyer Receivables Agreement........................................................................7
         4.10. Subordination Agreement............................................................................7
         4.11. Parent Guaranty....................................................................................8
         4.12. Buyer Surety Agreement.............................................................................8
         4.13. Sovintel Receivables Agreement.....................................................................8
         4.14. Sovintel Surety Agreement..........................................................................8
         4.15. Financial Statements; Pro Forma Financial Statements; Projections..................................8
         4.16. Business...........................................................................................8
         4.17. Solvency Certificate...............................................................................8
         4.18. Fees, etc..........................................................................................9
         4.19. Additional Loan Agreement..........................................................................9

SECTION 5. Conditions Precedent to All Credit Events..............................................................9

         5.01. Default; Representations and Warranties............................................................9
         5.02. Notice of Borrowing................................................................................9
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
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
SECTION 6. Representations, Warranties and Agreements.............................................................9

         6.01. Organizational Status..............................................................................9
         6.02. Power and Authority...............................................................................10
         6.03. No Violation......................................................................................10
         6.04. Approvals.........................................................................................10
         6.05. Financial Statements; Financial Condition; Undisclosed Liabilities; Projections...................10
         6.06. Litigation........................................................................................12
         6.07. True and Complete Disclosure......................................................................12
         6.08. Use of Proceeds...................................................................................12
         6.09. Tax Returns and Payments..........................................................................12
         6.10. Interest Pledge Agreements........................................................................13
         6.11. Properties........................................................................................13
         6.12. Compliance with Statutes, etc.....................................................................13
         6.13. Permits...........................................................................................13
         6.14. Environmental Matters.............................................................................14
         6.15. Labor Relations...................................................................................14
         6.16. Intellectual Property, etc........................................................................14
         6.17. Licenses..........................................................................................15
         6.18. Indebtedness......................................................................................15
         6.19. Representations and Warranties in Other Credit Documents..........................................15

SECTION 7. Affirmative Covenants.................................................................................15

         7.01. Information Covenants.............................................................................15
         7.02. Books, Records and Inspections....................................................................17
         7.03. Maintenance of Property; Insurance................................................................18
         7.04. Existence; Franchises.............................................................................18
         7.05. Compliance with Statutes, etc.....................................................................18
         7.06. Compliance with Environmental Laws................................................................18
         7.07. End of Fiscal Years; Fiscal Quarters..............................................................18
         7.08. Performance of Obligations........................................................................18
         7.09. Payment of Taxes..................................................................................19
         7.10. Use of Proceeds...................................................................................19
         7.11. Corporate Separateness............................................................................19

SECTION 8. Negative Covenants....................................................................................19

         8.01. Liens.............................................................................................19
         8.02. Consolidation, Merger, Purchase or Sale of Assets, etc............................................20
         8.03. Indebtedness......................................................................................21
         8.04. Advances, Investments and Loans...................................................................22
         8.05. Transactions with Affiliates......................................................................22
         8.06. Capital Expenditures..............................................................................23
         8.07. Consolidated Debt Service Ratio...................................................................23
         8.08. Gearing Ratio.....................................................................................23
         8.09. Modification of Memorandum and Articles of Association and Certain Other Agreements,
                      etc........................................................................................23
         8.10. Limitation on Certain Restrictions on Subsidiaries................................................23
         8.11. Business; etc.....................................................................................24
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
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SECTION 9. Events of Default.....................................................................................24

         9.01. Payments..........................................................................................24
         9.02. Representations, etc..............................................................................24
         9.03. Covenants.........................................................................................24
         9.04. Default Under Other Agreements....................................................................24
         9.05. Bankruptcy, etc...................................................................................25
         9.06. Security Documents................................................................................25
         9.07. Guaranties........................................................................................25
         9.08. Judgments.........................................................................................25
         9.09. Material Adverse Change...........................................................................26

SECTION 10. Definitions and Accounting Terms.....................................................................26

         10.01. Defined Terms....................................................................................26

SECTION 11. Miscellaneous........................................................................................35

         11.01. Payment of Expenses, etc.........................................................................35
         11.02. Right of Setoff..................................................................................36
         11.03. Notices..........................................................................................36
         11.04. Benefit of Agreement; Assignments................................................................36
         11.05. No Waiver; Remedies Cumulative...................................................................37
         11.06. Calculations; Computations.......................................................................37
         11.07. GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL...........................37
         11.08. Counterparts.....................................................................................39
         11.09. Effectiveness....................................................................................39
         11.10. Headings Descriptive.............................................................................39
         11.11. Amendment or Waiver; etc.........................................................................39
         11.12. Survival.........................................................................................39
         11.13. Domicile of Loans................................................................................39
         11.14. Register.........................................................................................40
         11.15. Confidentiality..................................................................................40
         11.16. Languages........................................................................................40


SCHEDULE I                 Telecom Licenses
SCHEDULE II                Existing Indebtedness
SCHEDULE III               Existing Liens
SCHEDULE IV                Addresses
SCHEDULE 6.01              Notification on Status of Buyer

EXHIBITS

EXHIBIT A                  Notice of Borrowing
EXHIBIT B                  Opinions of Russian, New York and Republic of Cyprus Counsels
(Omitted)
EXHIBIT C                  Officers' Certificate
EXHIBIT D                  Interest Pledge Agreement
EXHIBIT E                  Buyer Receivables Agreement
EXHIBIT F                  Subordination Agreement
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                                     -iii-


                                                                                                                Page
                                                                                                                ----
EXHIBIT G                  Parent Guaranty
EXHIBIT H                  Buyer Surety Agreement
EXHIBIT I                  Sovintel Receivables Agreement
EXHIBIT J                  Sovintel Surety Agreement
EXHIBIT K                  Solvency Certificate
EXHIBIT L                  Compliance Certificate

         THIS CREDIT AGREEMENT, dated as of September 25, 2002, is by and between ROL HOLDINGS LIMITED, a limited liability company organized and existing under the laws of the Republic of Cyprus, as borrower (the "Borrower"), and ZAO CITIBANK, a commercial bank organized and existing under the laws of the Russian Federation, as lender (in such capacity, the "Lender"). All capitalized terms used herein and defined in Section 10 are used herein as therein defined.



                                   WITNESSETH:


         WHEREAS, subject to and upon the terms and conditions set forth herein, the Lender is willing to make available to the Borrower the credit facility provided for herein;

         NOW, THEREFORE, IT IS AGREED:

         SECTION 1. Amount and Terms of Credit.

         1.01. The Commitment. Subject to and upon the terms and conditions set forth herein, the Lender will make one or several advances (each such advance a "Loan" and, collectively, the "Loans") to the Borrower, which Loans (i) shall be incurred pursuant to a single or multiple drawings during the Commitment Period,
(ii) shall be denominated and disbursed in Dollars, and (iii) shall be made by the Lender in an aggregate principal amount not to exceed $30,000,000 (Thirty Million Dollars) (the "Commitment"). Once repaid, Loans incurred hereunder may not be reborrowed.

         1.02. Minimum Amount of Each Borrowing. The aggregate principal amount of each Loan shall not be less than the Minimum Borrowing Amount.

         1.03. Notice of Borrowing. Whenever the Borrower desires to incur a Loan hereunder, it shall give the Lender at least five Business Days' prior notice of each Loan to be incurred hereunder, provided that (in each case) any such notice shall be deemed to have been given on a certain day only if given before 1:00 PM (Moscow time) on such day. Each such notice (each a "Notice of Borrowing"), except as otherwise expressly provided in Section 1.07, shall be irrevocable and shall be in writing in the form of Exhibit A, appropriately completed to specify: (i) the aggregate principal amount of the Loan to be incurred pursuant to such Borrowing and (ii) the date of such Borrowing (which shall be a Business Day).

         1.04. Disbursement of Funds. Subject to and upon the terms and conditions set forth herein, on the date specified in the Notice of Borrowing, the Lender will make available the amount of the Loan requested to be made on such date to the bank account of the Borrower set out immediately below; or to such other account as may be specified in writing by the Borrower.

         ROL Holdings Limited
         Account # 4510-4870-6641
         ABN AMRO Bank
         New York
         ABA # 026-009-580
         SWIFT: ABNAUS33

         1.05. Evidence of Obligation. The Borrower's obligation to pay the principal of, and interest on, the Loans made by the Lender shall be evidenced in the records of the

Lender, as may be maintained by the Lender in its ordinary course of business. The Lender will note in its internal records the amount of each Loan and each payment made in respect thereof.

         1.06. Interest. (a) The Borrower agrees to pay interest in respect of the unpaid principal amount of each Loan from the date of the Borrowing thereof until the maturity thereof (whether by acceleration or otherwise) at a rate per annum which shall be equal to the sum of the Applicable Margin plus LIBOR, each as in effect from time to time.

                  (b) Overdue principal and, to the extent permitted by law, overdue interest in respect of each Loan shall, in each case, bear interest at a rate per annum equal to the rate which is 3% in excess of the highest rate then borne by any Loan, and all other overdue amounts payable hereunder and under any other Credit Document shall bear interest at a rate per annum equal to the rate which is 3% in excess of the rate applicable to Loans from time to time. Interest that accrues under this Section 1.06(b) shall be payable on demand.

                  (c) Accrued (and theretofore unpaid) interest shall be payable in respect of each Loan (x) quarterly in arrears on each Quarterly Interest Payment Date, (y) on the date of any repayment or prepayment in full of all outstanding Loans, and (z) at maturity (whether by acceleration or otherwise) and, after such maturity, on demand.

         1.07. Increased Costs, Illegality, etc. (a) In the event that the Lender shall have reasonably determined (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto) on any Interest Determination Date that, by reason of any changes arising after the date of this Agreement affecting the London interbank market for Dollar deposits, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of LIBOR, then the Lender shall promptly give notice to the Borrower of such determination and all Loans (whether then outstanding, initially being made, or made thereafter) shall accrue interest at the rate equal to the percentage rate per annum reasonably determined by the Lender to be that which expresses as a percentage rate per annum the cost to it of obtaining deposits during a relevant period from whatever sources it may reasonably select, plus the Applicable Margin, until such time as the Lender notifies the Borrower that the circumstances giving rise to such notice by the Lender no longer exist.

                  (b) (i) If the Lender reasonably determines that after the Effective Date the introduction of, or any change in, any applicable law or governmental rule, regulation, order, directive or request (whether or not having the force of law) concerning capital adequacy, or any change in interpretation or administration thereof by any Governmental Authority, central bank or comparable agency, or compliance therewith by the Lender (or its applicable lending office) will have the effect of increasing the amount of capital required or expected to be maintained by the Lender or any corporation controlling the Lender based on the existence of the Commitment hereunder or the Lender's obligations hereunder, then the Borrower agrees to pay to the Lender, upon its written demand therefor, such additional amounts as shall be required to compensate the Lender or such other corporation for the increased cost to the Lender or such other corporation or the reduction in the rate of return to the Lender or such other corporation as a result of such increase of capital.

                           (ii) At any time after the Effective Date that the
Lender shall incur increased costs or reductions in the amounts received or receivable hereunder with respect to

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the Lender's agreement to make or its making, funding or maintaining any Loan
(other than relating to Taxes which are governed by Section 3.04) because of any change since the Effective Date in any applicable law or governmental rule, regulation, order or request (whether or not having the force of law) or in the interpretation or administration thereof and including the introduction of any new law or governmental rule, regulation, order or request, such as, but not limited to, a change in official reserve requirements with respect to the Loans, the Borrower shall fully reimburse the Lender, upon its first written demand therefor, for such increased costs or reductions.

                           (iii) In determining the additional amounts payable
pursuant to this Section 1.07(b), the Lender will act reasonably and in good faith and will use averaging and attribution methods which are reasonable, provided that the Lender's determination of compensation owing under this
Section 1.07(b) shall, absent manifest error, be final and conclusive and binding on the Borrower. The Lender, upon determining that any additional amounts will be payable pursuant to this Section 1.07(b), will give prompt written notice thereof to the Borrower, which notice shall show in reasonable detail the basis for calculation of such additional amounts and contain a certification by the Lender that, in its reasonable opinion, it has exercised reasonable efforts to minimize or eliminate such increase.

                  (c) If, at any time, the making or continuance by the Lender or its applicable lending office of any Loan has been made (x) unlawful by any law or governmental rule, regulation or order or (y) impossible by compliance by the Lender in good faith with any governmental request (whether or not having force of law), then the Lender shall promptly provide written notice to such effect to the Borrower. The Lender shall promptly make a determination whether in its reasonable opinion it would be practicable to change the jurisdiction of the applicable lending office such that the relevant Loans shall remain outstanding. If the Lender and the Borrower are unable to agree upon a change in jurisdiction within 60 days of the date of such notice from the Lender, then the Borrower shall promptly prepay the Loans in their entirety, without premium or penalty, upon the expiration of such 60 day period, unless by law the Lender is required to immediately terminate the Loans.

         SECTION 2. Commitment Commission; Fees; Reductions of Commitment.

         2.01. Commitment Commission; Fees. (a) The Borrower agrees to pay to the Lender a commission for opening and maintaining a loan account (the "Arrangement Fee") equal to 1.00% of the total amount of the Commitment (i.e., $30.0 million), (i) of which $30,000 shall be earned by, and payable to, the Lender within 40 calendar days after the Borrower accepts the Lender's offer of the Commitment; (ii) $150,000 shall be earned by, and payable to, the Lender within five calendar days after the Effective Date; and (c) the remaining $120,000 shall be due and payable by the Borrower on the Initial Borrowing Date, provided that if the Initial Borrowing Date does not occur, then such amount shall not be due and payable by the Borrower.

                  (b) The Borrower agrees to pay to the Lender a commitment commission (the "Commitment Commission") for the period commencing on the Effective Date (and including such date) and ending on the Commitment Period Termination Date (and including such date) (or such earlier date on which the Commitment has been terminated or the Unutilized Commitment has been reduced to zero) computed at a rate per annum equal to 1.50% of the Unutilized Commitment as in effect from time to time. Accrued Commitment

Commission shall be due and payable quarterly in arrears on each Quarterly Interest Payment Date and on the date upon which the Commitment is terminated.

                  (c) The Borrower may by written notice to the Lender (which notice shall be irrevocable), reduce the amount of the Commitment, including to zero; provided, however, that such a reduction in the amount of the Commitment shall not affect the calculation of the Arrangement Fee.

         2.02. Termination of Commitment. (a) The Commitment shall terminate in its entirety (x) on the Commitment Period Termination Date and (y) at any time after the execution of the Acquisition Agreement and prior to the consummation of the transactions contemplated by the Acquisition Agreement in the event that the Acquisition Agreement is terminated.

                  (b) In addition to any other mandatory commitment reductions pursuant to this Section 2.02, the Commitment shall terminate in its entirety at any time that the sum of all Borrowings hereunder equals the Commitment.

         SECTION 3. Prepayments; Payments; Taxes.

         3.01. Voluntary Prepayments. The Borrower shall have the right to prepay the Loans in whole or in part on any Quarterly Interest Payment Date on the following terms and conditions: (i) the Borrower shall give the Lender at least ten Business Days prior written notice of its intent to prepay a Loan, which notice (in each case) shall be irrevocable and shall specify the amount of such prepayment, (ii) each partial prepayment of Loans pursuant to this Section
3.01 shall be in an aggregate principal amount of at least $500,000 or an integral multiple thereof or such lesser amount as is then outstanding; and
(iii) each prepayment pursuant to this Section 3.01 in respect of any Loans made pursuant to a Borrowing shall be applied pro rata among such Loans and among the remaining Scheduled Repayments thereof. In the event the Borrower elects to prepay a Loan (or any portion thereof) pursuant to this Section 3.01, the Borrower shall pay to the Lender, upon the Lender's first demand, such amounts as may be necessary to compensate the Lender for any loss, cost or expense that the Lender may reasonably incur as a result of such prepayment (including, without limitation, cost of liquidation or redeployment of deposits or other funds acquired by the Lender to fund and maintain the Loan), as certified by the Lender to the Borrower in writing.

         3.02. Mandatory Repayments. (a) The Borrower shall pay in four equal quarterly installments the aggregate principal amount of the Loans outstanding on the Commitment Period Termination Date (each such repayment, as the same may be reduced as provided in Section 3.01, a "Scheduled Repayment") beginning with the date that is 12 months after the Commitment Period Termination Date.

                  (b) In addition to any other mandatory repayments pursuant to this Section 3.02, (i) all then outstanding Loans shall be repaid in full on the Maturity Date and (ii) unless the Lender otherwise agrees in writing (such agreement not to be unreasonably withheld), all then outstanding Loans shall be repaid in full on the date that is three (3) Business Days after the date on which the Parent becomes aware or should have become aware that a Change of Control has occurred.

         3.03. Method and Place of Payment. Except as otherwise specifically provided herein, all payments under this Agreement shall be made to the Lender not later than 1:00 pm (Moscow time) on the date when due and shall be made in Dollars in immediately available funds. Whenever any payment to be made hereunder shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal and interest, interest shall be payable at the applicable rate during such extension.

         3.04. Net Payments.

                  (a) All payments made by the Borrower hereunder will be made without setoff, counterclaim or other defense. All such payments will be made free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein with respect to such payments (but excluding, except as provided in the next succeeding sentence, any tax imposed on or measured by the net income or net profits of the Lender pursuant to the laws of the jurisdiction in which it is organized or the jurisdiction in which the principal office or applicable lending office of the Lender is located or any subdivision thereof or therein) and all interest, penalties, expenses or similar liabilities with respect to such non-excluded taxes, levies, imposts, duties, fees, assessments or other charges (all such non-excluded taxes, levies, imposts, duties, fees, assessments or other charges being referred to collectively as "Taxes"). If any Taxes are so levied or imposed, the Borrower agrees to pay the full amount of such Taxes, and such additional amounts as may be necessary so that every payment of all amounts due under this Agreement, after withholding or deduction for or on account of any Taxes, will not be less than the amount provided for herein. The Borrower will furnish to the Lender within 45 days after the date the payment of any Taxes is due pursuant to applicable law certified copies of tax receipts evidencing such payment by the Borrower. The Borrower agrees to indemnify and hold harmless the Lender, and reimburse the Lender upon its written request (within 30 days of such request), for the amount of any Taxes so levied or imposed and paid by the Lender whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority, provided such written request is made pursuant to a certificate setting forth the amount of such indemnification and the basis for the calculation thereof in reasonable detail, which certificate shall be delivered to the Borrower and shall be conclusive absent manifest error.

                  (b) Refund Claim. If, in the reasonable opinion of the Borrower, any amount has been paid pursuant to subsection (a) of this Section or
Section 11.01 with respect to Taxes or Other Taxes which are not correctly or legally asserted, then if and to the extent the Lender, in its sole discretion, considers it reasonable to do so, the Lender will cooperate with the Borrower (such cooperation to be without expense or liability to the Lender) in seeking to obtain a refund of such amount; provided, that, the Lender shall not be required to cooperate in seeking to obtain a refund unless (i) if the Lender requests in writing, the Borrower has delivered to such Lender an opinion of independent tax counsel selected by the Borrower and reasonably acceptable to the Lender to the effect that there is a reasonable possibility of success, (ii) the Lender has received from the Borrower satisfactory indemnification for any liability, loss, cost or expense arising out of relating to the effort to obtain such refund, and (iii) the Borrower shall have indemnified the Lender for the payment of such Taxes or Other Taxes pursuant to subsection (a) or Section 11.01 or shall have made the Lender whole and "grossed up" the Lender pursuant to subsection (a) of this Section or Section 11.01 with respect to Taxes or Other Taxes. The Lender will promptly (within 45 days) notify the Borrower of the assertion of any liability by any taxing authority with respect to Taxes or Other Taxes and any payment by the Lender of such Taxes or Other Taxes; provided that the failure to give such notice shall not relieve the Borrower of its obligations hereunder to make indemnification for any such liability except to the extent that the Borrower has been prejudiced by such failure and except that the Borrower shall not be liable for penalties or interest accruing after such 45 day period until such time as it receives the notice contemplated above, after which time it shall be liable for interest and penalties accruing after such receipt.

                  (c) Tax Refunds. If the Lender shall receive a credit or refund in respect of an overpayment of Taxes or Other Taxes from a taxing authority with respect to, and actually resulting from, an amount of Taxes or Other Taxes actually paid to or on behalf of such Lender by the Borrower (a "Tax Refund"), then such Lender shall promptly notify the Borrower of such Tax Refund and shall promptly pay to the Borrower the amount so received, credited or refunded (including any interest and/or penalties credited to or received by the Lender) with respect to the Tax Refund. In any event, the amount of any Tax Refund payable by the Lender to the Borrower pursuant to this subsection (c) shall not exceed the actual amount of cash refunded to, or credits received and usable by, the Lender from a taxing authority.

                  (d) Maintenance of Tax Exemptions. The Lender, including an assignee who becomes a Lender, agrees that it will take all reasonable actions by all usual means to maintain all exemptions from withholding taxes, if any, available to it (whether available by treaty, existing administrative waiver, or otherwise).

         SECTION 4. Conditions Precedent to Credit Events on the Initial Borrowing Date. The obligation of the Lender to make Loans on the Initial Borrowing Date is subject, at the time of the making of such Loans, to the fulfillment of the following conditions to the satisfaction of the Lender, or waiver thereof by the Lender in writing:

         4.01. Effective Date. On or prior to the Initial Borrowing Date, the Effective Date shall have occurred.

         4.02. Officer's Certificate. On the Initial Borrowing Date, the Lender shall have received a certificate, dated the Initial Borrowing Date and signed on behalf of the Borrower by the Chairman of the Board, the Chief Executive Officer, the President or any Vice President of the Borrower, certifying on behalf of the Borrower that all of the conditions in Sections 4.05, 4.06(b), 4.07, 4.14, and 5.01 have been satisfied on such date.

         4.03. Opinions of Counsel. On the Initial Borrowing Date, the Lender shall have received from Chadbourne & Parke LLP, Russian and New York counsel to the Borrower, and Dr. K. Chrysostomides & Co., special Republic of Cyprus counsel to the Borrower, opinions addressed to Citibank, N.A., and its branches and subsidiaries, and dated the Initial Borrowing Date substantially in the form of Exhibit B.

         4.04. Corporate Documents; Proceedings; etc. On the Initial Borrowing Date, the Lender shall have received a certificate from each Credit Party, dated the Initial Borrowing Date, signed by the Chairman of the Board, the Chief Executive Officer, the President, any Vice President or other duly authorized officer of such Credit Party, and attested to by the Secretary or any Assistant Secretary (or other duly authorized officer) of such Credit Party, in the form of Exhibit C with appropriate insertions, together with copies of the certificate or articles of incorporation and by-laws (or equivalent organizational documents), as applicable, of such Credit Party and the resolutions of such Credit Party referred to in such certificate, and each of the foregoing shall be in form and substance reasonably acceptable to the Lender.

         4.05. Consummation of the Acquisition. Prior to the Initial Borrowing Date, the closing under the Acquisition Agreement shall have occurred and the Buyer and SFMT-CIS, Inc. collectively shall have validly acquired a 50% interest in Sovintel all in accordance with applicable law and the terms and conditions of the Acquisition Agreement.

         4.06. Adverse Change, Approvals.

                  (a) On or prior to the Initial Borrowing Date, nothing shall have occurred (and the Lender shall not have become aware of any facts or conditions not previously known) which the Lender shall reasonably determine in good faith has had, or could reasonably be expected to have, (i) a Material Adverse Effect or (ii) a material adverse effect on the Transaction.

                  (b) On or prior to the Initial Borrowing Date, all necessary governmental and third party approvals and/or consents in connection with the Credit Documents shall have been obtained and remain in effect (except for those approvals and consents that are not currently required).

         4.07. Litigation. On the Initial Borrowing Date, no litigation by any entity (private or governmental) shall be pending or, to the best knowledge of the Borrower, threatened with respect to (i) this Agreement, any other Credit Document or any other documentation executed in connection herewith; (ii) the Transaction (provided that in the Lender's good faith determination such litigation is reasonably likely to materially adversely affect the Transaction); or (iii) which the Lender shall reasonably determine has had, or could reasonably be expected to have, a Material Adverse Effect.

         4.08. Interest Pledge Agreements. On the Initial Borrowing Date, each of SFMT Rusnet and Sovinet shall have duly authorized, executed and delivered an Interest Pledge Agreement substantially in the form of Exhibit D (as amended, modified or supplemented from time to time, and together, the "Interest Pledge Agreements") and shall have delivered to the Lender, as Pledgee thereunder, all of the Pledge Agreement Collateral, if any, referred to therein and then owned by each of SFMT Rusnet and Sovinet, along with evidence that all other actions necessary or, in the reasonable opinion of the Lender, desirable, to perfect the security interests purported to be created by the Interest Pledge Agreements have been taken and the Interest Pledge Agreements shall be in full force and effect.

         4.09. Buyer Receivables Agreement. On the Initial Borrowing Date, the Buyer shall have duly authorized, executed and delivered the Conditional Assignment of Receivables Agreement in the form of Exhibit E (as amended, modified or supplemented from time to time, the "Buyer Receivables Agreement") setting forth the terms and conditions of the conditional assignment of the receivables of the Buyer as provided for therein.

         4.10. Subordination Agreement. On the Initial Borrowing Date, each Credit Party shall have duly authorized, executed and delivered the Subordination Agreement in the form of Exhibit F (as amended, modified or supplemented from time to time, the "Subordination Agreement") and the Subordination Agreement shall be in full force and effect.

         4.11. Parent Guaranty. On the Initial Borrowing Date, the Parent shall have duly authorized, executed and delivered a Parent Guaranty in the form of Exhibit G (as amended, modified or supplemented from time to time, the "Parent Guaranty").

         4.12. Buyer Surety Agreement. On the Initial Borrowing Date, the Buyer shall have duly authorized, executed and delivered the Buyer Surety Agreement in the form of Exhibit H (as amended, modified or supplemented from time to time, the "Buyer Surety Agreement").

         4.13. Sovintel Receivables Agreement. On the Initial Borrowing Date, Sovintel shall have duly authorized, executed and delivered the Sovintel Conditional Assignment of Receivables Agreement in the form of Exhibit I (as amended, modified or supplemented from time to time, the "Sovintel Receivables Agreement") setting forth the terms and conditions of the conditional assignment of the receivables of Sovintel as provided for therein.

         4.14. Sovintel Surety Agreement. On the Initial Borrowing Date, Sovintel shall have duly authorized, executed and delivered the Sovintel Surety Agreement in the form of Exhibit J (as amended, modified or supplemented from time to time, the "Sovintel Surety Agreement").

         4.15. Financial Statements; Pro Forma Financial Statements;
Projections.

                  (a) On or prior to the Initial Borrowing Date, the Lender shall have received true and correct copies of the historical financial statements and the Projections referred to in Sections 6.05(a) and (d), which shall be in form and substance reasonably satisfactory to the Lender.

                  (b) No later than five Business Days prior to the Initial Borrowing Date, the Lender shall have received true and correct copies of the unaudited pro forma consolidated financial statements of the Parent (giving effect to the Acquisition and any other significant transactions in the case of said pro forma financial statements) (the "Pro Forma Financials") as at and for the twelve months ended December 31, 2001, which Pro Forma Financials shall demonstrate, to the Lender's reasonable satisfaction, that the covenants described herein shall have been satisfied as of the Initial Borrowing Date and will be satisfied on a pro forma basis after giving effect to the Transaction.

         4.16. Business. Subject to the actions that may be taken pursuant to
Section 8.02, during the period from the Effective Date through the Initial Borrowing Date, the business of each of the Credit Parties shall have been operated in the ordinary course and there shall not have been sold any material assets of such business other than in the ordinary course and consistent with past practice.

         4.17. Solvency Certificate. On the Initial Borrowing Date, the Lender shall have received a solvency certificate from the chief financial officer or Chief Accountant (as applicable) of each of the Credit Parties in the form of Exhibit K.

         4.18. Fees, etc. On or prior to the Initial Borrowing Date, the Borrower shall have paid to the Lender all costs, fees and expenses and other compensation contemplated hereby payable to the Lender to the extent then due.

         4.19. Additional Loan Agreement. On or prior to the Initial Borrowing Date, the Borrower, the Buyer and the Lender shall execute a loan agreement (the "Loan Agreement") under which the Borrower shall lend up to $30,000,000 (Thirty Million Dollars) to the Buyer. The Loan Agreement shall contain language to the effect that the Borrower and the Buyer may not assign, sell or otherwise dispose in any manner of any of their respective rights, interests, benefits or obligations under the Loan Agreement without the prior written consent of the Lender.

         SECTION 5. Conditions Precedent to All Credit Events. The obligation of the Lender to make Loans (including Loans made on the Initial Borrowing Date), is subject, at the time of each such Credit Event (except as hereinafter indicated), to the fulfillment of the following conditions to the satisfaction of the Lender, or waiver by the Lender in writing:

         5.01. Default; Representations and Warranties. At the time of each such Credit Event and also after giving effect thereto (i) there shall exist no Default or Event of Default and (ii) all representations and warranties contained herein and in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on the date of such Credit Event (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date).

         5.02. Notice of Borrowing. Prior to the making of each Loan, the Lender shall have received a Notice of Borrowing meeting the requirements of Section 1.03.

The acceptance of the benefits of each Credit Event shall constitute a representation and warranty by the Borrower to the Lender that all of the conditions specified in Section 4 (with respect to Credit Events on the Initial Borrowing Date) and in this Section 5 (with respect to Credit Events on or after the Initial Borrowing Date) and applicable to such Credit Event are satisfied as of that time. All of the certificates, legal opinions and other documents and papers referred to in Section 4 and in this Section 5, unless otherwise specified, shall be delivered to the Lender and shall be in form and substance satisfactory to the Lender.

         SECTION 6. Representations, Warranties and Agreements. In order to induce the Lender to enter into this Agreement and to make the Loans, the Borrower makes the following representations, warranties and agreements, in each case after giving effect to the Transaction, all of which shall survive the execution and delivery of this Agreement and the making of the Loans, with the occurrence of each Credit Event on or after the Initial Borrowing Date being deemed to constitute a representation and warranty that the matters specified in this Section 6 are true and correct in all material respects on and as of the Initial Borrowing Date and on the date of each such other Credit Event (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date).

         6.01. Organizational Status. Except as set forth on Schedule 6.01 hereto, each of the Credit Parties (i) is a duly organized and validly existing corporation, partnership or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its organization, (ii) has the corporate, partnership or limited liability company power and authority, as the case may be, to own its property and assets and to transact the business in which it is engaged and proposes to engage and (iii) is duly qualified and is authorized to do business and is in good standing in each jurisdiction where the ownership, leasing or operation of its property or the conduct of its business requires such qualifications or authorizations except for failures to be so qualified which, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

         6.02. Power and Authority. Each of the Credit Parties has the corporate, partnership or limited liability company power and authority, as the case may be, to execute, deliver and perform the terms and provisions of each of the Credit Documents to which it is party and has taken all necessary corporate, partnership or limited liability company action, as the case may be, to authorize the execution, delivery and performance by it of each such Credit Document. Each of the Credit Parties has duly executed and delivered each of the Credit Documents to which it is a party, and each of such Credit Documents constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

         6.03. No Violation. Neither the execution, delivery or performance by any Credit Party of any Credit Document to which it is a party, nor compliance by it with the terms and provisions thereof, (i) will contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Documents) upon any of the property or assets of any Credit Party or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument, in each case to which any Credit Party or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject, or (iii) will violate any provision of the certificate or articles of incorporation, certificate of formation, limited liability company agreement or by-laws (or equivalent organizational documents), as applicable, of any of the Credit Parties.

         6.04. Approvals. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except for (x) those that have otherwise been obtained or made on or prior to the Effective Date and which remain in full force and effect on the Effective Date and (y) filings which are necessary to perfect the security interests created under the Security Documents, which filings will be made on or before the Initial Borrowing Date), or exemption by, any Governmental Authority is required to be obtained or made by, or on behalf of, any Credit Party to authorize, or is required to be obtained or made by, or on behalf of, any Credit Party in connection with, (i) the execution, delivery and performance of any Credit Document or (ii) the legality, validity, binding effect or enforceability of any such Credit Document.

         6.05. Financial Statements; Financial Condition; Undisclosed Liabilities; Projections.

                  (a) The audited consolidated balance sheets of the Parent and its Subsidiaries for its fiscal years ended on December 31, 1999, December 31, 2000 and December 31, 2001, respectively, and the related audited consolidated statements of income, cash flows and shareholders' equity of the Parent and its Subsidiaries for its fiscal years ended on such dates, copies of which have been furnished to the Lender prior to the Initial Borrowing Date, present fairly in all material respects the consolidated financial position of the Parent and its Subsidiaries at the dates of such balance sheets and the consolidated results of the operations of the Parent and its Subsidiaries for the periods covered thereby. All of the foregoing historical financial statements have been prepared in accordance with U.S. GAAP consistently applied.

                  (b) On and as of the Initial Borrowing Date and after giving effect to the Transaction and to all Indebtedness (including the Loans) being incurred or assumed and Liens created by the Credit Parties in connection therewith (i) the sum of the assets, at a fair valuation, of (x) the Parent on a stand-alone basis, (y) the Parent and its Subsidiaries taken as a whole and (z) the Borrower and its Subsidiaries taken as a whole will exceed their respective debts, (ii) each (x) of the Parent on a stand-alone basis, (y) the Parent and its Subsidiaries taken as a whole and (z) the Borrower and its Subsidiaries taken as a whole have not incurred and do not intend to incur, and do not believe that they will incur, debts beyond their respective ability to pay such debts as such debts mature, and (iii) (x) the Parent on a stand-alone basis, (y) the Parent and its Subsidiaries taken as a whole, and (z) the Borrower and its Subsidiaries taken as a whole will have sufficient capital with which to conduct their respective businesses. For purposes of this Section 6.05(b), "debt" means any liability on a claim, and "claim" means (a) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured, or unsecured or (b) right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

                  (c) Except as fully disclosed in the December 31, 2001 financial statements delivered pursuant to Section 6.05(a), there are as of the Initial Borrowing Date no liabilities or obligations with respect to the Parent, any of its Subsidiaries or any Credit Party of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due) which either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. As of the Initial Borrowing Date, the Borrower knows of no reasonable basis for the assertion against it, any of its Subsidiaries or any Credit Party of any liability or obligation of any nature whatsoever that is not fully disclosed in the December 31, 2001 financial statements delivered pursuant to Section 6.05(a) or referred to in the immediately preceding sentence which, either individually or in the aggregate, could reasonably be expected to be material to the Parent or any other Credit Party.

                  (d) The Projections delivered to the Lender prior to the Initial Borrowing Date have been prepared in good faith and are based on reasonable assumptions, and there are no statements or conclusions in the Projections which are based upon or include information known to the Borrower to be misleading in any material respect or which fail to take into account material information known to the Borrower regarding the matters reported therein. On the Initial Borrowing Date, the Borrower believes that the Projections are reasonable and attainable, it being recognized by the Lender, however, that projections as to future events are not to be viewed as facts and that the actual results during the period or periods covered by the Projections may differ from the projected results.

                  (e) After giving effect to the Transaction (but for this purpose assuming that the Transaction and the related financing had occurred prior to December 31, 2001), since December 31, 2001, there has been no Material Adverse Effect.

         6.06. Litigation. There is no litigation by any entity (private or governmental) pending or, to the best knowledge of the Borrower, threatened (i) with respect to any Credit Document or (ii) with respect to the Transaction, which is likely to materially adversely affect the Transaction; or (iii) that could reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect.

         6.07. True and Complete Disclosure. All factual information (taken as a whole) furnished by or on behalf of the Borrower or any other Credit Party in writing to the Lender (including, without limitation, all information contained in the Documents) for purposes of or in connection with this Agreement, the other Credit Documents or any transaction contemplated herein or therein is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of the Borrower or any other Credit Party in writing to the Lender will be, true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any fact necessary to make such information (taken as a whole) not misleading in any material respect at such time in light of the circumstances under which such information was provided.

         6.08. Use of Proceeds. All proceeds of the Loans will be used by the Borrower to finance the Acquisition and to pay the fees and expenses related to the Transaction.

         6.09. Tax Returns and Payments. Each of the Credit Parties has timely filed or caused to be timely filed (taking into account applicable extensions of time to file) with the appropriate taxing authority all federal, regional and local income tax returns and all other material tax returns, domestic and foreign (the "Returns"), and statements, forms and reports for taxes, required to be filed by, or with respect to the income, properties or operations of, each of the Credit Parties. The Returns accurately reflect in all material respects all liability for taxes of the Credit Parties as a whole for the periods covered thereby. Each of the Credit Parties has paid all taxes and assessments payable by it which have become due, other than those that are being contested in good faith and adequately disclosed and for which adequate reserves have been established and fully provided for on the financial statements of the Credit Parties in accordance with U.S. GAAP. There is no material action, suit, proceeding or claim or, to the best knowledge of the Borrower or any of its Subsidiaries, investigation now pending, and to the best knowledge of the Borrower or any of its Subsidiaries, none of the foregoing have been threatened by any authority regarding any taxes relating to any of the Credit Parties. None of the Credit Parties has entered into an agreement or waiver or been requested to enter into an agreement or waiver extending any statute of limitations relating to the payment or collection of taxes of such Credit Parties, or is aware of any circumstances that would cause the taxable years or other taxable periods of any of the Credit Parties not to be subject to the normally applicable statute of limitations. None of the Credit Parties has incurred, nor will any of them incur, any material tax liability in connection with the Transaction or any other transactions contemplated hereby that could reasonably be expected to have a Material Adverse Effect (it being understood that the representation contained in this sentence does not cover any future tax liabilities of the Credit Parties arising as a result of the operation of their businesses in the ordinary course of business).

         6.10. Interest Pledge Agreements. Upon execution of the Interest Pledge Agreements, the security interests created under the Interest Pledge Agreements in favor of the Lender, as Pledgee, will constitute valid security interests in the Pledge Agreement Collateral described in the Interest Pledge Agreements, subject to no security interests of any other Person, and upon completion of the filings and recordings required under applicable law, the security interests created in the Pledge Agreement Collateral shall be perfected security interests in favor of the Lender.

         6.11. Properties. Each of the Credit Parties has good and indefeasible title to all material properties owned by it, including all material property reflected in the most recent historical balance sheets referred to in Section 6.05(a) (except as sold or otherwise disposed of since the date of such balance sheet in the ordinary course of business or as permitted by the terms of this Agreement), free and clear of all Liens, other than Permitted Liens.

         6.12. Compliance with Statutes, etc. Each of the Credit Parties is in compliance with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including, without limitation, applicable statutes, regulations, orders and restrictions relating to environmental standards and controls) except where non-compliance could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         6.13. Permits. Including the Telecom Licenses which are addressed in
Section 6.17, each of the Credit Parties has obtained and possesses all material permits (including occupancy permits), certificates, licenses, consents or authorizations of any Governmental Authority (each, a "Permit") and has made all registrations or filings with or notices to any Governmental Authority necessary for the lawful conduct of its business as presently conducted, or necessary for the lawful ownership of its properties and assets or the operation of its business as presently conducted except in each case where failure to obtain or possess such Permits or to make any such registration, filing or notice could not be expected to have a Material Adverse Effect. All such Permits are in full force and effect, except any such Permit, which if not in full force and effect, could not be expected to have a Material Adverse Effect. Each of the Credit Parties is in compliance with all such Permits, except in each case where noncompliance could not be expected to have a Material Adverse Effect. To the best knowledge of the Borrower, each such Permit can be renewed in the ordinary course of business by the respective Credit Party. To the extent the Borrower is required to have any Permit under applicable law, any applications for the renewal of any such Permit which are due prior to the Effective Date will be timely made or filed by the respective Credit Party or its appropriate Subsidiary prior to the Effective Date. No proceeding to modify, suspend, revoke, withdraw, terminate or otherwise limit any such Permit is pending or, to the best knowledge of the Borrower or any of its Subsidiaries, threatened and neither the Borrower nor any of its Subsidiaries knows of any valid basis for such a proceeding, including, without limitation, in connection with the transactions contemplated hereby, that could be expected to result in a Material Adverse Effect. No administrative or governmental action or proceeding has been taken or, to the best knowledge of the Borrower or any of its Subsidiaries, threatened, in connection with the expiration, continuance or renewal of any such Permit and none of the Borrower or its Subsidiaries knows of any valid basis for such a proceeding that could be expected to have a Material Adverse Effect.

         6.14. Environmental Matters. (a) Each of the Credit Parties is in material compliance with all applicable Environmental Laws and the material requirements of any permits issued under such Environmental Laws, except to the extent where such noncompliance or failure to fulfill any requirements could not reasonably be expected to result in a Material Adverse Effect. There are no pending or, to the best knowledge of the Borrower or any of its Subsidiaries, threatened Environmental Claims against any of the Credit Parties or any Real Property owned, leased or operated by the Credit Parties (including any such claim arising out of the ownership, lease or operation by a Credit Party of any Real Property formerly owned, leased or operated by a Credit Party but no longer owned, leased or operated by such Credit Party) that could reasonably be expected to have a Material Adverse Effect. To the best knowledge of the Borrower or any of its Subsidiaries, there are no facts, circumstances, conditions or occurrences with respect to the business or operations of any of the Credit Parties, or any Real Property owned, leased or operated by any of the Credit Parties (including any Real Property formerly owned, leased or operated by a Credit Party but no longer owned, leased or operated by such Credit Party) or any property adjoining or adjacent to any such Real Property that could be expected (i) to form the basis of an Environmental Claim against any of the Credit Parties or any Real Property owned, leased or operated by any of the Credit Parties or any Subsidiaries of any Credit Party or (ii) to cause any Real Property owned, leased or operated by any of the Credit Parties to be subject to any restrictions on the ownership, lease, occupancy or transferability of such Real Property by a Credit Party under any applicable Environmental Law, which potential Environmental Claim or restriction could reasonably be expected to result in a Material Adverse Effect.

                  (b) To the best knowledge of the Borrower or any of its Subsidiaries, Hazardous Materials have not at any time been generated, used, treated or stored on, or transported to or from, or Released on or from, any Real Property owned, leased or operated by any of the Credit Parties, or any property adjoining or adjacent to any Real Property, where such generation, use, treatment, storage, transportation or Release has violated or could be reasonably expected to give rise to a material Environmental Claim.

         6.15. Labor Relations. None of the Credit Parties is engaged in any unfair labor practice that could reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect. There is (i) no unfair labor practice complaint pending against any of the Credit Parties or, to the best knowledge of the Borrower or any of its Subsidiaries, threatened against any of them, before any Governmental Authority, and no grievance or arbitration proceeding arising out of or under any collective bargaining agreement is now pending against any of the Credit Parties or, to the best knowledge of the Borrower or any of its Subsidiaries, threatened against any of them and (ii) no strike, labor dispute, slowdown or stoppage pending against any of the Credit Parties or, to the best knowledge of the Borrower or any of its Subsidiaries, threatened against any of the Credit Parties, except (with respect to any matter specified in clauses (i) or (ii) above, either individually or in the aggregate) such as could not reasonably be expected to have a Material Adverse Effect.

         6.16. Intellectual Property, etc. Each of the Credit Parties owns or has the right to use all the patents, trademarks, permits, domain names, service marks, trade names, copyrights, licenses, franchises, inventions, trade secrets, proprietary information and know-how of any type, whether or not written (including, but not limited to, rights in computer programs and databases) and formulas, or rights with respect to the foregoing, and has obtained assignments of all leases, licenses and other rights of whatever nature, necessary for the present conduct of its business, without any known conflict with the rights of others which, or the failure to obtain which, as the case may be, could reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect.

         6.17. Licenses. Schedule I sets forth a true and complete listing of all telecommunication licenses (and their details, including the relevant expiration dates) possessed by the Buyer and Sovintel as of the Effective Date (the "Telecom Licenses"). Each of the Telecom Licenses is in full force and effect. Any applications for the renewal of any of the Telecom Licenses, which are due prior to the Effective Date, will be timely made or filed by either the Buyer or Sovintel, as appropriate, prior to the Effective Date. No proceeding to modify, suspend, revoke, withdraw, terminate or otherwise limit any of the Telecom Licenses is pending or, to the best knowledge of the Borrower or any of its Subsidiaries, threatened. No administrative or governmental action or proceeding has been taken or, to the best knowledge of the Borrower or any of its Subsidiaries, threatened, in connection with the expiration, continuance or renewal of any of the Telecom Licenses and none of the Borrower, or any of its Subsidiaries knows of any valid basis for such a proceeding.

         6.18. Indebtedness. Schedule II sets forth a true and complete list of all Indebtedness (including Contingent Obligations) of each of the Credit Parties in excess of $100,000 as of the Initial Borrowing Date and which is to remain outstanding after giving effect to the Transaction, in each case showing the aggregate principal amount thereof and the name of the respective Credit Party and any Credit Party (or borrower, if not a Credit Party) which directly or indirectly guarantees such debt.

         6.19. Representations and Warranties in Other Credit Documents. All representations and warranties set forth in the other Credit Documents were true and correct in all material respects at the time as of which such representations and warranties were made (or deemed made) and shall be true and correct in all material respects as of the Initial Borrowing Date as if such representations or warranties were made on and as of such date (it being understood and agreed that any such representation or warranty which by its terms is made as of a specified date shall be true and correct in all material respects as of such specified date).

         SECTION 7. Affirmative Covenants. The Borrower hereby covenants and agrees that on and after the Effective Date and until the Commitment has terminated and the Loans (in each case together with interest thereon), Fees and all other Obligations (other than indemnities described in Section 11.12 which are not then due and payable) incurred hereunder and thereunder, are paid in full:

         7.01. Information Covenants. The Borrower will furnish, and/or will cause to be furnished, to the Lender:

                  (a) Quarterly Financial Statements. Within 60 days after the close of each of the first three quarterly accounting periods in each fiscal year of the Parent (i) the consolidated balance sheet of the Parent and its Subsidiaries as at the end of such quarterly accounting period and the related consolidated statements of income and retained earnings and statement of cash flows for such quarterly accounting period and for the elapsed portion of the fiscal year ended with the last day of such quarterly accounting period, in each case setting forth comparative figures for the corresponding quarterly accounting period in the prior fiscal year, all of which shall be certified by the chief financial officer of the Parent as fairly presenting in all material respects in accordance with U.S. GAAP the financial condition of the Parent and its Subsidiaries as of the dates indicated and the results of their operations for the periods indicated, subject to normal year-end audit adjustments and the absence of footnotes, and (ii) management's discussion and analysis of the important operational and financial developments during such quarterly accounting period. Within 60 days after the close of each quarterly accounting period in each fiscal year of the Buyer and Sovintel, the balance sheet for each of the Buyer and Sovintel, as the case may be, as at the end of such quarterly accounting period and the related consolidated statements of income and retained earnings and statement of cash flows for such quarterly accounting period and for the elapsed portion of the fiscal year ended with the last day of such quarterly accounting period, in each case prepared in accordance with Russian accounting standards (being the accounting standards established by Russian law from time to time) and setting forth comparative figures for the corresponding quarterly accounting period in the prior fiscal year, all of which shall be certified by the Chief Accountant or General Director of the Buyer or Sovintel, respectively, as fairly presenting in all material respects in accordance with Russian accounting standards the financial condition of the Buyer and Sovintel, respectively, as of the dates indicated and the results of their operations for the periods indicated, subject to normal year-end audit adjustments and the absence of footnotes.

                  (b) Annual Financial Statements. Within 120 days after the close of each fiscal year of the Parent, (i) the consolidated balance sheet of the Parent and its Subsidiaries as at the end of such fiscal year and the related consolidated statements of income and retained earnings and statement of cash flows for such fiscal year setting forth comparative figures for the preceding fiscal year and certified without qualification or going concern issues by Ernst & Young or other independent certified public accountants of recognized worldwide standing reasonably acceptable to the Lender prepared in accordance with U.S. GAAP, and (ii) management's discussion and analysis of the important operational and financial developments during such fiscal year. Within 120 days after the close of each fiscal year of the Buyer and Sovintel, the balance sheets for each of the Buyer and Sovintel, as the case may be, as at the end of such fiscal year and the related statements of income and retained earnings and statement of cash flows for such fiscal year prepared in accordance with Russian accounting standards and setting forth comparative figures for the preceding fiscal year and certified without qualification or going concern issues by Ernst & Young or other independent certified public accountants of recognized worldwide standing reasonably acceptable to the Lender prepared in accordance with Russian generally accepted auditing standards.

                  (c) Management Letters. Promptly after the Borrower's or any Credit Party's receipt thereof, a copy of any "management letter" received from its certified public accountants and management's response thereto.

                  (d) Budgets. Upon approval by the Parent's Board of Directors, but in any event not later than 90 days following the first day of each fiscal year of the Parent, a consolidated budget in form reasonably satisfactory to the Lender for such fiscal year prepared in detail and for the immediately succeeding fiscal year setting forth, with appropriate discussion, the principal assumptions upon which such budget is based.

                  (e) Officer's Certificates. At the time of the delivery of the financial statements provided for in Sections 7.01(a), (b) and (c), a compliance certificate from the chief financial officer of the Parent in the form of Exhibit L certifying on behalf of the Credit Parties that, (x) to such officer's best knowledge after due inquiry, no Default or Event of Default has occurred and is continuing or, if any Default or Event of

Default has occurred and is continuing, specifying the nature and extent thereof, which certificate shall set forth in reasonable detail the calculations required to establish whether the Credit Party was in compliance with the provisions of Sections 8.02(iv), 8.03(ii), 8.04(iii), 8.04(v), and 8.06 through 8.08, inclusive, at the end of such fiscal quarter or year, as the case may be and (y) (i) no changes are required to be made to Exhibit 3 of the Buyer Receivables Agreement or the Sovintel Receivables Agreement and the Annexes of the Interest Pledge Agreements, in each case so as to make the information set forth therein accurate and complete as of the date of such certificate, or (ii) to the extent that such information is no longer accurate and complete as of such date, list in reasonable detail all information necessary to make all such Exhibits and Annexes accurate and complete (at which time all such Exhibits and Annexes, as the case may be, shall be deemed modified to reflect such information).

                  (f) Notice of Default, Litigation and Material Adverse Effect. Promptly, and in any event within three Business Days after any officer of the Borrower or any of its Subsidiaries obtains knowledge thereof, notice of (i) the occurrence of any event which constitutes a Default or an Event of Default, (ii) any litigation or governmental investigation or proceeding pending against any Credit Party (x) which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect or (y) with respect to any Credit Document, (iii) the occurrence of any event which constitutes a default under, or causes the termination of, any material contract of any Credit Party, including without limitation the Acquisition Agreement, to the extent such default or termination could reasonably be expected to have a Material Adverse Effect, provided that any termination of the Acquisition Agreement (except upon its expiration after fulfillment of the parties' obligations thereunder) shall be deemed to constitute a Material Adverse Effect, or (iv) any other event, change or circumstance that has had, or could reasonably be expected to have, a Material Adverse Effect.

                  (g) Other Reports and Filings. Promptly after the filing or delivery thereof, copies of all financial information, proxy materials and reports, if any, which a Credit Party shall publicly file with the appropriate governmental body or any successor thereto or deliver to holders (or any trustee, agent or other representative therefor) of its material Indebtedness pursuant to the terms of the documentation governing such Indebtedness.

                  (h) Other Information. From time to time, such other information or documents (financial or otherwise) with respect to any of the Credit Parties as the Lender may reasonably request.

         7.02. Books, Records and Inspections. The Borrower will, and will use its best efforts to cause each of the Credit Parties to, keep proper books of record and accounts in which full, true and correct entries in conformity with U.S. GAAP and all requirements of law shall be made of all dealings and transactions in relation to its business and activities. The Borrower will, and will use its best efforts to cause, each of the Credit Parties to, permit officers and designated representatives of the Lender to visit and inspect, under guidance of officers of the respective Credit Party, any of the properties of such Credit Party, and to examine the books of account of such Credit Party and discuss the affairs, finances and accounts of such Credit Party with, and be advised as to the same by, its and their officers and independent accountants, all upon reasonable prior notice and at such reasonable times and intervals and to such reasonable extent as the Lender may reasonably request. If a Default or an Event of Default has occurred and is continuing or if access is necessary to preserve or protect the Collateral as determined by the Lender, the Borrower shall, and shall cause each of the Credit Parties to, provide such access to the Lender at all times and without advance notice. Furthermore, so long as any Default or Event of Default has occurred and is continuing, the Borrower shall, and shall cause each of the Credit Parties to, provide the Lender with access to information in their possession regarding their suppliers and customers.

         7.03. Maintenance of Property; Insurance. The Borrower will, and will use its best efforts to cause each of the Credit Parties to, (i) keep all property necessary to their respective businesses in good working order and condition, ordinary wear and tear excepted, (ii) maintain with financially sound and reputable insurance companies insurance on all such property and against all such risks as is consistent and in accordance with industry practice for companies similarly situated owning similar properties and engaged in similar businesses as the Credit Parties and (iii) furnish to the Lender, upon its request therefor, full information as to the insurance carried.

         7.04. Existence; Franchises. The Borrower will, and will use its best efforts to cause each of the Credit Parties to, do or cause to be done, all things necessary to preserve and keep in full force and effect its existence and its material rights, franchises, licenses, permits, copyrights, trademarks and patents; provided, however, that nothing in this Section 7.04 shall prevent (i) sales of assets and other transactions by the Borrower or any of its Subsidiaries not in contravention of Section 8.02 or (ii) the withdrawal by the Borrower or any of its Subsidiaries of its qualification as a foreign corporation, partnership or limited liability company, as the case may be, in any jurisdiction if such withdrawal could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         7.05. Compliance with Statutes, etc. The Borrower will, and will use its best efforts to cause each of the Credit Parties to, comply with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including applicable statutes, regulations, orders and restrictions relating to environmental standards and controls), except to the extent that in the Lender's reasonable opinion such noncompliance is not likely to result in a Material Adverse Effect.

         7.06. Compliance with Environmental Laws. The Borrower will comply, and will use its best efforts to cause each of the Credit Parties to comply, in all material respects with all Environmental Laws applicable to, or required by, the ownership, lease or use of its Real Property now or hereafter owned, leased or operated by any Credit Party, and will promptly pay or cause to be paid all costs and expenses incurred in connection with such compliance, and will keep or cause to be kept all such Real Property free and clear of any Liens imposed pursuant to such Environmental Laws, except to the extent that in the Lender's reasonable opinion such noncompliance, failure to pay or imposition of a Lien is not likely to result in a Material Adverse Effect.

         7.07. End of Fiscal Years; Fiscal Quarters. The Borrower will cause (i) its, and each of its Subsidiaries', fiscal years to end on December 31 of each year and (ii) its, and each of its Subsidiaries', fiscal quarters to end on dates which are consistent with a fiscal year end as described above.

         7.08. Performance of Obligations. The Borrower will, and will use its best efforts to cause each of the Credit Parties to, perform all of their obligations under the terms of each mortgage, indenture, security agreement, loan agreement or credit agreement and each other agreement, contract or instrument by which they are bound, except such non-performances as could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         7.09. Payment of Taxes. The Borrower will pay and discharge, and will use its best efforts to cause each of the Credit Parties to pay and discharge, all taxes, assessments and governmental charges or levies imposed upon it or any other Credit Party or upon its or any other Credit Party's income or profits or upon any properties belonging to it or to any other Credit Party, in each case on a timely basis, and all lawful claims which, if unpaid, might become a Lien or charge upon any properties of a Credit Party not otherwise permitted under
Section 8.01(i); provided that neither the Borrower nor any of the Credit Parties shall be required to pay any such tax, assessment, charge, levy or claim which is being contested in good faith and by proper proceedings if it has maintained adequate reserves with respect thereto in accordance with U.S. GAAP.

         7.10. Use of Proceeds. The Borrower will use the proceeds of the Loans only as provided in Section 6.08.

         7.11. Corporate Separateness. The Borrower will, and will use its best efforts to cause each of its Subsidiaries and the Credit Parties to, satisfy customary corporate, limited liability company or partnership formalities, as the case may be, including the holding of regular board of directors' and shareholders' meetings or action by directors or shareholders without a meeting and the maintenance of corporate, limited liability company or partnership, as the case may be, offices and records. The Borrower shall not, and shall use its best efforts to ensure that each of its Subsidiaries and each Credit Party does not, take any action or conduct its affairs in a manner which is likely to result in the corporate limited liability company or partnership, as the case may be, existence of the Borrower, any of its Subsidiaries or each Credit Party being ignored, or in the assets and liabilities of the Borrower, any of its Subsidiaries or each Credit Party being substantively consolidated with those of the Borrower and its other Subsidiaries and any other Credit Party in a bankruptcy, reorganization or other insolvency proceeding.

         SECTION 8. Negative Covenants. The Borrower hereby covenants and agrees that on and after the Effective Date and until the Commitment has terminated and the Loans (together with interest thereon), Fees and all other Obligations (other than any indemnities described in Section 11.12 which are not then due and payable) incurred hereunder and thereunder, are paid in full (unless otherwise agreed by the Lender in writing):

         8.01. Liens. The Borrower will not, and will use its best efforts to prevent any of the Credit Parties from, creating, incurring, assuming or suffering to exist any Lien upon or with respect to its or their assets, whether now owned or hereafter acquired, or selling any such property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such assets (including sales of accounts receivable with recourse to any Credit Party), or assigning any right to receive income or permitting the filing of any financing statement or any other similar notice of Lien under any recording, notice or similar statute; provided that the provisions of this Section 8.01 shall not prevent the creation, incurrence, assumption or existence of the following (Liens described below are herein referred to as "Permitted Liens"):

                  (i) inchoate Liens for taxes, assessments or governmental charges or levies not yet due or Liens for taxes, assessments or governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves have been established in accordance with U.S. GAAP;

                  (ii) Liens in respect of property or assets of the Borrower or any of the Credit Parties imposed by law, which were incurred in the ordinary course of business and do not secure Indebtedness for borrowed money, such as carriers', warehousemen's, materialmen's and mechanics' liens and other similar Liens arising in the ordinary course of business, and (x) which do not in the aggregate materially detract from the value of the Borrower's or other Credit Party's property or assets or materially impair the use thereof in the operation of the business of the Borrower or such Credit Party or (y) which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or assets subject to any such Lien;

                  (iii) Liens in existence on the Initial Borrowing Date which are listed, and the property subject thereto described, in Schedule III but only through the respective date, if any, set forth in such Schedule III for the removal, replacement and termination of any such Liens, plus renewals, replacements and extensions of such Liens to the extent set forth on such
Schedule III, provided that (x) the aggregate principal amount of the Indebtedness, if any, secured by such Liens does not increase from that amount outstanding at the time of any such renewal, replacement or extension and (y) any such renewal, replacement or extension does not encumber any additional assets or properties of the Borrower or any of the Credit Parties;

                  (iv) Liens created pursuant to the Security Documents; and

                  (v) Liens on any assets or property of the Borrower or any other Credit Party, except for the Collateral, provided that the total value of such property or assets subject to Liens permitted pursuant to this Section 8.01(v) does not exceed $30,000,000 (Thirty Million Dollars) in the aggregate, and provided further that in no event shall any Liens on any assets or property of the Borrower consisting of receivables with respect to a contract, agreement or arrangement be permitted to exist or be incurred.

         8.02. Consolidation, Merger, Purchase or Sale of Assets, etc. The Borrower will not, and will use its best efforts so that none of the Credit Parties shall, wind up, liquidate or dissolve its affairs or enter into any transaction of merger or consolidation (when either the Borrower or the Credit Party is not the surviving entity unless the transaction is between or among Credit Parties), or convey, sell, lease or otherwise dispose of all or substantially all of its property or assets, or enter into any sale-leaseback transactions (except with another Credit Party), or purchase or otherwise acquire (in one or a series of related transactions) any part of the property or assets (other than purchases or other acquisitions of inventory, materials, equipment and supplies in the ordinary course of business) of any Person (or agree to do any of the foregoing at any future time), except that:

                  (i) Capital Expenditures by the Credit Parties shall be permitted to the extent not in violation of Section 8.06;

                  (ii) each of the Credit Parties may make sales of inventory in the ordinary course of business;

                  (iii) investments may be made to the extent permitted by
Section 8.04;

                  (iv) the Credit Parties may sell assets (other than the capital stock or other equity interests of any Subsidiary of a Credit Party), so long as (w) no Default or Event of Default then exists or would result therefrom, (x) the respective Credit Party receives at least fair market value,
(y) the consideration received by the respective Credit Party consists solely of cash and is paid at the time of the closing of such sale and (z) the aggregate amount of the proceeds received from all assets sold pursuant to this clause
(iv) shall not exceed $500,000 in any fiscal year of the respective Credit
Party;

                  (v) each of the Credit Parties may lease (as lessee) or license (as licensee) real or personal property;

                  (vi) each of the Credit Parties may sell or discount its accounts receivable without recourse and for cash at fair market value, but only in connection with the compromise or collection thereof and not as part of any financing transaction, provided that the aggregate amount of such sales shall not exceed $500,000 in any fiscal year of the respective Credit Party;

                  (vii) each of the Credit Parties may grant licenses, sublicenses, leases or subleases to other Persons not materially interfering with the conduct of the business of such Credit Party, in each case so long as no such grant otherwise affects the Lender's security interest in the asset or property subject thereto;

                  (viii) the Acquisition shall be permitted in accordance with the terms of the Acquisition Documents and upon the consummation of the Acquisition, the Buyer and Sovintel may be merged together regardless of which entity shall survive, provided that such merger (I) does not otherwise result in a Default or Event of Default and (II) does not impair any security for the performance of any term of any Credit Document; and

                  (ix) the Parent may sell or otherwise dispose of its shares in MCT Corp., a Delaware corporation, at a fair market price in an arms-length transaction.

To the extent the Lender waives the provisions of this Section 8.02 with respect to the sale of any Collateral, or any Collateral is sold as permitted by this
Section 8.02 (other than to a Credit Party), such Collateral shall be sold free and clear of the Liens created by the Security Documents.

         8.03. Indebtedness. The Borrower will not, and will use its best efforts to prevent the Credit Parties from, contracting, creating, incurring, assuming or suffering to exist any Indebtedness, except:

                  (i) Indebtedness incurred pursuant to this Agreement and the other Credit Documents; and

                  (ii) Indebtedness in an aggregate principal amount not to exceed $10,000,000 (Ten Million Dollars) incurred in any single transaction or series of transactions with any Person or Persons other than another Credit Party.

         8.04. Advances, Investments and Loans. Except as provided in Section 8.05, the Borrower will not, and will use its best efforts to prevent the Credit Parties from, directly or indirectly, lending money or extending credit or making advances to any Person, or purchasing or acquiring any stock, obligations or securities of, or any other interest in, or making any capital contribution to, any other Person, or purchasing or owning a futures contract or otherwise becoming liable for the purchase or sale of currency or other commodities at a future date in the nature of a futures contract (other than for currency risk hedging purposes), except that the following shall be permitted:

                  (i) any Credit Party may acquire and hold accounts receivable owing to any of them, if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms of the Credit Party;

                  (ii) the Credit Parties may acquire and own investments (including debt obligations) received in connection with the bankruptcy or reorganization of suppliers and customers and in good faith settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;

                  (iii) the Credit Parties may make loans and advances to their officers and employees for moving, relocation and travel expenses and other similar expenditures, in each case in the ordinary course of business in an aggregate amount not to exceed $1,000,000 (One Million Dollars) at any time (determined without regard to any write-downs or write-offs of such loans and advances);

                  (iv) any Credit Party may make advances to any Person in the ordinary course of business of such Credit Party; and

                  (v) any Credit Party may (1) make a capital contribution to, or otherwise invest or acquire an equity interest in, any other Credit Party; and (2) invest in LLC Golden Telecom, a Ukrainian limited liability company, provided that the aggregate amount of all such investments by the Credit Parties shall not exceed $5,200,000 (Five Million Two Hundred Thousand Dollars) and invest in any other Person, provided that the aggregate amount of all such investments by the Credit Parties shall not exceed $2,500,000 (Two Million Five Hundred Thousand Dollars).

         8.05. Transactions with Affiliates. Except as otherwise provided in
Section 8.04, or otherwise permitted in writing by the Lender, the Borrower will not, and will use its best efforts to prevent the Credit Parties from, entering into any transaction or series of related transactions with any Affiliate of any Credit Party, other than in the ordinary course of business and on terms and conditions substantially as favorable to the Credit Party as would reasonably be obtained by it at that time in a comparable arm's-length transaction with a Person other than an Affiliate, except that customary fees may be paid to non-officer directors of the Credit Parties, provided that the Credit Parties may make loans to one or more Subsidiaries of a Credit Party if (x) the aggregate amount of such loans outstanding at any time does not exceed $10,000,000 (Ten Million Dollars) and (y) any such Subsidiary which receives a loan in an aggregate amount of $1,000,000 (One Million Dollars) or more shall execute and deliver, by the last day of the fiscal quarter during which such Indebtedness is incurred, a guaranty, substantially in the form of the Parent Guaranty attached hereto as Exhibit G, or a surety agreement, substantially in the form of the surety agreements to be entered into on the Initial Borrowing Date by each of the Buyer and Sovintel and attached hereto as Exhibits H and J, and, by the same date shall become a party to the Subordination Agreement. Notwithstanding anything in this Section 8.05 to the contrary, any existing intercompany Indebtedness existing as of the Effective Date among the Credit Parties or any of their Subsidiaries may be extended or renewed (with respect to principal only) or payment of principal in respect thereof deferred, provided that such extension, renewal or deferral is granted on substantially the same terms and conditions applicable as of the Effective Date.

         8.06. Capital Expenditures. The Borrower will not, and will not permit any of the Credit Parties to, make any Capital Expenditures, except that during the first half or second half of any fiscal year of a Credit Party (taken as one accounting period), all of the Credit Parties may make Capital Expenditures in an aggregate amount not exceeding 65% of Consolidated EBITDA of the Parent and its Subsidiaries for such six month period.

         8.07. Consolidated Debt Service Ratio. The Borrower will not permit the Consolidated Debt Service Ratio for any fiscal year to be less than 2:1.

         8.08. Gearing Ratio. The Borrower will not permit the Gearing Ratio at any time to be greater than 1:2.

         8.09. Modification of Memorandum and Articles of Association and Certain Other Agreements, etc. Unless otherwise agreed to by the Lender in writing (not to be unreasonably withheld), the Borrower will use its best efforts to prevent each Credit Party from:

                  (i) other than as provided for in, or contemplated by, the Acquisition Documents, or as required by applicable law, amending, modifying or changing its Memorandum and Articles of Association (including, without limitation, by the filing or modification of any certificate or articles of designation), certificate of formation, limited liability company agreement, charter or by-laws (or the equivalent organizational documents), as applicable, or any agreement entered into by it with respect to its capital stock or other equity interests (including any shareholders' agreement), or enter into any new agreement with respect to its capital stock or other equity interests, unless such amendment, modification, change or other action contemplated by this clause
(i) could not reasonably be expected to be adverse to the interests of the Lender in any material respect;

                  (ii) amending, modifying or changing any term or provision of the Acquisition Agreement unless such amendment, modification or change is approved in advance by the Lender; or

                  (iii) making any voluntary or optional payment or prepayment in respect of any Indebtedness of any Credit Party, except as otherwise permitted by this Agreement or between or among Credit Parties that are parties to the Subordination Agreement, or amending, modifying, or permitting the amendment or modification of, any provision of any agreement evidencing any such Indebtedness, except for such amendments or modifications that could not reasonably be expected to be adverse to the interests of the Lender in any material respect.

         8.10. Limitation on Certain Restrictions on Subsidiaries. The Borrower will not, and will use its best efforts to prevent the Credit Parties from, directly or indirectly, creating or otherwise causing or suffering to exist or becoming effective any encumbrance or restriction on the ability of the Borrower or any Credit Party to (a) pay dividends or make any other distributions on its capital stock or any other interest or participation in its profits owned by such Credit Party, or pay any Indebtedness owed to such Credit Party, (b) make loans or advances to such Credit Party or (c) transfer any of its properties or assets to such Credit Party, except for such encumbrances or restrictions existing under or by reason of (i) applicable law,
(ii) this Agreement and the other Credit Documents, (iii) customary provisions restricting subletting or assignment of any lease governing any leasehold interest of the Credit Parties, (iv) except where the existence of such provision causes or may be reasonably believed to cause a Material Adverse Effect, customary provisions restricting assignment of any licensing agreement (in which a Credit Party is the licensee) or other contract entered into by a Credit Party in the ordinary course of business, (v) restrictions on the transfer of any asset pending the close of the sale of such asset, and (vi) restrictions on the transfer of any asset subject to a Lien permitted by Section 8.01(iii).

         8.11. Business; etc. The Borrower will not, and will use its best efforts to prevent the Credit Parties from, making substantial changes in the businesses engaged in by each of them as of the Initial Borrowing Date.

         SECTION 9. Events of Default. Upon the occurrence of any of the following specified events (each an "Event of Default"):

         9.01. Payments. The Borrower shall (i) default in the payment when due of any principal of any Loan or (ii) default, and such default shall continue unremedied for three or more Business Days, in the payment when due of any interest on any Loan, any Fees or any other amounts owing hereunder or under any other Credit Document; or

         9.02. Representations, etc. Any representation, warranty or statement made or deemed made by any Credit Party herein or in any other Credit Document or in any certificate delivered to the Lender pursuant hereto or thereto shall prove to be untrue in any material respect on the date as of which made or deemed made, and the fact, circumstance or condition that is the subject matter of such representation if capable of correction is not corrected to conform with such representation, warranty or statement within 30 days after the Borrower becomes aware of such incorrectness; or

         9.03. Covenants. Any Credit Party shall (i) default in the due performance or observance by it of any term, covenant or agreement contained in Sections 7.01(f), 7.09 or 7.10 or Section 8 or (ii) default in the due performance or observance by it of any other term, covenant or agreement contained in this Agreement or in any other Credit Document (other than those set forth in Section 9.01) and such default described in this clause (ii) shall continue unremedied for a period of 30 days after written notice thereof to the defaulting party by the Lender; or

         9.04. Default Under Other Agreements. (i) Any Credit Party shall (x) default in any payment of any Indebtedness (other than the Obligations) beyond the period of grace, if any, provided in an instrument or agreement under which such Indebtedness was created or (y) default in the observance or performance of any agreement or condition relating to any Indebtedness (other than the Obligations) or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, except for any Indebtedness owed to a supplier by any Credit Party for goods received or services rendered that is being contested in good faith by appropriate proceedings, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause (determined without regard to whether any notice is required), any such Indebtedness to become due prior to its stated maturity or (ii) any Indebtedness (other than the Obligations) of any Credit Party shall be declared to be (or shall become) due and payable, or required to be prepaid other than by a regularly scheduled required prepayment, prior to the stated maturity thereof, provided that it shall not be a Default or an Event of Default under this Section 9.04 unless the aggregate principal amount of all Indebtedness as described in preceding clauses
(i) and (ii) is at least $1,000,000 (One Million Dollars); or

         9.05. Bankruptcy, etc. Any Credit Party shall commence a voluntary case concerning itself under any bankruptcy, insolvency, reorganization or other similar laws affecting the rights of creditors generally, as now or hereafter in effect, or any successor thereto; or an involuntary case is commenced against any Credit Party, and the petition is not controverted within 10 days, or is not stayed or dismissed within 60 days, after commencement of the case; or a custodian is appointed for, or takes charge of, all or substantially all of the property of any Credit Party and the order appointing such custodian is not stayed or dismissed within 60 days after the issue thereof, or any Credit Party commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to any Credit Party, or there is commenced against any Credit Party any such proceeding which remains unstayed or undismissed for a period of 60 days, or any Credit Party is adjudicated insolvent or bankrupt and such adjudication remains unstayed or undischarged for a period of 60 days; or any order of relief or other order approving any such case or proceeding is entered and not stayed or discharged for a period of 60 days; or any Credit Party suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of 60 days; or any Credit Party makes a general assignment for the benefit of creditors; or any corporate, limited liability company or similar action is taken by any Credit Party for the purpose of effecting any of the foregoing; or any Credit Party becomes unable or admits in writing its inability or fails generally to pay its debts as they become due; or

         9.06. Security Documents. Any of the Security Documents shall cease to be in full force and effect, or shall cease to give the Lender the Liens, rights, powers and privileges purported to be created thereby (including, without limitation, a perfected security interest in, and Lien on, all of the Collateral, in favor of the Lender, superior to and prior to the rights of all third Persons (except as permitted by Section 8.01), and subject to no other Liens (except as permitted by Section 8.01)), or any Credit Party shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to any such Security Document and such default shall continue beyond the period of grace, if any, specifically applicable thereto pursuant to the terms of such Security Document; or

         9.07. Guaranties. Any Guaranty or any provision thereof shall cease to be in full force or effect as to any Guarantor, or any Guarantor or any Person acting for or on behalf of such Guarantor shall deny or disaffirm such Guarantor's obligations under the Guaranty to which it is a party or any Guarantor shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to the Guaranty to which it is a party; or

         9.08. Judgments. One or more judgments or decrees shall be entered against any Credit Party involving in the aggregate for such Credit Party a liability (not paid or fully covered by a reputable and solvent insurance company) and such judgments and decrees either shall be final and non-appealable or shall not be vacated, discharged or stayed or bonded pending appeal for any period of 30 consecutive days, and the aggregate amount of all such judgments equals or exceeds $5,000,000 (Five Million Dollars); or

         9.09. Material Adverse Change. Any event or series of events whether related or not occurs which could reasonably be expected to constitute a Material Adverse Change;

then, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing, the Lender may, by written notice to the Borrower, take any or all of the following actions, without prejudice to the rights of the Lender to enforce its claims against any Credit Party (provided that, if an Event of Default specified in Section 9.05 shall occur with respect to the Borrower, the result which would occur upon the giving of written notice by the Lender as specified in clauses (i) and (ii) below shall occur automatically without the giving of any such notice): (i) declare the Commitment terminated, whereupon the Commitment shall forthwith terminate immediately and any Commitment Commission shall forthwith become due and payable without any other notice of any kind; (ii) declare the principal of and any accrued but unpaid interest in respect of all Loans and Obligations owing hereunder and under any Security Document to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Credit Party; and (iii) enforce, as Lender, all of the Liens and security interests created pursuant to the Security Documents.

         SECTION 10. Definitions and Accounting Terms.

         10.01. Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                  "Acquisition" shall mean the acquisition by the Parent, either directly or indirectly through any Wholly-Owned Subsidiary, of a participatory interest representing fifty percent (50%) of the outstanding equity interest in Sovintel from Rostelecom.

                  "Acquisition Agreement" shall mean that certain Ownership Interest Purchase Agreement, dated as of March 13, 2002, by and between Rostelecom, the Buyer and SFMT-CIS, Inc., as amended, modified or supplemented from time to time, in accordance with the terms hereof and thereof.

                  "Acquisition Documents" shall mean the Acquisition Agreement and all other agreements and documents relating to the Acquisition.

                  "Affiliate" shall mean, with respect to any Person, any other Person directly or indirectly controlling (including, but not limited to, all directors and officers of such Person), controlled by, or under direct or indirect common control with, such Person. For the purposes of Section 8.05, a Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power (i) to vote 25% or more of the securities having ordinary voting power for the election of directors (or equivalent governing body) of such Person or (ii) to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise; provided, however, that the Lender (and any Affiliate thereof) shall not be considered an Affiliate of any Credit Party.

                  "Agreement" shall mean this Credit Agreement, as modified, supplemented, amended, restated (including any amendment and restatement hereof), extended or renewed from time to time.

                  "Applicable Margin" shall mean a percentage per annum equal to 4.35%.

                  "Arrangement Fee" shall have the meaning provided in Section 2.01(a).

                  "Borrower" shall mean ROL Holdings Limited, a limited liability company organized and existing under the laws of the Republic of Cyprus.

                  "Borrowing" shall mean the borrowing of a Loan on a given date.

                  "Business Day" shall mean (i) for all purposes other than as covered by clause (ii) below, any day except Saturday, Sunday and any day which shall be in Moscow, the Russian Federation, a legal holiday or a day on which banking institutions are authorized or required by law or other government action to close and (ii) with respect to all notices and determinations in connection with, and payments of principal and interest on, Loans, any day which is a Business Day described in clause (i) above and which is also a day for trading by and between banks in U.S. dollar deposits in the London interbank market.

                  "Buyer" shall mean OOO TeleRoss, a limited liability company organized under the laws of the Russian Federation and an Affiliate of the Borrower.

                  "Buyer Receivables Agreement" shall have the meaning provided in Section 4.09.

                  "Buyer Surety Agreement" shall have the meaning provided in
Section 4.12.

                  "Capital Expenditures" shall mean, with respect to any Person, all expenditures by such Person which should be capitalized in accordance with U.S. GAAP and, without duplication, the amount of capitalized lease obligations incurred by such Person.

                  "Change of Control" shall mean, with respect to the Parent, any Person or group after the date hereof shall become the beneficial owner, directly or indirectly, of greater than 331/3% of the economic or voting interests in the Parent, provided that for holders of any economic or voting interest in the Parent's capital stock as of the Effective Date, the threshold percentage shall be 50%, and with respect to any other Credit Party, at any time after the Effective Date, the Permitted Holder shall fail to be the beneficial owner, directly or indirectly, of 100% of the economic or voting interests in such Credit Party.

                  "Collateral" shall mean all property (whether real or personal) with respect to which any security interests have been granted (or purported to be granted) pursuant to any Security Document, including, without limitation, all Pledge Agreement Collateral and the receivables conditionally assigned under the Buyer Receivables Agreement and the Sovintel Receivables Agreement.

                  "Commitment" shall have the meaning provided in Section 1.01.

                  "Commitment Commission" shall have the meaning provided in
Section 2.01(b).

                  "Commitment Period" shall mean the period beginning on the Effective Date and terminating with and on the Commitment Period Termination Date.

                  "Commitment Period Termination Date" shall mean December 6, 2002.

                  "Consolidated Debt Service Ratio" shall mean for any period the ratio of Consolidated EBITDA to Consolidated Finance Charges.

                  "Consolidated EBIT" shall mean, for any period, Consolidated Net Income for such period before deducting therefrom Consolidated Interest Expense for such period to the extent that such Consolidated Interest Expense was deducted in arriving at Consolidated Net Income for such period, and not taking into account foreign exchange gains and losses for such period, and provision for taxes based on income that was included in arriving at Consolidated Net Income for such period and without giving effect (x) to any extraordinary gains or any extraordinary non-cash losses (except to the extent that any such extraordinary non-cash losses will require a cash payment in a future period) and (y) to any gains or losses from sales of assets other than from sales of inventory in the ordinary course of business.

                  "Consolidated EBITDA" shall mean, for any period, Consolidated EBIT for such period, adjusted by adding thereto the amount of all amortization of intangibles and depreciation that was deducted in arriving at Consolidated Net Income for such period.

                  "Consolidated Finance Charges" shall mean, for any period, the aggregate consolidated amount of the interest (including the interest element of leasing and hire purchase payments and capitalized interest), commission, fees, discounts and other finance payments payable by the Parent or any of its Subsidiaries (including any commission, fees, discounts and other finance payments payable by them under any interest rate hedging arrangement but deducting any commission, fees, discounts and other finance payments receivable by the Parent or any of its Subsidiaries under any interest rate hedging instrument), the aggregate of scheduled and mandatory payments of any Indebtedness falling due, and the amount of any cash dividends or distributions paid or made.
                  "Consolidated Indebtedness" shall mean, at any time, the principal amount of all Indebtedness of the Parent and its Subsidiaries at such time determined on a consolidated basis.

                  "Consolidated Interest Expense" shall mean, for any period, the sum of the total consolidated interest expense of the Parent and its Subsidiaries for such period (calculated without regard to any limitations on the payment thereof) plus, without duplication, (x) that portion of capitalized lease obligations of the Parent and its Subsidiaries representing the interest factor for such period and (y) the "deemed interest expense" (i.e., the interest expense which would have been applicable if the respective obligations were structured as on-balance sheet financing arrangements) with respect to all Indebtedness of the Credit Parties of the type described in clause (viii) of the definition of Indebtedness contained herein for such period.

                  "Consolidated Net Income" shall mean, for any period, the net income (or loss) of the Credit Parties for such period, determined on a consolidated basis (after any deduction for minority interests), provided that
(i) in determining Consolidated Net Income, the net income of any other Person which is not a Subsidiary of the Parent or is accounted for by the Parent by the equity method of accounting shall be included only to the extent of the payment of cash dividends or cash distributions by such other Person to the Parent or a Subsidiary thereof during such period, (ii) the net income of any Subsidiary of the Parent shall be excluded to the extent that the declaration or payment of cash dividends or similar cash distributions by such Subsidiary of that net income is not at the date of determination permitted by operation of its charter or any agreement, instrument or law applicable to such Subsidiary and (iii) the net income (or loss) of any other Person acquired by the Parent or a Subsidiary of the Parent in a pooling of interests transaction for any period prior to the date of such acquisition shall be excluded.

                  "Contingent Obligation" shall mean, as to any Person, any obligation of such Person as a result of such Person's being a general partner of any other Person, unless the underlying obligation is expressly made non-recourse as to such general partner, and any obligation of such Person guaranteeing or intended to guarantee any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (x) for the purchase or payment of any such primary obligation or (y) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; provided, however, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

                  "Consolidated Tangible Net Worth" shall mean at any time, consolidated net worth of the Parent and its Subsidiaries minus any consolidated intangible assets of the Parent and its Subsidiaries (including, but not limited to, goodwill, licenses and other assets of similar nature).

                  "Credit Documents" shall mean this Agreement and, after the execution and delivery thereof pursuant to the terms of this Agreement, each Security Document.

                  "Credit Event" shall mean the making of any Loan.

                  "Credit Party" shall mean the Parent, the Borrower, the Buyer, GTS Finance, SFMT Rusnet, Sovinet, Sovintel and any other Person which executes, or is required to execute, the Subordination Agreement pursuant to Section 8.05.

                  "Default" shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

                  "Documents" shall mean the Credit Documents and the Acquisition Documents.

                  "Dollars" and the sign "$" shall each mean freely transferable lawful money of the United States.

                  "Effective Date" shall have the meaning provided in Section 11.09.

                  "Eligible Transferee" shall mean a commercial bank.

                  "Environmental Claims" shall mean any and all actions, suits, demands, directives, claims, liens, notices of violation, investigations or proceedings relating to any Environmental Law or any permit issued, or any approval given, under any such Environmental Law (hereafter, for the purposes of this definition, "Claims"), including, without limitation, (a) any and all Claims by Governmental Authorities for enforcement, cleanup, or other actions or damages pursuant to any applicable Environmental Law, and (b) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, or injunctive relief in connection with alleged injury or threat of injury to health, safety or the environment due to the presence of Hazardous Materials.

                  "Environmental Law" shall mean any law, statute, rule, regulation, ordinance, code, guideline, policy and rule of common law now or hereafter in effect and in each case as amended, of any Governmental Authority, and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to the environment, employee health and safety or Hazardous Materials.

                  "Event of Default" shall have the meaning provided in Section
9.

                  "Fees" shall mean all amounts payable pursuant to or referred to in Section 2.01.

                  "Gearing Ratio" shall mean, at any time, the ratio of Consolidated Indebtedness to Consolidated Tangible Net Worth.

                  "Governmental Authority" shall mean any nation or government, any state, region, or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

                  "GTS Finance" shall mean GTS Finance, Inc., a Delaware corporation and an Affiliate of the Parent.

                  "Guarantor" shall mean each of the Parent, the Buyer and Sovintel.

                  "Guaranty" shall mean each of the Parent Guaranty, the Buyer Surety Agreement, the Sovintel Surety Agreement and any other guaranty or surety agreement entered into pursuant to Section 8.05.

                  "Hazardous Materials" shall mean any chemical, material or substance, the exposure to, or Release of which is prohibited, limited or regulated by any Governmental Authority.

                  "Indebtedness" shall mean, as to any Person, without duplication, (i) all indebtedness (including principal, interest, fees and charges) of such Person for borrowed money or for the deferred purchase price of property or services, (ii) the maximum amount available to be drawn down under all letters of credit, bankers' acceptances and similar obligations issued for the account of such Person and all unpaid drawings in respect of such letters of credit, bankers' acceptances and similar obligations, (iii) all Indebtedness of the types described in clause (i), (ii), (iv), (v), (vi) or (vii) of this definition secured by any Lien on any property owned by such Person, whether or not such Indebtedness has been assumed by such Person (provided that, if the Person has not assumed or otherwise become liable in respect of such Indebtedness, such Indebtedness shall be deemed to be in an amount equal to the lesser of the amount of the Indebtedness secured by such property and the fair market value of the property to which such Lien relates as determined in good faith by such Person), (iv) the aggregate amount of all capitalized lease obligations of such Person, (v) all obligations of such Person to pay a specified purchase price for goods or services, whether or not delivered or accepted, i.e., take-or-pay and similar obligations, (vi) all Contingent Obligations of such Person, (vii) all obligations under any Interest Rate Protection Agreement, any Other Hedging Agreement or under any similar type of agreement and (viii) all monetary obligations of such Person under (x) a so-called synthetic, off-balance sheet or tax retention lease, or (y) an agreement for the use or possession of property creating obligations that do not appear on the balance sheet of such Person but which, upon the insolvency or bankruptcy of such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment). Notwithstanding the foregoing, Indebtedness shall not include trade payables and accrued expenses or liabilities incurred by any Person in accordance with customary practices and in the ordinary course of business of such Person.

                  "Initial Borrowing Date" shall mean the date occurring on or after the Effective Date on which the initial Borrowing of the Loans occurs.

                  "Interest Determination Date" shall mean, with respect to any Loan, the second Business Day prior to the commencement of any Interest Period relating to such Loan.

                  "Interest Pledge Agreements" shall have the meaning provided in Section 4.08.

                  "Interest Period" shall mean with respect to any Loan, in the first instance, the period commencing on and including the date such Loan is made and, in the case of each subsequent successive Interest Period applicable to each such Loan, commencing on the last day of the immediately preceding Interest Period, and, in each such case, ending on the next Quarterly Interest Payment Date or, if earlier, the Maturity Date.

                  "Interest Rate Protection Agreement" shall mean any interest rate swap agreement, interest rate cap agreement, interest collar agreement, interest rate hedging agreement or other similar agreement or arrangement.

                  "Leaseholds" of any Person shall mean all the right, title and interest of such Person as lessee or licensee in, to and under leases or licenses of land, improvements and/or fixtures.

                  "Lender" shall mean ZAO Citibank, as well as any Person that becomes a "Lender" hereunder pursuant to Section 11.04(a).

                  "LIBOR" shall mean, in relation to any amount owed by the Borrower hereunder on which interest for a given period is to accrue, the percentage rate per annum equal to the offered quotation which appears on the page of the Telerate Screen which displays an average British Bankers Association Interest Settlement Rate for dollars (being currently "3750") for such period at or about 11:00 am (London time) on the Quotation Date for such period or, if such page or such service shall cease to be available, such other page or such other service for the purpose of displaying an average British Bankers Association Interest Settlement Rate as the Lender may select.

                  "Lien" shall mean any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under any recording, notice or similar statute and any lease having substantially the same effect as any of the foregoing).

                  "Loan" shall have the meaning provided in Section 1.01.

                  "Material Adverse Change" shall mean a material adverse effect on:

                  (a) the business, condition (financial or otherwise), operations or prospects of the Borrower;

                  (b) the ability of any relevant Credit Party to comply with its material obligations under any Credit Document to which it is a party; or

                  (c) the legality, validity or enforceability of any Credit Document or the rights of any Credit Party thereunder.

                  "Material Adverse Effect" shall mean (i) a material adverse effect on the business, operations, property, assets, liabilities or condition (financial or otherwise) of any of the Credit Parties or (ii) a material adverse effect (x) on the rights or remedies of the Lender hereunder or under any other Credit Document or (y) on the ability of any Credit Party to perform its obligations to the Lender hereunder or under any other Credit Document.

                  "Maturity Date" shall mean September 6, 2004.

                  "Minimum Borrowing Amount" shall mean $5,000,000.

                  "Notice of Borrowing" shall have the meaning provided in
Section 1.03.

                  "Obligations" shall mean all amounts owing to the Lender pursuant to the terms of this Agreement or any other Credit Document.

                  "Other Hedging Agreements" shall mean any foreign exchange contracts, currency swap agreements, commodity agreements or other similar agreements or arrangements designed to protect against fluctuations in currency values or commodity prices.

                  "Other Taxes" shall have the meaning provided in Section
11.01.

                  "Parent" and "Parent Guarantor" shall mean Golden Telecom, Inc., a Delaware corporation.

                  "Parent Guaranty" shall have the meaning provided in Section 4.11.

                  "Permit" shall have the meaning provided in Section 6.13.

                  "Permitted Holder" shall mean the Parent.

                  "Permitted Liens" shall have the meaning provided in Section 8.01.

                  "Person" shall mean any individual, partnership, joint venture, firm, corporation, association, limited liability company, joint stock company, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

                  "Pledge Agreement Collateral" shall mean all "Collateral" as defined in the Interest Pledge Agreements.

                  "Pledgee" shall have the meaning provided in the Interest Pledge Agreement.

                  "Pro Forma Financials" shall have the meaning provided in
Section 4.15(b).

                  "Projections" shall mean the projections that were prepared by or on behalf of the Borrower in connection with the Transaction and delivered to the Lender prior to the Initial Borrowing Date.

                  "Quarterly Interest Payment Date" shall mean the last Business Day of each December, March, June and September ended after the Commitment Period Termination Date (beginning with December 2002) and on or before the date on which all Loans shall have been paid in full.

                  "Quotation Date" shall mean the date which is two (2) Business Days prior to the first day of a period for which interest is being calculated.

                  "Real Property" of any Person shall mean all the right, title and interest of such Person in and to land, improvements and fixtures, including Leaseholds.

                  "Release" shall mean actively or passively disposing, discharging, injecting, spilling, pumping, leaking, leaching, dumping, emitting, escaping, emptying, pouring, seeping, migrating or the like, into or upon any land or water or air, or otherwise entering into the environment.

                  "Returns" shall have the meaning provided in Section 6.09.

                  "Rostelecom" shall mean OAO Rostelecom, an open joint stock company organized under the laws of the Russian Federation.

                  "Rules" shall have the meaning provided in Section 11.07(d).

                  "Scheduled Repayment" shall have the meaning provided in
Section 3.02(a).

                  "Security Document" shall mean and include each of the Parent Guaranty, the Buyer Surety Agreement, the Sovintel Surety Agreement, the Buyer Receivables Agreement, the Sovintel Receivables Agreement, the Interest Pledge Agreements and the Subordination Agreement.

                  "SFMT Rusnet" shall mean SFMT Rusnet, Inc., a Delaware corporation and an Affiliate of the Parent.

                  "Sovinet" shall mean Sovinet, Inc., a Delaware corporation and an Affiliate of the Parent.

                  "Sovintel" shall mean OOO EDN Sovintel, a limited liability company organized under the laws of the Russian Federation.

                  "Sovintel Receivables Agreement" shall have the meaning provided in Section 4.13.

                  "Sovintel Surety Agreement" shall have the meaning provided in
Section 4.14.

                  "Subordination Agreement" shall have the meaning provided in
Section 4.10.

                  "Subsidiary" shall mean, as to any Person, (i) any corporation 50% or more of the stock of any class or classes of which having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person and/or one or more Subsidiaries of such Person and (ii) any partnership, limited liability company, association, joint venture or other entity in which such Person and/or one or more Subsidiaries of such Person has an equity interest of 50% or more at the time.

                  "Taxes" shall have the meaning provided in Section 3.04(a).

                  "Tax Refund" shall have the meaning provided in Section
3.04(c).

                  "Telecom Licenses" shall have the meaning provided in Section 6.17.

         "Transaction" shall mean, collectively, (i) the Acquisition, (ii) the entering into of the Credit Documents and the incurrence of Loans during the Commitment Period and (iii) the payment of all fees and expenses in connection with the foregoing.

         "United States" and "U.S." shall each mean the United States of America.

         "U.S. GAAP" shall mean generally accepted accounting principles in the United States in effect from time to time.

         "Unutilized Commitment" shall mean, at any time, the Commitment at such time (always subject to reduction as provided in Section 2.01) minus the aggregate outstanding principal amount of all Loans made at such time.

         "Wholly-Owned Subsidiary" shall mean, as to any Person, (i) any corporation 100% of the capital stock of which is at the time owned by such Person and/or one or more Wholly-Owned Subsidiaries of such Person and (ii) any partnership, association, joint venture or other entity in which such Person and/or one or more Wholly-Owned Subsidiaries of such Person has a 100% equity interest at such time.

         "ZAO Citibank" shall mean ZAO Citibank, a commercial bank organized and existing under the laws of the Russian Federation, in its individual capacity, and any successor thereto by merger, consolidation or otherwise.

         SECTION 11. Miscellaneous.

         11.01. Payment of Expenses, etc. The Borrower hereby agrees to: (i) pay all reasonable out-of-pocket costs and expenses of the Lender in connection with the enforcement of this Agreement and the other Credit Documents and the documents and instruments referred to herein and therein (including, in each case without limitation, the reasonable fees and disbursements of counsel for the Lender); (ii) pay and hold the Lender harmless from and against any and all present and future stamp, property, sales and use, value-added, court, excise and other similar documentary taxes, charges or similar levies with respect to the execution, delivery, performance or enforcement of this Agreement or any payment hereunder (collectively, "Other Taxes"), and save the Lender harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to the Lender) to pay such Other Taxes; (iii) indemnify the Lender for (a) the full amount of Other Taxes paid by the Lender and (b) any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority; and (iv) indemnify the Lender, and each of its officers, directors, employees, representatives, agents, Affiliates and trustees from and hold each of them harmless against any and all liabilities, obligations (including removal or remedial actions), losses, damages, penalties, claims, actions, judgments, suits, costs, expenses and disbursements (including reasonable attorneys' and consultants' fees and disbursements) incurred by, imposed on or assessed against any of them as a result of, or arising out of, or in any way related to, or by reason of, (a) any actual or prospective claim, investigation, litigation or other proceeding (whether or not the Lender is a party thereto and whether or not such investigation, litigation or other proceeding is brought by or on behalf of any Credit Party) related to the entering into and/or performance of this Agreement or any other Credit

Document or the proceeds of any Loans hereunder or the consummation of the Transaction or any other transactions contemplated herein or in any other Credit Document or the exercise of any of their rights or remedies provided herein or in the other Credit Documents or (b) any Environmental Claim asserted against the Lender, the Borrower or any of its Subsidiaries, or any Real Property at any time owned, leased or operated by the Borrower or any of its Subsidiaries, including, in each case, without limitation, the reasonable fees and disbursements of counsel and other consultants incurred in connection with any such Environmental Claim (but excluding any losses, liabilities, claims, damages or expenses to the extent incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified (as determined by a court of competent jurisdiction in a final and non-appealable decision)). To the extent that the undertaking to indemnify, pay or hold harmless the Lender set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Borrower shall make the maximum contribution to the payment and satisfaction of each of the indemnified liabilities which is permissible under applicable law. All amounts due under this Section 11.01 shall be payable within 10 days after demand therefor. Notwithstanding the foregoing, the Borrower shall not be obligated to indemnify, pay or hold harmless the Lender in respect of any costs, expenses, fees or liability described in this
Section 11.01 that arise from or is attributable to the gross negligence of the Lender.

         11.02. Right of Setoff. In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default, the Lender is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to any Credit Party or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held or owing by the Lender (including, without limitation, by branches and agencies of the Lender wherever located) to or for the credit or the account of the Borrower against and on account of the Obligations and liabilities of the Credit Parties to the Lender under this Agreement or under any of the other Credit Documents, and all other claims of any nature or description arising out of or connected with this Agreement or any other Credit Document, irrespective of whether or not the Lender shall have made any demand hereunder and although said Obligations, liabilities or claims, or any of them, shall be contingent or unmatured.

         11.03. Notices. Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing and mailed or sent by fascimile or delivered to the Borrower or the Lender at their respective addresses specified on Schedule IV; or at such other address as shall be designated by such party in a written notice to the other party hereto. All such notices and communications shall be effective when received by the relevant party.

         11.04. Benefit of Agreement; Assignments. (a) Notwithstanding the foregoing, the Lender may (x) assign all or a portion of its Commitment and related outstanding Obligations (or, if the Commitment has terminated, outstanding Obligations) hereunder to its parent company and/or any Affiliate of the Lender or (y) during the continuance of an Event of Default assign all, or if less than all, a portion equal to at least $1,000,000 (One Million Dollars) in the aggregate of such Commitment and related outstanding Obligations (or, if the Commitment has terminated, outstanding Obligations) hereunder to one or more Eligible Transferees, each of which assignees shall become a party to this Agreement as a Lender. To the extent of any assignment pursuant to this Section

11.04(a), the assigning Lender shall be relieved of its obligations hereunder with respect to its assigned Commitment and outstanding Loans. To the extent that an assignment of all or any portion of the Commitment and related outstanding Obligations pursuant to this Section 11.04(a) would, at the time of such assignment, result in increased costs under Section 1.07 or 3.04 from those being charged by the respective assigning Lender prior to such assignment, then the Borrower shall not be obligated to pay such increased costs (although the Borrower, in accordance with and pursuant to the other provisions of this Agreement, shall be obligated to pay any other increased costs of the type described above resulting from changes after the date of the respective assignment).

         (b) Change of Applicable Lending Office. If the Lender, or any assignee, claims any additional amounts or costs are payable pursuant to Section
3.04 or Section 11.01, the Lender shall promptly make a determination whether in its reasonable opinion it would be practicable to change the jurisdiction of its applicable lending office or other office from which the Lender or such assignee makes or maintains any extension of credit under this Agreement (and shall concurrently therewith inform the Borrower in writing of such determination), if the making of such a change would avoid the need for, or reduce the amount of, any such additional amounts or increased costs which may thereafter accrue and would not, be otherwise disadvantageous to the Lender or such assignee and would not result in the incurrence of any additional costs by the Lender or such assignee.

         11.05. No Waiver; Remedies Cumulative. No failure or delay on the part of the Lender in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between the Borrower or any other Credit Party and the Lender shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights, powers and remedies herein or in any other Credit Document expressly provided are cumulative and not exclusive of any rights, powers or remedies which the Lender would otherwise have. No notice to or demand on any Credit Party in any case shall entitle any Credit Party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Lender to the other or further action in any circumstances without notice or demand.

         11.06. Calculations; Computations. (a) The financial statements to be furnished to the Lender pursuant hereto shall be made and prepared in accordance with U.S. GAAP consistently applied throughout the periods involved (except as set forth in the notes thereto or as otherwise disclosed in writing by the Borrower to the Lender); provided that, except as otherwise specifically provided herein, and all computations and all definitions (including accounting terms) used in determining compliance with Sections 8.06 through 8.08, inclusive, shall utilize U.S. GAAP and policies in conformity with those used to prepare the historical financial statements of the Borrower referred to in
Section 6.05(a).

         (b) All computations of interest, Commitment Commission and other Fees hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest, Commitment Commission or Fees are payable.

         11.07. GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL. (a) THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES

HEREUNDER AND THEREUNDER SHALL, EXCEPT AS OTHERWISE PROVIDED THEREIN, BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. SUBJECT TO THE OPTION IN CLAUSE (d) BELOW, ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, IN EACH CASE WHICH ARE LOCATED IN THE COUNTY OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT, THE BORROWER HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. THE BORROWER HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK PERSONAL JURISDICTION OVER THE BORROWER, AND AGREES NOT TO PLEAD OR CLAIM, IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENTS BROUGHT IN ANY OF THE AFOREMENTIONED COURTS, THAT SUCH COURTS LACK PERSONAL JURISDICTION OVER THE BORROWER. THE BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE BORROWER AT ITS ADDRESS SET FORTH OPPOSITE ITS SIGNATURE BELOW, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. THE BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER OR UNDER ANY OTHER CREDIT DOCUMENT THAT SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE BORROWER IN ANY OTHER JURISDICTION.

         (b) THE BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

         (c) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

         (d) Any dispute, controversy or claim arising out of, relating to or in connection with this Agreement, including any question regarding its existence, validity or termination, or regarding a breach of this Agreement, shall at the option of either of the parties hereto be referred to, and finally settled by arbitration under and in accordance with, the Rules of Arbitration of the International Chamber of Commerce then in effect (the "Rules"), which Rules are deemed to be incorporated by reference into this Section 11.07(d). The place of arbitration shall be New York, New York, and the award shall be deemed to have been made there. The arbitral tribunal may, however, hold hearings, meetings or sessions anywhere convenient. The arbitral tribunal shall consist of three arbitrators. Each party hereto shall be entitled to select one of the arbitrators. The third arbitrator shall be selected by the President of the ICC International Court of Arbitration in accordance with the Rules and shall serve as the presiding arbitrator. The language to be used in the arbitral proceedings shall be English. The award of the arbitral tribunal shall be in writing and state the reasons upon which it is based. Any monetary award shall be made in Dollars. The award of the arbitral tribunal shall be final and binding on the parties hereto. Judgment upon an arbitral award rendered by the arbitral tribunal may be entered in any court having jurisdiction.

         11.08. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Lender.

         11.09. Effectiveness. This Agreement shall become effective on the date (the "Effective Date") on which the Borrower and the Lender shall have signed a counterpart hereof (whether the same or different counterparts).

         11.10. Headings Descriptive. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

         11.11. Amendment or Waiver; etc. Neither this Agreement nor any other Credit Document nor any terms hereof or thereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the respective Credit Parties party hereto or thereto and the Lender.

         11.12. Survival. All indemnities set forth herein including, without limitation, in Sections 1.07, 3.04 and 11.01 shall survive the execution, delivery and termination of this Agreement and the making and repayment of the Obligations provided, however, that the indemnities set forth in Section 3.04 shall survive for a period expiring concurrently with the expiration of the statute of limitations applicable to claims made by the taxing authorities to collect Taxes or Other Taxes.

         11.13. Domicile of Loans. The Lender may transfer and carry the Loans at, to or for the account of any office, Subsidiary or Affiliate of the Lender. Notwithstanding anything to the contrary contained herein, to the extent that a transfer of Loans pursuant to this Section 11.13 would, at the time of the transfer, result in increased costs under Section 1.07 or 3.04 from those being charged by the Lender prior to such transfer, then the Borrower shall not be obligated to pay such increased costs (although the Borrower shall be obligated to pay any other increased costs of the type described above resulting from changes after the date of the respective transfer).

         11.14. Register. The Borrower hereby designates the Lender to serve as its agent, solely for purposes of this Section 11.14, to maintain a register on which it will record from time to time the Commitment, the Loans made by the Lender and each repayment in respect of the principal amount of the Loans. Failure to make any such recordation, or any error in such recordation, shall not affect the Borrower's obligations in respect of such Loans.

         11.15. Confidentiality. The Lender agrees that it will use its best efforts not to disclose without the prior written consent of the Borrower (other than to its employees, auditors, advisors or counsel) any information with respect to the Parent or any of its Subsidiaries which is now or in the future furnished pursuant to this Agreement or any other Credit Document, provided that the Lender may disclose any such information (i) as has become generally available to the public, (ii) as may be required or appropriate in any report, statement or testimony submitted to any municipal, state or governmental regulatory body having or claiming to have jurisdiction over the Lender or its successors, (iii) as may be required or appropriate in respect to any summons or subpoena or in connection with any litigation, (iv) to the extent necessary to comply with any law, order, regulation or ruling applicable to the Lender, (v) to any direct or indirect contractual counterparty in any swap, hedge or similar agreement (or to any such contractual counterparty's professional advisor), so long as such contractual counterparty (or such professional advisor) agrees to be bound by the provisions of this Section 11.15 and (vi) to any prospective or actual transferee or participant in connection with any contemplated transfer or participation of the Commitment or any interest therein by the Lender, provided that such prospective transferee agrees to be bound by the confidentiality provisions contained in this Section 11.15.

         The Borrower hereby acknowledges and agrees that the Lender may share with any of its Affiliates, and such Affiliates may share with the Lender, any information related to the Borrower, the Parent or any of its Subsidiaries or any Credit Party (including, without limitation, any non-public customer information regarding the creditworthiness of the Parent and its Subsidiaries), provided such Persons shall be subject to the provisions of this Section 11.15 to the same extent as the Lender.

         11.16. Languages. This Agreement shall be executed in the English language only. If any agreement or document referred to in this Agreement is prepared in the Russian language and any inconsistency or discrepancy should arise between the English and Russian language versions of such agreement or document, the English language version shall govern and prevail for all purposes.

                            [Signature Page Follows]

         IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.

                                             ROL HOLDINGS LIMITED


                                             By:_____________________________
                                                   Name:
                                                   Title:

                                             ZAO CITIBANK


                                             By:_____________________________
                                                  Name:
                                                  Title:


                                             By:_____________________________
                                                  Name
                                                  Title:

                                                                      SCHEDULE I



                                TELECOM LICENSES


                                                                      SCHEDULE I
                                TELECOM LICENSES

                  LLC TeleRoss




                          License       REGISTRATION DATE/         TERRITORY
                          -------       EXPIRATION DATE
1       NO 14786                        April 07, 2000 -           REPUBLIC:
        Provision of telematic          April 07, 2005             Adygeya, Bashkortostan, Buryatia, Dagestan,
        services                                                   Tatarstan,  Kabardino-Balkarskaya,
                                                                   Kalmykia-Khalmg Tangch, Karelia, Komi, Mari-El,
                                                                   Mordovia, Sakha ( Jakutia), Tyva, Udmurtskaya,
                                                                   Khakasia, Chuvashskaya;



                                                                   KRAI:
                                                                   Altaisky, Krasnodarsky, Krasnoyarsky, Primorsky,
                                                                   Stavropolsky, Khabarovsky;



                                                                   OBLAST:
                                                                   Amurskaya, Arkhangelskaya, Astrakhanskaya,
                                                                   Belgorodskaya, Bryanskaya, Vladimirskaya,
                                                                   Volgogradskaya, Vologodskaya, Voronezhskaya,
                                                                   Ivanovskaya, Irkutskaya, Yevrejskaya avtonomnaya,
                                                                   Kaliningradskaya, Kaluzhskaya, Kamchatskaya,
                                                                   Kemerovskaya, Kirovskaya, Kostromskaya, Kurganskaya,
                                                                   Kurskaya, Leningradskaya, Lipetskaya, Magadanskaya,
                                                                   Moskovskaya,Murmanskaya, Nizhegorodskaya,
                                                                   Novgorodskaya, Novosibirskaya, Omskaya,
                                                                   Orenburgskaya, Orlovskaya, Penzenskaya, Permskaya,
                                                                   Pskovskaya, Rostovskaya, Ryazanskaya, Samarskaya,
                                                                   Saratovskaya, Sakhalinskaya, Sverdlovskaya,
                                                                   Smolenskaya, Tambovskaya, Tverskaya, Tomskaya,
                                                                   Tulskaya, Tyumenskaya, Chelyabinskaya, Chitinskaya,
                                                                   Ulyanovskaya, Yaroslavskaya;







                                                                   CITY: St. Petersburg;

2       NO 11733                        April 09, 1999 -           Moscow
        Provision of telematic          April 09, 2004
        services
        (Annexe No 1 dated August 25,
        1999)

        NO 17988                        April 26, 2001 -           Amurskaya oblast
        Provision of local and          April 26, 2006
        intercity telephone services

        NO 14842                        April 27, 2000 -           REPUBLIC:
        Provision of local and          April 27, 2005             Bashkortostan, Kalmykia-Khalmg Tangch, Komi,
        intercity telephone services                               Sakha ( Jakutia), Severnaya Osetia-Alania,
                                                                   Tatarstan, Chuvashskaya; Khakasia
                                                                   KRAI:
                                                                   Krasnodarsky, Krasnoyarsky, Primorsky,
                                                                   Stavropolsky, Khabarovsky;
                                                                   OBLAST:
                                                                   Arkhangelskaya, Astrakhanskaya,
                                                                   Volgogradskaya, Vologodskaya, Voronezhskaya,
                                                                   Irkutskaya,  Kaluzhskaya, Kamchatskaya,
                                                                   Kemerovskaya, Kirovskaya,  Leningradskaya,
                                                                   Lipetskaya,  Moskovskaya,Murmanskaya,
                                                                   Nizhegorodskaya, Novgorodskaya,
                                                                   Novosibirskaya, Omskaya, Penzenskaya,
                                                                   Permskaya, Rostovskaya,  Samarskaya,
                                                                   Saratovskaya, Sakhalinskaya, Sverdlovskaya,
                                                                   Tomskaya, Tulskaya, Tyumenskaya,
                                                                   Chelyabinskaya;
                                                                   CITY: Moscow, St. Petersburg;

        NO 16478                        October 26, 2000 -         REPUBLIC: Buryatia
        Provision of local and          October 26, 2005           OBLAST: Magadanskaya
        intercity telephone services
        (Annexe No 1 dated January
        25,2001)

        NO 11693                        April 02, 1999 -           Moscow, Moscow oblast
        Provision of local and          April 02, 2004
        intercity telephone services




        NO 17921                        April 26, 2001 -           Amurskaya oblast
        Provision of local and          April 26, 2006
        international circuits for
        lease

        NO 14843                        April 27,2000 -            REPUBLIC:
        Provision of local and          April 27, 2005             Bashkortostan, Kalmykia-Khalmg Tangch, Komi,
        international circuits for                                 Sakha ( Jakutia), Severnaya Osetia-Alania,
        lease                                                      Khakasia, Chuvashskaya;
                                                                   KRAI:
                                                                   Krasnodarsky, Krasnoyarsky, Primorsky,
                                                                   Stavropolsky, Khabarovsky;
                                                                   OBLAST:
                                                                   Arkhangelskaya, Astrakhanskaya,
                                                                   Volgogradskaya, Vologodskaya, Voronezhskaya,
                                                                   Irkutskaya,  Kaluzhskaya, Kamchatskaya,
                                                                   Kemerovskaya, Kirovskaya,  Leningradskaya,
                                                                   Lipetskaya,  Moskovskaya,Murmanskaya,
                                                                   Nizhegorodskaya, Novgorodskaya,
                                                                   Novosibirskaya, Omskaya,  Penzenskaya,
                                                                   Permskaya, Rostovskaya, Samarskaya,
                                                                   Saratovskaya, Sakhalinskaya, Sverdlovskaya,
                                                                   Tomskaya, Tulskaya, Tyumenskaya,
                                                                   Chelyabinskaya,
                                                                   CITY: Moscow;

        NO 16404                        October 26, 2000 -         REPUBLIC: Buryatia
        Provision of local and          October 26, 2005           OBLAST: Magadanskaya
        international circuits for
        lease
        (Annexe No 1 dated January 25,
        2001)

        NO 11735                        April 09, 1999 -           REPUBLIC:
        Provision of local,             April 09, 2004             Bashkortostan, Tatarstan,  Karelia, Komi,
        intra-zonal, intercity and                                 Sakha (Jakutia);
        international circuits for                                 KRAI:
        lease                                                      Altaisky,  Krasnodarsky, Krasnoyarsky,
                                                                   Primorsky, Stavropolsky, Khabarovsky;
                                                                   OBLAST:
                                                                   Arkhangelskaya, Vladimirskaya, Volgogradskaya,
                                                                   Voronezhskaya,



                                                                   Ivanovskaya, Irkutskaya,
                                                                   Kaliningradskaya, Kurskaya, Leningradskaya,
                                                                   Lipetskaya,  Moskovskaya,Murmanskaya,
                                                                   Nizhegorodskaya, Novgorodskaya,
                                                                   Novosibirskaya, Omskaya, Orenburgskaya,
                                                                   Orlovskaya, Permskaya, Pskovskaya,
                                                                   Rostovskaya,  Samarskaya, Saratovskaya,
                                                                   Sverdlovskaya, Tulskaya, Tyumenskaya,
                                                                   Chelyabinskaya, Ulyanovskaya, Yaroslavskaya;
                                                                   CITY: Moscow, St. Petersburg;


        NO 8212                         October 23, 1998 -         REPUBLIC: Bashkortostan, Komi;
        Provision of international      August 22, 2002            KRAI: Primorsky, Krasnodarsky, Khabarovsky;
        circuits for lease                                         OBLAST: Arkhangelskaya, Volgogradskaya,
                                                                   Voronezhskaya, Irkutskaya, Novosibirskaya,
                                                                   Nizhegorodskaya, Sverdlovskaya, Tyumenskaya;
                                                                   CITY: Moscow;

        NO 11734                        April 09, 1999 -           REPUBLIC:
        Provision of data               April 09, 2004             Adygeya, Bashkortostan, Buryatia, Dagestan,
        transmission sevices                                       Tatarstan,  Kabardino-Balkarskaya,
                                                                   Kalmykia-Khalmg Tangch, Karelia, Komi, Mari-El,
                                                                   Mordovia, Sakha ( Jakutia), Tyva, Udmurtia, Khakasia,
                                                                   Chuvashia;
                                                                   KRAI:
                                                                   Altaisky, Krasnodarsky, Krasnoyarsky, Primorsky,
                                                                   Stavropolsky, Khabarovsky;
                                                                   OBLAST:
                                                                   Amurskaya, Arkhangelskaya, Astrakhanskaya,
                                                                   Belgorodskaya, Bryanskaya, Vladimirskaya,
                                                                   Volgogradskaya, Vologodskaya, Voronezhskaya,
                                                                   Yevrejskaya avtonomnaya, Ivanovskaya, Irkutskaya,
                                                                   Kaliningradskaya, Kaluzhskaya, Kamchatskaya,
                                                                   Kemerovskaya, Kirovskaya, Kostromskaya, Kurganskaya,
                                                                   Kurskaya, Leningradskaya, Lipetskaya, Magadanskaya,
                                                                   Moskovskaya, Murmanskaya,



                                                                   Nizhegorodskaya, Novgorodskaya, Novosibirskaya,
                                                                   Omskaya, Orenburgskaya, Orlovskaya, Penzenskaya,
                                                                   Permskaya, Pskovskaya, Rostovskaya, Ryazanskaya,
                                                                   Samarskaya, Saratovskaya, Sakhalinskaya,
                                                                   Sverdlovskaya, Smolenskaya, Tambovskaya, Tverskaya,
                                                                   Tomskaya, Tulskaya, Tyumenskaya, Chelyabinskaya,
                                                                   Chitinskaya, Ulyanovskaya, Yaroslavskaya;


                                                                   CITY: Moscow,
                                                                   St. Petersburg;

        NO 11732                        April 09,1999 -            Moscow
        Provision of audioconference    April 09, 2004
        communication services

                  LLC EDN Sovintel

        License                         REGISTRATION DATE/         TERRITORY
        -------                         EXPIRATION DATE
1       NO 19594                        October 04, 2001 -         Murmanskaya oblast
        Provision of telematic          October 04, 2006
        services

2       NO 17337                        February 15, 2001 -        KRAI: Krasnodarsky;
        Provision of telematic          February 15, 2006          OBLAST: Volgogradskaya, Kaluzhskaya,
        services                                                   Saratovskaya, Chelyabinskaya

3       NO 15597                        July 20, 2000 -            REPUBLIC: Karelia;
        Provision of telematic          July 20, 2005              OBLAST: Novgorodskaya, Permskaya,
        services                                                   Sverdlovskaya;

4       NO 11827                        April 16, 1999 -           OBLAST:
        Provision of telematic          April 16, 2004             Kaliningradskaya, Pskovskaya;
        services
        (Annexe No 1 dated






        March 17, 2000)

5       NO 10250                        January 15, 1999 -        OBLAST:
        Provision of telematic          June 26, 2003             Leningradskaya, Moskovskaya;
        services                                                  CITY:
        (Annexe No 1 dated March 17,                              Moscow, St. Petersburg;
        2000
        Annexe No 2 dated
        January 25, 2001)

6       NO 19616                        October 04, 2001 -         Murmanskaya oblast
        Provision of local,             October 04, 2006
        intra-zonal, intercity and
        international telephone
        services

7       NO 17353                        February 15, 2001 -        KRAI: Krasnodarsky;
        Provision of local,             February 15, 2006          OBLAST:
        intra-zonal, intercity and                                 Volgogradskaya, Kaluzhskaya, Saratovskaya,
        international telephone                                    Chelyabinskaya;
        services

8       NO 15600                        July 20, 2000 -            REPUBLIC: Karelia;
        Provision of local,             July 20, 2005              OBLAST:
        intra-zonal, intercity and                                 Novgorodskaya, Permskaya, Sverdlovskaya;
        international telephone
        services

9       NO 14479                        March 17, 2000 -           OBLAST:
        Provision of local,             March 17, 2008             Kaliningradskaya, Lenigradskaya, Moskovskaya,
        intra-zonal, intercity and                                 Pskovskaya;
        international telephone                                    CITY:
        services                                                   Moscow, St. Petersburg
        (Annexe No 1 dated
         December 21, 2000
         Annexe No 2 dated
         January 25, 2001)

10      NO 15598                        July 20, 2000 -            REPUBLIC: Karelia;
        Provision of local,             July 20, 2005              OBLAST:
        intercity  and international                               Novgorodskaya, Permskaya, Sverdlovskaya;
        circuits for lease

11      NO 18738                        July 05, 2001 -            OBLAST:
        Provision of local,             July 05, 2006              Moskovskaya; Leningradskaya
        intercity  and international                               CITY: Moscow, St. Petersburg;
        circuits for lease




12      NO 19504                        October 04, 2001 -         Murmanskaya oblast
        Provision of local,             October 04, 2006
        intercity  and international
        circuits for lease

13      NO 17274                        February 15, 2001 -        Kaluzhskaya oblast
        Provision of local,             February 15, 2006
        intercity  and international
        circuits for lease

14      NO 11829                        April 16, 1999 -           OBLAST:
        Provision of local,             April 16, 2004             Leningradskaya, Pskovskaya, Kaliningradskaya;
        intercity  and international
        circuits for lease

15      NO 19534                        October 04, 2001 -         Murmanskaya oblast
        Provision of data               October 04, 2006
        transmission sevices

16      NO 17296                        February 15, 2001 -        Kaluzhskaya oblast
        Provision of data               February 15, 2006
        transmission sevices

17      NO 15599                        July 20, 2000 -            REPUBLIC: Karelia;
        Provision of data               July 20, 2005              OBLAST: Novgorodskaya, Permskaya,
        transmission sevices                                       Sverdlovskaya;

18      NO 11826                        April 16, 1999 -           OBLAST:
        Provision of data               April 16, 2004             Kaliningradskaya, Pskovskaya;
        transmission sevices

19      NO 10228                        January 25, 1999 -         OBLAST:
        Provision of data               June 26, 2003              Leningradskaya, Moskovskaya;
        transmission sevices                                       CITY:
                                                                   Moscow, St. Petersburg;


                                                                     SCHEDULE II

                              EXISTING INDEBTEDNESS

               [To be delivered as of the Initial Borrowing Date]

                                                                    SCHEDULE III

                                 EXISTING LIENS

               [To be delivered as of the Initial Borrowing Date]

                                                                     SCHEDULE IV

                                 LENDER ADDRESS

Lender                                      Address

ZAO Citibank                                Gasheka Street 8-10
                                            Moscow 125047
                                            Russian Federation

                                            Attention:  Relationship Manager for
                                            Golden Telecom Group

                                            Telephone: (7-095) 725-1000
                                            Facsimile: (7-095) 725-6700


                                BORROWER ADDRESS

Borrower                                    Address

ROL Holdings Limited                        Nicosia Tower Center
                                            36 Byron Avenue
                                            1096 Nicosia, Cyprus

                                            Fax: +357 (2) 267 7005
                                            Attn. Mr. George Kourris

                                            With a copy to:

                                            Golden TeleServices, Inc.
                                            12 Trubnaya Street, 8th Floor
                                            Moscow, 103045, Russia

                                            Fax: +7 (501) 797-9332
                                            Attn. General Counsel

                                                                   Schedule 6.01


                        Notice Regarding Status of Buyer

         The value of the Buyer's net assets (as this concept is understood under Russian accounting rules) is currently less than the amount of its paid in Charter Capital. Under Russian law, Russian governmental authorities have the right to initiate liquidation proceedings against the Buyer, and under certain circumstances, interested third parties of the Buyer may also be deemed to have the right to initiate liquidation proceedings against the Buyer or request that such proceedings be initiated by competent Russian authorities. Therefore, all representations and warranties, covenants and other provisions in this Agreement or in any other Credit Document that relate to the Buyer are qualified with respect to the foregoing.

                                                                       EXHIBIT A

                           FORM OF NOTICE OF BORROWING

                             [Borrower's Letterhead]


                               NOTICE OF BORROWING


                                                                       [Date](1)


ZAO CITIBANK
     as Lender to the
     Credit Agreement referred to below
Gasheka Street 8-10
Moscow 125047
Russian Federation

Attention:

Ladies and Gentlemen:

                  The undersigned, [___________________], refers to the Credit Agreement dated as of September [___], 2002 (as amended from time to time, the "CREDIT AGREEMENT," the terms defined therein being used herein as therein defined) between the undersigned and you, and hereby gives you notice, irrevocably, pursuant to Section 1.03 of the Credit Agreement, that the undersigned hereby requests a Borrowing of a Loan under the Credit Agreement, and in that connection sets forth below the information relating to such Borrowing (the "PROPOSED BORROWING") as required by Section 1.03 of the Credit
Agreement:

                  (i) The Business Day of the Proposed Borrowing is ____________, 2002.

                  (ii) The aggregate principal amount of the Proposed Borrowing is $__________.

                  (iii) [The above payment should be made to the following account:__________________________________] [To insert if account number different from that specified in the Credit Agreement]

                  The undersigned hereby certifies that the following statements are true on the date hereof (except, with respect to item (B) below, to the extent such conditions are to be satisfied on the date of the Proposed Borrowing), and will be true on the date of the Proposed Borrowing:

                  (A)      The date of the Proposed Borrowing is a Business Day;



----------------

(1)        At least five Business Days prior to the date of the Loan.

                  (B) Each of the conditions precedent contained in Section 4 (with respect to the initial Borrowing only) and
                           Section 5 (with respect to all Borrowings) of the Credit Agreement has been fully satisfied;

                  (C)      the representations and warranties contained in
                           Section 6 of the Credit Agreement are true and correct in all material respects, before and after giving effect to the Proposed Borrowing and to the application of the proceeds thereof, as though made on and as of such date (or if expressly stated to have been made as of an earlier date, were true and correct as of such date); and

                  (D) no Default or Event of Default has occurred and is continuing, or would result from such Proposed Borrowing or from the application of the proceeds thereof.


                                      Very truly yours,

                                      ROL HOLDINGS LIMITED

                                      By:
                                           ----------------------------------
                                             Name:
                                             Title:

                                                                       EXHIBIT C

                  FORM OF CREDIT PARTY'S OFFICER'S CERTIFICATE

                           [Credit Party's Letterhead]

                              Officer's Certificate

                  I, the undersigned, the [Chairman of the Board/Chief Executive Officer/President/Vice President/General Director] ___________________ of [ ], a [_____] organized and existing under the laws of [ ] (the "CREDIT PARTY"), DO HEREBY CERTIFY that:

                  1. This Certificate is furnished pursuant to Section 4.04 of the Credit Agreement dated as of September [__,] 2002 between ROL HOLDINGS LIMITED and ZAO CITIBANK (such Credit Agreement, as in effect on the date of this Certificate, is hereinafter referred to as the "CREDIT AGREEMENT"). Unless otherwise defined herein, capitalized terms used in this Certificate have the meanings assigned to those terms in the Credit Agreement.

                  2. The Persons named below have been duly elected and duly qualified as, and at all times since _____________(1) (to and including the date hereof) have been, corporate officers of the Credit Party, holding the respective offices set forth below opposite their names, and the signatures set forth below opposite their names are their genuine signatures.

                    Name(2)               Office                 Signature
                  ----------            ----------               ----------

                  ----------            ----------               ----------

                  ----------            ----------               ----------

                  ----------            ----------               ----------

                  3. Attached hereto as Exhibit A is a true and correct copy of the Certificate/Articles of Incorporation of the Credit Party as filed/registered with ____________________ on _____________, ____, together with all amendments thereto adopted through the date hereof.



-------------

(1) Insert a date prior to the time of any corporate action relating to the Credit Agreement.

(2) Include name, office and signature of each officer who will sign the Subordination Agreement or any Credit Document, including the officer who will sign the certification at the end of this certificate.

                  4. Attached hereto as Exhibit B is a true and correct copy of the By-Laws/Charter of the Credit Party as in effect on ___________, ____,(3) together with all amendments thereto adopted through the date hereof.

                  5. Attached hereto as Exhibit C is a true and correct copy of resolutions duly adopted by [the Board of Directors of] the Credit Party [at a meeting] on _________, ____ , at which a quorum was present and acting throughout, which resolutions have not been revoked, modified, amended or rescinded and are still in full force and effect. Except as attached hereto as Exhibit C, no resolutions have been adopted or executed by the [Board of Directors] of the Credit Party which deal with the execution or performance of any of the Credit Documents.

                  6. On the date hereof, the representations and warranties contained in Section 6 of the Credit Agreement are true and correct in all material respects, before and after giving effect to the Loan to be incurred by the Borrower on the date hereof and to the application of the proceeds thereof, as though made on and as of such date (or if expressly stated to have been made as of an earlier date, were true and correct as of such date); and

                  7. On the date hereof, no Default or Event of Default has occurred and is continuing or would result from the Loan to be incurred by the Borrower on the date hereof or from the application of the proceeds thereof.

                  8. I know of no proceeding for the dissolution or liquidation of the Borrower or threatening its existence.

                  IN WITNESS WHEREOF, I have hereunto set my hand this __th day of ________, ____.(4)

                                   [NAME OF CREDIT PARTY]

                                   Name: ____________________
                                   Title: [Chairman of the Board/Chief Executive Officer/President/Vice President/ General
                                    Director]

I, the undersigned, [Secretary/Assistant Secretary/Director] of the Credit Party, DO HEREBY CERTIFY that:

                  [Insert name of Person making the above certifications] is the duly elected and qualified ____________________ of the Credit Party and the signature above is his genuine signature.



----------------
(3)   Insert same date as in paragraph 2 of this certificate.

(4)   Insert the Initial Borrowing Date.

                  IN WITNESS WHEREOF, I have hereunto set my hand this ____ day of ___________, ____.

                                                   [NAME OF CREDIT PARTY]

                                                   Name:________________________
                                                   Title:_______________________

                      [Letterhead of ROL Holdings Limited]


ZAO Citibank
Gasheka Street 8-10
Moscow 125047
Russian Federation


Attention: [_______________]


                                                        [Initial Borrowing Date]


                              Officer's Certificate


Ladies and Gentlemen:


         We refer to the Credit Agreement dated September [____], 2002 between ROL HOLDINGS LIMITED (the "BORROWER") and ZAO CITIBANK with respect to the making of Loans to the Borrower as contemplated therein (the "AGREEMENT").


         Pursuant to Section 4.02 of the Agreement, we hereby confirm that as of the date hereof all of the conditions in Sections 4.05, 4.06(b), 4.07, 4.14, and
5.01 of the Agreement have been satisfied.


                                       Yours sincerely,
                                       For and on behalf of
                                       ROL HOLDINGS LIMITED




                                       By: ________________________
                                            Name:
                                            Title: [Chairman of the Board/Chief
                                            Executive Officer/President/Vice
                                            President]

                                                                       EXHIBIT D


                            INTEREST PLEDGE AGREEMENT


                  INTEREST PLEDGE AGREEMENT (as amended, modified or supplemented from time to time, this "Agreement"), dated as of [ ], 2002, made by [______________] (the "Pledgor") to ZAO CITIBANK, as collateral agent (together with any successor collateral agent, the "Pledgee"), for the benefit of the Lender (as defined below). Except as otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.


                              W I T N E S S E T H :


                  WHEREAS, ROL Holdings Limited (the "Borrower") and ZAO Citibank (the "Lender") have entered into a Credit Agreement dated as of September [__], 2002 (as amended, modified, extended, renewed, restated or supplemented from time to time, the "Credit Agreement"), providing for the making of Loans to the Borrower as contemplated therein;

                  WHEREAS, pursuant to the Parent Guaranty, the Buyer Surety Agreement and the Sovintel Surety Agreement, each Guarantor has jointly and severally guaranteed to the Lender the payment when due of all Guaranteed Obligations as described therein;

                  WHEREAS, it is a condition precedent to the making of Loans to the Borrower under the Credit Agreement that the Pledgor shall have executed and delivered to the Pledgee this Agreement; and

                  WHEREAS, the Pledgor desires to enter into this Agreement in order to satisfy the condition described in the preceding paragraph;

                  NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to the Pledgor, the receipt and sufficiency of which are hereby acknowledged, the Pledgor hereby makes the following representations and warranties to the Pledgee for the benefit of the Lender and hereby covenants and agrees with the Pledgee for the benefit of the Lender as follows:

                  1. SECURITY FOR OBLIGATIONS. This Agreement is made by the Pledgor for the benefit of the Lender to secure:

                 (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, principal, premium, interest, fees, costs and indemnities (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of the Pledgor at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding)) of the Borrower and each Guarantor to the Lender, whether now existing or hereafter incurred under, arising out of, or in connection with, the Credit Agreement and the other Credit Documents to which the Borrower or any Guarantor is a party (all such obligations, liabilities and indebtedness under this clause (i) being herein collectively called the "Credit Document Obligations");

                  (ii) any and all reasonable sums advanced by the Pledgee in order to preserve the Collateral (as hereinafter defined) or preserve its security interest in the Collateral;

               (iii) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations or liabilities of the Pledgor referred to in clauses (i) or (ii) above, after an Event of Default shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Pledgee of its rights hereunder, together with reasonable attorneys' fees and court costs; and

                  (iv) all amounts paid by the Pledgee or the Lender as to which such Person has the right to reimbursement under Section 10 of this Agreement;

all such obligations, liabilities, sums and expenses set forth in clauses (i) through (iv) of this Section 1 being herein collectively called the "Obligations," it being acknowledged and agreed that the "Obligations" shall include extensions of credit of the types described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement.

                  2. DEFINITIONS. (a) Reference to singular terms shall include the plural and vice versa.

                  (b) The following capitalized terms used herein shall have the definitions specified below:

                  "Agreement" has the meaning set forth in the first paragraph hereof.

                  "Borrower" has the meaning set forth in the recitals hereto.

                  "Charter Capital" means the registered charter capital of the Pledge Company which is equal to [ ] Rubles, as may be adjusted from time to time;

                  "Collateral" has the meaning set forth in Section 3.1 hereof.

                  "Credit Agreement" has the meaning set forth in the recitals hereto.

                  "Credit Document Obligations" has the meaning set forth in
Section 1(i) hereof.

                  "Event of Default" means any Event of Default under, and as defined in, the Credit Agreement and shall in any event include, without limitation, any payment default on any of the Obligations after the expiration of any applicable grace period.

                  "Indemnitees" has the meaning set forth in Section 10 hereof.

                  "Lender" has the meaning set forth in the recitals hereto.

                  "Obligations" has the meaning set forth in Section 1 hereof.

                  "Participatory Interest" means that certain equity interest, howsoever denominated, owned by the Pledgor in the Pledge Company representing [50]% of the Charter Capital of the Pledge Company, as more fully described in Annex B.

                  "Pledge Company" means [ ] and every successor thereof.

                  "Pledge Company Assets" means all assets, whether tangible or intangible and whether real, personal or mixed (including, without limitation, all participatory interests and other equity interests in other Persons), at any time owned or represented by any Participatory Interest.

                  "Pledgee" has the meaning set forth in the first paragraph hereof.

                  "Pledgor" has the meaning set forth in the first paragraph hereof.

                  "Proceeds" means, with respect to any property, (A) whatever is acquired upon the sale, lease, license, exchange, or other disposition of such property; (B) whatever is collected on, or distributed on account of, such property; (C) rights arising out of such property; (D) to the extent of the value of such property, claims arising out of the loss, nonconformity, or interference with the use of, or damage to, such property.

                  "Roubles" means the lawful money of the Russian Federation.

                  "Rules" has the meaning set forth in Section 24(d) of this Agreement.

                  "Termination Date" has the meaning set forth in Section 19 hereof.

                  "UCC" means the Uniform Commercial Code as in effect in the State of New York from time to time.

                  3. PLEDGE OF SECURITIES, ETC.

                  3.1 Pledge. (I) To secure the Obligations now or hereafter owed or to be performed by the Borrower and each Guarantor, the Pledgor does hereby grant, pledge and assign to the Pledgee, and does hereby create a continuing security interest in favor of the Pledgee, in all of the right, title and interest in and to the following, whether now existing or hereafter from time to time acquired (collectively, the "Collateral"):

                  (a) the Participatory Interest (to the extent representing [50]% of the Charter Capital of the Company) owned by the Pledgor and all of its right, title and interest in the Pledge Company to which such Participatory Interest relates, including, without limitation, to the fullest extent permitted under the terms and provisions of the documents and agreements governing the Participatory Interest and applicable law:

                           (1) all the capital thereof and its interest in all
                  profits, losses, Pledge Company Assets and other distributions to which the Pledgor shall at any time be entitled in respect of the Participatory Interest;

                           (2) all other payments due or to become due to the
                  Pledgor in respect of the Participatory Interest, whether under any organizational or operating agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

                           (3) all of its claims, rights, powers, privileges,
                  authority, options, security interests, liens and remedies, if any, under any organizational or operating agreement, or at law or otherwise in respect of the Participatory Interest;

                           (4) all of the Pledgor's rights under any
                  organizational or operating agreement or at law to exercise and enforce every right, power, remedy and authority, of the Pledgor relating to the Participatory Interest, including any power to terminate, cancel or modify any constitutive document, limited liability company agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of the Pledgor in respect of the Participatory Interest, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect for any of the foregoing, to enforce or execute other instruments or orders, to file any claims and to take any action in connection with any of the foregoing (and with the exercise of such rights set forth in this Clause (2) being subject to Section 4); and

                           (5) all other property hereafter delivered in
                  substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof; and

                  (b) all Proceeds of any and all of the foregoing.

         (II) Notwithstanding anything to the contrary contained in this Section
3.1 or elsewhere in this Agreement, each of the parties hereto acknowledges and agrees that the security interest granted pursuant to this Section 3.1 to the Pledgee for the benefit of Lender shall be a first priority senior security interest in the Collateral and, in the event of any conflict between the provisions of (x) this Agreement or any other Security Document and (y) the Acquisition Agreement, the terms of this Agreement and the other Security Documents shall prevail.

         (III) The Collateral established hereby shall not extend to any additional participatory interest now held or hereafter acquired by the Pledgor through purchase, reorganization, stock dividend, other distribution or otherwise, in the Pledge Company which is in excess of [ ]% of the Charter Capital, provided however, that the Pledgor's exercise rights or entitlements attributable to such participatory interest shall not adversely affect the Collateral established hereby.

                  3.2 Procedures. (a) The Pledgor shall cause the Pledge Company to duly authorize and execute, and deliver to the Pledgee, an agreement for the benefit of the Pledgee and the Lender substantially in the form of Annex D hereto (appropriately completed to the reasonable satisfaction of the Pledgee and with such modifications, if any, as shall be reasonably satisfactory to the Pledgee) pursuant to which the Pledge Company agrees to comply with any and all instructions originated by the Pledgee without further consent by the registered owner and not to comply with instructions regarding such Participatory Interest originated by any other Person other than a court of competent jurisdiction.

              (b) (i) In addition to the actions required to be taken pursuant to Section 3.2(a) of this Agreement, the Pledgor shall take all actions as may be reasonably requested from time to time by the Pledgee so that "control" of such Collateral (within the meaning of Section 8-106 of the UCC or similar applicable laws) is obtained and at all times held by the Pledgee.

              (ii) The Pledgor shall from time to time cause appropriate financing statements (on Form UCC-1 or an appropriate equivalent) under the UCC or similar applicable laws, covering all Collateral hereunder (with the form of such financing statements to be satisfactory to the Pledgee), to be filed in the relevant filing offices so that at all times the Pledgee has a security interest in all Collateral which is perfected by the filing of such financing statements (in each case to the maximum extent perfection by filing may be obtained under applicable law, including, without limitation, Section 9-312 of the UCC).

                  3.3 Subsequently Acquired Participatory Interest. In the event that any Charter Capital adjustments shall have been made at any time after the date hereof to the Charter Capital such that new participatory interests or rights thereto are issued, then such newly-acquired participatory interests or rights thereto, to the extent necessary for the Participatory Interest to constitute [50%] of the Charter Capital of the Pledge Company as adjusted, shall automatically be subject to this pledge and the security interests created pursuant to Section 3.1 of this Agreement and, furthermore, the Pledgor will promptly thereafter take (or cause to be taken) all action with respect to such Collateral in accordance with the procedures set forth in Section 3.2 of this Agreement, and will promptly thereafter deliver to the Pledgee (i) a certificate executed by a principal executive officer of the Pledgor describing such Collateral and certifying that the same has been duly pledged in favor of the Pledgee (for the benefit of the Lender) hereunder and (ii) such supplements to Annexes A through D hereto as are reasonably necessary to cause such Annexes to be complete and accurate at such time.

                  3.4 Transfer Taxes. Each pledge of Collateral under Section
3.1 or Section 3.3 of this Agreement shall be accompanied by any transfer tax stamps if required in connection with the pledge of such Collateral.

                  3.5 Certain Representations and Warranties Regarding the Collateral. The Pledgor represents and warrants that on the date hereof: (i) the jurisdiction of organization of the Pledgor, and the Pledgor's organizational identification number, is listed in Annex A hereto; (ii) the Participatory Interest held by the Pledgor consists of the interest described in Annex B hereto; (iii) the Participatory Interest constitutes that percentage of the equity interest of the Pledge Company as set forth in Annex B hereto; (iv) the Pledgor has complied with the respective procedure set forth in Section 3.2(a) of this Agreement with respect to each item of Collateral; and (v) the Pledge Company and each of its participants has given its consent to the creation of the security interest contemplated by this Agreement.

                  4. VOTING, ETC., WHILE NO EVENT OF DEFAULT. Unless and until there shall have occurred and be continuing an Event of Default, the Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral owned by it, and to give consents, waivers or ratifications in respect thereof; provided that, in each case, no vote shall be cast or any consent, waiver or ratification given or any action taken or omitted to be taken which would violate or be inconsistent with any of the terms of any Credit Document, or which could reasonably be expected to have the effect of impairing the value of the Collateral or any part thereof or the position or interests of the Pledgee in the Collateral unless expressly permitted by the terms of the Credit Documents. All such rights of the Pledgor to vote and to give consents, waivers and ratifications shall not be exercised by the Pledgor without the prior written consent of the Pledgee in case an Event of Default has occurred and is continuing, and Section 6 of this Agreement shall become applicable.

                  5. DIVIDENDS AND OTHER DISTRIBUTIONS. Unless and until there shall have occurred and be continuing an Event of Default (a) all cash dividends, cash distributions, cash Proceeds and other cash amounts payable in respect of the Collateral shall be paid to the Pledgor; and (b) the Pledgor shall be entitled to receive and retain as part of the Collateral, subject to the terms and conditions of this Agreement:

                 (i) all other or additional stock, notes, participatory interests, limited liability company interests, partnership interests, instruments or other securities or property (including, but not limited to, cash dividends other than as set forth above) paid or distributed by way of dividend or otherwise in respect of the Collateral;

                (ii) all other or additional stock, notes, participatory interests, limited liability company interests, partnership interests, instruments or other securities or property (including, but not limited to, cash) paid or distributed in respect of the Collateral by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and

               (iii) all other or additional stock, notes, participatory interests, limited liability company interests, partnership interests, instruments or other securities or property (including, but not limited to, cash) which may be paid in respect of the Collateral by reason of any consolidation, merger, exchange of stock, conveyance of assets, redemption, liquidation or similar corporate or other reorganization.

All dividends, distributions or other payments which are received by the Pledgor contrary to the provisions of this Section 5 and Section 6 of this Agreement shall be received in trust for the benefit of the Pledgee, shall be segregated from other property or funds of the Pledgor and shall be forthwith paid over to the Pledgee as Collateral in the same form as so received (with any necessary endorsement).

                  6. REMEDIES IN CASE OF AN EVENT OF DEFAULT. If there shall have occurred and be continuing an Event of Default, then and in every such case, the Pledgee shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement, any other Credit Document or by law) for the protection and enforcement of its rights in respect of the Collateral, and the Pledgee shall be entitled to exercise all the rights and remedies of a secured party under the UCC or similar applicable laws as in effect in any relevant jurisdiction and also shall be entitled, without limitation, to exercise the following rights, which the Pledgor hereby agrees to be commercially reasonable:

                  (i) to receive all amounts payable in respect of the Collateral otherwise payable under Section 5 of this Agreement to the Pledgor;

                  (ii) to transfer all or any part of the Collateral into the Pledgee's name or the name of its nominee or nominees;

                  (iii) to vote all or any part of the Collateral (whether or not transferred into the name of the Pledgee) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (the Pledgor hereby irrevocably constituting and appointing the Pledgee the proxy and attorney-in-fact of the Pledgor, with full power of substitution to do so);

                  (iv) at any time and from time to time, to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby waived by the Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee in its absolute discretion, provided that at least 10 days' written notice of the time and place of any such sale shall be given to the Pledgor. The Pledgee shall not be obligated to make any such sale of Collateral regardless of whether any such notice of sale has theretofore been given. The Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security for the Obligations or otherwise. At any such sale, unless prohibited by applicable law, the Pledgee on behalf of the Lender may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. The Pledgor agrees to do or cause to be done all such other acts and things as may be reasonably necessary to make such disposition or dispositions of all or any portion of the Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at the Pledgor's expense. Neither the Pledgee nor the Lender shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing, except where such failure or delay shall have been caused by negligence or willful misconduct by either of the Pledgee or the Lender, nor shall any of them be under any obligation to take any action whatsoever with regard thereto; and

                  (v) to set-off any and all Collateral against any and all Obligations;

it being understood that the Pledgor's obligation so to deliver the Collateral is of the essence of this Agreement and that, accordingly, upon application to a court having jurisdiction, the Pledgee shall be entitled to a decree requiring specific performance by the Pledgor of said obligation.

                  7. REMEDIES, ETC., CUMULATIVE. Each and every right, power and remedy of the Pledgee provided for in this Agreement or in any other Credit Document, or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Pledgee or the Lender of any one or more of the rights, powers or remedies provided for in this Agreement or any other Credit Document or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgee or the Lender of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgee or the Lender to exercise any such right, power or remedy shall operate as a waiver thereof. No notice to or demand on the Pledgor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Pledgee or the Lender to any other or further action in any circumstances without notice or demand.

                  8. APPLICATION OF PROCEEDS. All monies collected by the Pledgee upon any sale or other disposition of the Collateral pursuant to the terms of this Agreement, together with all other monies received by the Pledgee hereunder, shall be applied as follows:

                  (i) first, to the payment of all amounts owing the Pledgee or the Lender of the type described in clauses (ii), (iii) and (iv) of the definition of "Obligations";

                  (ii) second, to the extent proceeds remain after the application pursuant to the preceding clause (i), to the payment of the Credit Document Obligations; and

                  (iii) third, to the extent proceeds remain after the application pursuant to the preceding clauses (i) and (ii), and following the termination of this Agreement pursuant to Section 19(a) of this Agreement, to the Pledgor or to whomever may be lawfully entitled to receive such surplus.

All payments required to be made hereunder shall be made to the Pledgee for the account of the Lender.

                  9. PURCHASERS OF COLLATERAL. Upon any sale of the Collateral by the Pledgee hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Pledgee or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Pledgee or such officer or be answerable in any way for the misapplication or non-application thereof.

                  10. INDEMNITY. The Pledgor agrees (i) to indemnify and hold harmless the Pledgee and the Lender and their respective successors, assigns, employees, agents and affiliates (individually an "Indemnitee," and collectively the "Indemnitees") from and against any and all claims, demands, losses, judgments and liabilities (including liabilities for penalties) of whatsoever kind or nature, and (ii) to reimburse each Indemnitee for all reasonable costs and expenses, including reasonable attorneys' fees, in each case growing out of or resulting from this Agreement, other than those related to the negotiation, execution and delivery of this Agreement, or the exercise by any Indemnitee of any right or remedy granted to it hereunder or under any other Credit Document (but excluding any claims, demands, losses, judgments and liabilities or expenses to the extent incurred by reason of gross negligence or willful misconduct of such Indemnitee (as determined by a court of competent jurisdiction in a final and non-appealable decision)). In no event shall the Pledgee be liable, in the absence of gross negligence or willful misconduct on its part, for any matter or thing in connection with this Agreement other than to account for monies actually received by it in accordance with the terms hereof. If and to the extent that the obligations of the Pledgor under this
Section 10 are unenforceable for any reason, the Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

                  11. PLEDGEE NOT A LIMITED LIABILITY COMPANY MEMBER.

                  (a) Nothing herein shall be construed to make the Pledgee or the Lender liable as a member of any limited liability company and neither the Pledgee nor the Lender by virtue of this Agreement or otherwise shall have any of the duties, obligations or liabilities of a member of any limited liability company, unless the Pledgee shall become the absolute owner of Collateral consisting of a Participatory Interest pursuant hereto.

                  (b) The Pledgee, by accepting this Agreement, does not intend to become a member of any limited liability company or otherwise be deemed to be a co-venturer with respect to the Pledgor, any limited liability company and/or any other Person either before or after an Event of Default shall have occurred. The Pledgee shall have only those powers set forth herein and the Lender shall assume none of the duties, obligations or liabilities of a member of any limited liability company or the Pledgor.

                  (c) The Pledgee and the Lender shall not be obligated to perform or discharge any obligation of the Pledgor as a result of the pledge hereby effected.

                  (d) The acceptance by the Pledgee of this Agreement, with all the rights, powers, privileges and authority so created, shall not at any time or in any event obligate the

Pledgee or the Lender to appear in or defend any action or proceeding relating to the Collateral to which it is not a party, or to take any action hereunder or thereunder, or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under the Collateral.

                  12. FURTHER ASSURANCES; POWER-OF-ATTORNEY. (a) The Pledgor agrees that it will join with the Pledgee in executing and, at the Pledgor's own expense, file and refile under the UCC or similar applicable laws such financing statements, continuation statements and other documents in such offices as the Pledgee may deem reasonably necessary and wherever required by law in order to perfect, preserve and enforce the Pledgee's security interest in the Collateral and hereby authorizes the Pledgee to file financing statements and amendments thereto relative to all or any part of the Collateral without the signature of the Pledgor where permitted by law, and agrees to do such further acts and things and to execute and deliver to the Pledgee such additional conveyances, assignments, agreements and instruments as the Pledgee may reasonably require or deem necessary to carry into effect the purposes of this Agreement or to further assure and confirm unto the Pledgee its rights, powers and remedies hereunder.

                  (b) The Pledgor hereby appoints the Pledgee the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, to act from time to time solely after the occurrence and during the continuance of an Event of Default in the Pledgee's reasonable discretion to take any action and to execute any instrument which the Pledgee may deem reasonably necessary or advisable to accomplish the purposes of this Agreement. Without limiting the foregoing, upon the Pledgee's request, the Pledgor shall promptly grant to the Pledgee a separate power-of-attorney in form and substance satisfactory to the Pledgee to exercise the foregoing rights.

                  13. THE PLEDGEE AS AGENT. The Pledgee will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed by the Lender that by accepting the benefits of this Agreement the Lender acknowledges and agrees that the obligations of the Pledgee as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement and the other Credit Documents. The Pledgee shall act hereunder on the terms and conditions set forth herein and in the other Credit Documents.

                  14. TRANSFER BY THE PLEDGOR. Unless otherwise consented to in writing by the Pledgee, the Pledgor will not sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber any of the Collateral or any interest therein (except as may be permitted in accordance with the terms of the Credit Documents).

                  15. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PLEDGOR.
(a) The Pledgor represents, warrants and covenants that:

                 (i) it is the legal, beneficial and record owner of, and has good and marketable title to, all Collateral consisting of the Participatory Interest and that it has sufficient interest in all Collateral in which a security interest is purported to be created hereunder for such security interest to attach (subject, in each case, to no pledge, lien, mortgage, hypothecation, security interest, charge, option, claim of property interest therein or other encumbrance whatsoever, except the liens and security interests created by this Agreement);

                  (ii) it has full power, authority and legal right to pledge all the Collateral pledged by it pursuant to this Agreement;

                  (iii) this Agreement has been duly authorized, executed and delivered by the Pledgor and constitutes a legal, valid and binding obligation of the Pledgor enforceable against the Pledgor in accordance with its terms, except to the extent that the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights;

                  (iv) except to the extent already obtained or made, no consent of any other party (including, without limitation, any stockholder, partner, member or creditor of the Pledgor or any of its Subsidiaries) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required to be obtained by the Pledgor in connection with (a) the execution, delivery or performance of this Agreement, (b) the validity or enforceability of this Agreement, (c) the perfection or enforceability of the Pledgee's security interest in the Collateral or (d) except for compliance with or as may be required by applicable laws, the exercise by the Pledgee of any of its rights or remedies provided herein;

                  (v) the execution, delivery and performance of this Agreement will not violate any provision of any applicable law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, applicable to the Pledgor, or of the certificate or articles of incorporation, certificate of formation, operating agreement, limited liability company agreement, partnership agreement or by-laws of the Pledgor, as applicable, or of any securities issued by the Pledgor or any of its Subsidiaries, or of any mortgage, deed of trust, indenture, lease, loan agreement, credit agreement or other material contract, agreement or instrument or undertaking to which the Pledgor or any of its Subsidiaries is a party or which purports to be binding upon the Pledgor or any of its Subsidiaries or upon any of their respective assets and will not result in the creation or imposition of (or the obligation to create or impose) any lien or encumbrance on any of the assets of the Pledgor or any of its Subsidiaries except as contemplated by this Agreement;

                  (vi) all of the Collateral consisting of Participatory Interests has been duly and validly issued and acquired, is fully paid and non-assessable and is subject to no options to purchase or similar rights;

                  (vii) the pledge pursuant to this Agreement creates a valid and perfected first priority security interest in the Collateral (to the extent such security interest may be perfected by filing a financing statement pursuant to Article 9 of the
         UCC) subject to the requirements of Russian law, if and to the extent applicable, subject to no prior Lien or encumbrance or to any agreement purporting to grant to any third party a Lien or encumbrance on the property or assets of the Pledgor which would include the Participatory Interest and the Pledgee is entitled to all the rights, priorities and benefits afforded by the UCC or other similar applicable law as enacted in any relevant jurisdiction to perfect security interests in respect of such Collateral; and

                  (ix) "control" (within the meaning of Section 8-106 of the UCC or similar applicable laws) has been obtained by the Pledgee over all Collateral with respect to which such "control" may be obtained.

                  (b) The Pledgor covenants and agrees that it will defend the Pledgee's right, title and security interest in and to the Participatory Interest and the Proceeds thereof against the claims and demands of all Persons whomsoever, and the Pledgor covenants and agrees that it will have like title to and right to pledge any other property at any time hereafter pledged to the Pledgee as Collateral hereunder and will likewise defend the right thereto and security interest therein of the Pledgee and the Lender.

                  16. JURISDICTION OF ORGANIZATION; CHIEF EXECUTIVE OFFICE; RECORDS. The jurisdiction of organization of the Pledgor is specified in Annex A hereto. The chief executive office of the Pledgor is located at the address specified in Annex C hereto. The Pledgor will not change the jurisdiction of its organization except to such new jurisdiction or location as the Pledgor may establish in accordance with the last sentence of this Section 16. The Pledgor shall not establish a new jurisdiction of organization until (i) it shall have given to the Pledgee not less than 15 days' prior written notice of its intention so to do, clearly describing such new jurisdiction of organization and providing such other information in connection therewith as the Pledgee may reasonably request and (ii) with respect to such new jurisdiction of organization, it shall have taken all action, satisfactory to the Pledgee, to maintain the security interest of the Pledgee in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect. Promptly after establishing a new jurisdiction of organization in accordance with the immediately preceding sentence, the Pledgor shall deliver to the Pledgee a supplement to Annex A hereto so as to cause such Annex A to be complete and accurate.

                  17. PLEDGOR'S OBLIGATIONS ABSOLUTE, ETC. The obligations of the Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (i) any renewal, extension, amendment or modification of or addition or supplement to or deletion from any Credit Document or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof; (ii) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument including, without limitation, this Agreement;
(iii) any furnishing of any additional security to the Pledgee or its assignee or any acceptance thereof or any release of any security by the Pledgee or its assignee; (iv) any limitation on any party's liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; or (v) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to the Pledgor or any Subsidiary of the Pledgor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not the Pledgor shall have notice or knowledge of any of the foregoing.

                  18. REGISTRATION, ETC. (a) If there shall have occurred and be continuing an Event of Default then, and in every such case, upon receipt by the Pledgor from the Pledgee of a written request or requests that the Pledgor cause any registration, qualification or compliance under any Federal, state or Russian securities law or laws to be effected with respect to all or any part of the Participatory Interest of, or owned by, the Pledgor, the Pledgor as soon as practicable and at its expense will cause such registration to be effected (and be kept effective) and will cause such qualification and compliance to be declared effected (and be kept effective) as may be so requested and as would permit or facilitate the sale and distribution of such Collateral, provided however, that in no event shall the Pledgor be required to undertake any of the foregoing, if the sale, assignment or any other transfer of such Collateral or any rights thereto shall be directly or indirectly solicited, agreed upon, or consummated in countries other than the Russian Federation or the United States of America.

                  (b) If at any time when the Pledgee shall determine to exercise its right to sell all or any part of the Collateral consisting of the Participatory Interest pursuant to Section 6 of this Agreement, and the Collateral or the part thereof to be sold shall not, for any reason whatsoever, be in compliance with any government requirements applicable thereto, as then in effect, the Pledgee may, in its sole and absolute discretion, sell such Collateral, as the case may be, or part thereof by private sale in such manner and under such circumstances as the Pledgee may deem necessary or advisable in order that such sale may legally be effected without such registration.

                  19. TERMINATION; RELEASE. (a) After the Termination Date, this Agreement and the security interests created hereby shall automatically terminate (provided that all indemnities set forth herein including, without limitation, in Section 10 of this Agreement shall survive any such termination), and the Pledgee, at the request and expense of the Pledgor, will execute and deliver to the Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to the Pledgor (without recourse and without any representation or warranty) such of the Collateral as has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any monies at the time held by the Pledgee or any of its sub-agents hereunder. As used in this Agreement, "Termination Date" shall mean the date upon which the Lender's commitment to lend under the Credit Agreement has been terminated, all Loans thereunder have been repaid in full and all other Obligations have been paid in full.

                  (b) In the event that any part of the Collateral is sold in connection with a sale permitted by the Credit Documents (other than a sale to the Pledgor or any Subsidiary thereof) or is otherwise released with the consent of the Lender and the proceeds of such sale or sales or from such release are applied in accordance with the provisions of the Credit Agreement, to the extent required to be so applied, the Pledgee, at the request and expense of the Pledgor, will duly assign, transfer and deliver to the Pledgor (without recourse and without any representation or warranty) such of the Collateral (and releases therefor) as is then being (or has been) so sold or released and has not theretofore been released pursuant to this Agreement.

                  (c) At any time that the Pledgor desires that the Pledgee assign, transfer and deliver Collateral (and releases therefor) as provided in
Section 19(a) or (b) of this Agreement, it shall deliver to the Pledgee a certificate signed by a principal executive officer of the Pledgor stating that the release of the respective Collateral is permitted pursuant to such Section 19(a) or (b).

                  (d) The Pledgee shall have no liability whatsoever to the Lender as the result of any release of Collateral by it in accordance with, or which it in good faith believes is in accordance with, this Section 19.

                  20. NOTICES, ETC. All notices and communications hereunder shall be in writing and sent or delivered by facsimile or courier service and all such notices and communications shall, when sent by facsimile or courier, be effective when delivered to the overnight courier or sent by facsimile, except that notices and communications to the Pledgee or the Pledgor shall not be effective until received by the Pledgee or the Pledgor, as the case may be. All such notices and other communications shall be addressed as follows:

                  (a) if to the Pledgor, at its address set forth opposite its signature below;

                  (b) if to the Pledgee, at:

                           Gasheka Street 8-10
                           Moscow  125047
                           Russian Federation
                           Attention:  Relationship Manager for the Golden
                                       Telecom Group
                           Telephone No.:  (7-095) 725-1000
                           Facsimile No.:  (7-095) 725-6700

                  (c) if to the Lender, at such address as the Lender shall have specified in the Credit Agreement;

or at such other address or addressed to such other individual as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

                  21. WAIVER; AMENDMENT. Except as provided in Section 19 of this Agreement, none of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the Pledgor and the Pledgee (with the written consent of the Lender) at all times prior to the time on which all Credit Document Obligations have been paid in full.

                  22. MISCELLANEOUS. This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and assigns, provided that the Pledgor may not assign any of its rights or obligations under this Agreement except in accordance with the terms of the Credit Documents. The headings in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto.

                  23. RECOURSE. This Agreement is made with full recourse to the Pledgor and pursuant to and upon all the representations, warranties, covenants and agreements on the part of the Pledgor contained herein and in the other Credit Documents and otherwise in writing in connection herewith or therewith.

                  24. GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL. (a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. SUBJECT TO THE OPTION IN SECTION (d) BELOW, ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, IN EACH CASE WHICH ARE LOCATED IN THE COUNTY OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE PLEDGOR HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. THE PLEDGOR HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK PERSONAL JURISDICTION OVER THE PLEDGOR AND AGREES NOT TO PLEAD OR CLAIM, IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT BROUGHT IN ANY OF THE AFOREMENTIONED COURTS, THAT SUCH COURTS LACK PERSONAL JURISDICTION OVER THE PLEDGOR. THE PLEDGOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE PLEDGOR AT ITS ADDRESS SET FORTH HEREIN, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. THE PLEDGOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER THAT SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE PLEDGEE OR THE LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE PLEDGOR IN ANY OTHER JURISDICTION.

                  (b) THE PLEDGOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT BROUGHT IN THE COURTS REFERRED TO IN SECTION (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

                  (c) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                  (d) Any dispute, controversy or claim arising out of, relating to or in connection with this Agreement, including any question regarding its existence, validity or termination, or regarding a breach of this Agreement, shall at the option of either of the parties hereto be referred to, and finally settled by arbitration under and in accordance with, the Rules of Arbitration of the International Chamber of Commerce then in effect (the "Rules"), which Rules are deemed to be incorporated by reference into this Section 24(d). The place of arbitration shall be New York, New York, and the award shall be deemed to have been made there. The arbitral tribunal may, however, hold hearings, meetings or sessions anywhere convenient. Each of the Pledgor and the Pledgee shall be entitled to select one of the arbitrators. The third arbitrator shall be selected by the President of the ICC International Court of Arbitration in accordance with the Rules and shall serve as the presiding arbitrator. The language to be used in the arbitral proceedings shall be English. The award of the arbitral tribunal shall be in writing and state the reasons upon which it is based. Any monetary award shall be made in Dollars. The award of the arbitral tribunal shall be final and binding on the parties hereto. Judgment upon an arbitral award rendered by the arbitral tribunal may be entered in any court having jurisdiction.

                                     * * * *

                  IN WITNESS WHEREOF, the Pledgor and the Pledgee have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.


   Address:                                     [                 ]
                                                    as Pledgor

   Attention:
   Tel. No.:
   Fax No.:                                     By: __________________________
                                                      Name:
                                                      Title:






   Accepted and Agreed to:
   ZAO CITIBANK,
       as Pledgee



   By: __________________________
         Name
         Title:

   By: __________________________
         Name
         Title:

                                                                         ANNEX A
                                                                              to
                                                       INTEREST PLEDGE AGREEMENT




                          JURISDICTION OF ORGANIZATION





                                                   Organizational Identification
                                                   -----------------------------
Name of Pledgor    Jurisdiction of Organization                Number
---------------    ----------------------------                ------

                                                                         ANNEX B
                                                                              to
                                                       INTEREST PLEDGE AGREEMENT


                      DESCRIPTION OF PARTICIPATORY INTEREST



   Name of the Pledge Company       Type of Interest        Percentage in Charter Capital          Nominal Value
   --------------------------       ----------------        ------------------------------         -------------
                                                          Represented by the Participatory
                                                          --------------------------------
                                                                       Interest
                                                                       --------

                                                                         ANNEX C
                                                                              to
                                                       INTEREST PLEDGE AGREEMENT


                         LIST OF CHIEF EXECUTIVE OFFICES


               Pledgor                          Chief Executive Office
               -------                          ----------------------

                                                                         ANNEX D
                                                                              to
                                                                PLEDGE AGREEMENT


                            Form of Control Agreement




                  AGREEMENT (as amended, modified or supplemented from time to time, this "Agreement"), dated as of [_______ __, 2002,] among the undersigned pledgor (the "Pledgor"), ZAO Citibank, not in its individual capacity but solely as collateral agent (the "Pledgee"), and [__________,] as the issuer of the Issuer Pledged Interests (as defined below) (the "Pledge Company").


                              W I T N E S S E T H :


                  WHEREAS, the Pledgor and the Pledgee have entered into a Pledge Agreement, dated as of [ ], 2002 (as amended, amended and restated, modified or supplemented from time to time, the "Pledge Agreement"), under which, among other things, in order to secure the payment of the Obligations (as defined in the Pledge Agreement), the Pledgor will pledge to the Pledgee for the benefit of the Lender (as defined in the Pledge Agreement) all of the right, title and interest of the Pledgor in and to the Participatory Interest (as defined in the Pledge Agreement) and not represented by a certificate (the "Issuer Pledged Interests"); and

                  WHEREAS, the Pledgor desires the Pledge Company to enter into this Agreement in order to protect the security interest of the Pledgee under the Pledge Agreement in the Issuer Pledged Interests, to vest in the Pledgee control of the Issuer Pledged Interests and to provide for the rights of the parties under this Agreement;

                  NOW, THEREFORE, in consideration of the premises and the mutual promises and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  1. The Pledgor hereby irrevocably authorizes and directs the Pledge Company, and the Pledge Company hereby agrees, to comply with any and all lawful and reasonable instructions and orders originated by the Pledgee (and its successors and assigns) regarding any and all of the Issuer Pledged Interests without the further consent by the registered owner (including the Pledgor), and, after receiving a notice from the Pledgee stating that an "Event of Default" has occurred and is continuing, not to comply with any instructions or orders regarding any or all of the Issuer Pledged Interests originated by any person or entity other than the Pledgee (and its successors and assigns) or a court of competent jurisdiction.

                  2. The Pledge Company hereby certifies that (i) no notice of any security interest, lien or other encumbrance or claim affecting the Issuer Pledged Interests (other than the security interest of the Pledgee) has been received by it, and (ii) the security interest of the Pledgee in the Issuer Pledged Interests has been registered in the books and records of the Pledge Company.

                                                                         Annex D

                  3. The Pledge Company hereby unconditionally consents to the creation of the security interest contemplated by the Pledge Agreement and this Agreement, and represents and warrants that (i) the pledge by the Pledgor of, and the granting by the Pledgor of a security interest in, the Issuer Pledged Interests to the Pledgee, for the benefit of the Lender, does not violate the charter, by-laws, partnership agreement, membership agreement or any other agreement governing the Pledge Company or the Issuer Pledged Interests and (ii) the Issuer Pledged Interests are fully paid and nonassessable.

                  4. All notices, statements of accounts, reports, prospectuses, financial statements and other communications to be sent to the Pledgor by the Pledge Company in respect of the Pledge Company will also be sent to the Pledgee at the following address:

                           Gasheka Street 8-10
                           Moscow  125047
                           Russian Federation
                           Attention:  _________________
                           Telephone No.:  _____________
                           Telecopier No.:  ____________

                  5. Until the Pledgee shall have delivered written notice to the Pledge Company that all of the Obligations have been paid in full and this Agreement is terminated, the Pledge Company will, upon receiving notice from the Pledgee stating that an "Event of Default" has occurred and is continuing, send any and all redemptions, distributions, interest or other payments in respect of the Issuer Pledged Interests from the Pledge Company for the account of the Pledgor only by wire transfers to the following address:

                           _______________________
                           _______________________
                           _______________________

                           ABA No.: ___________________________
                           Account in the Name of: ____________
                           Account No.:  ______________________

                  6. Except as expressly provided otherwise in Sections 4 and 5, all notices shall be sent or delivered by telegraph, telex, telecopy, cable or courier service and all such notices and communications shall, when telegraphed, telexed, telecopied, or cabled or sent by courier, be effective when delivered to the telegraph company, cable company or courier, as the case may be, or sent by telex or telecopier, except that notices and communications to the Pledgee, the Pledgor or the Pledge Company shall not be effective until received by the Pledgee, the Pledgor or the Pledge Company, as the case may be. All notices and other communications shall be in writing and addressed as follows:

                                                                         Annex D

                  (a)      if to the Pledgor, at:
                           _______________________
                           _______________________
                           _______________________
                           Attention:  ___________
                           Telephone No.:
                           Telecopier No.:

                  (b)      if to the Pledgee, at the address set forth in
                           Section 4


                  (c)      if to the Pledge Company, at:

                           ___________________________
                           ___________________________

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

                  7. This Agreement shall be binding upon the successors and assigns of the Pledgor and the Pledge Company and shall inure to the benefit of and be enforceable by the Pledgee and its successors and assigns. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in the manner whatsoever except in writing signed by the Pledgee, the Pledge Company and the Pledgor.

                  8. (a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. SUBJECT TO THE OPTION IN SECTION (d) BELOW, ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, IN EACH CASE WHICH ARE LOCATED IN THE COUNTY OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE PLEDGOR AND THE PLEDGE COMPANY HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH OF THE PLEDGOR AND THE PLEDGE COMPANY HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK PERSONAL JURISDICTION OVER SUCH PERSON AND AGREES NOT TO PLEAD OR CLAIM, IN ANY LEGAL ACTION OR PROCEEDING WITH

                                                                         Annex D

RESPECT TO THIS AGREEMENT BROUGHT IN ANY OF THE AFOREMENTIONED COURTS, THAT SUCH COURTS LACK PERSONAL JURISDICTION OVER SUCH PERSON. EACH OF THE PLEDGOR AND THE PLEDGE COMPANY FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH PERSON AT ITS ADDRESS SET FORTH HEREIN, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. EACH OF THE PLEDGOR AND PLEDGE COMPANY HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER THAT SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE PLEDGEE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE PLEDGOR OR THE PLEDGE COMPANY IN ANY OTHER JURISDICTION.

                  (b) EACH OF THE PLEDGOR AND THE PLEDGE COMPANY HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT BROUGHT IN THE COURTS REFERRED TO IN SECTION
(a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

                  (c) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                  (d) Any dispute, controversy or claim arising out of, relating to or in connection with this Agreement, including any question regarding its existence, validity or termination, or regarding a breach of this Agreement, shall at the option of any of the signatories hereto be referred to, and finally settled by arbitration under and in accordance with, the Rules of Arbitration of the International Chamber of Commerce then in effect (the "Rules"), which Rules are deemed to be incorporated by reference into this Section 8(d). The place of arbitration shall be New York, New York, and the award shall be deemed to have been made there. The arbitral tribunal may, however, hold hearings, meetings or sessions anywhere convenient. The arbitral tribunal shall consist of three arbitrators. Each of the Pledgee, on the one hand, and the Pledgor and the Pledge Company, on the other hand, shall each be entitled to select one arbitrator. The third arbitrator shall be appointed by the President of the ICC International Court of Arbitration in accordance with the Rules, who shall also serve as the presiding arbitrator. The language to be used in the arbitral proceedings shall be English. The award of the arbitral tribunal shall be in writing and state the reasons upon which it is based. Any monetary award shall be made in

                                                                         Annex D

Dollars. The award of the arbitral tribunal shall be final and binding on the parties hereto. Judgment upon an arbitral award rendered by the arbitral tribunal may be entered in any court having jurisdiction.

                                                                         Annex D

                  IN WITNESS WHEREOF, the Pledgor, the Pledgee and the Pledge Company have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.


                              [________________________________],
                                 as Pledgor


                              By_____________________________
                                 Name:
                                 Title:


                              ZAO CITIBANK,
                                   not in its individual capacity but solely as Pledgee


                              By_____________________________
                                 Name:
                                 Title:


                              By_____________________________
                                 Name:
                                 Title:


                              [________________________________],
                                 [as the Pledge Company]


                              By_____________________________
                                 Name:
                                 Title:


                              By_____________________________
                                 Name:
                                 Title:

                                                                       EXHIBIT E
                                                      [TRANSLATION FROM RUSSIAN]



                                    AGREEMENT

              ON ASSIGNMENT OF PAYMENT RIGHTS TO SECURE OBLIGATIONS

This Agreement on Assignment of Payment Rights to Secure Obligations, hereinafter referred to as this "Assignment Agreement," is concluded this day, [____________], 2002, in the City of Moscow (Russian Federation), by and between:

(1) OOO "TeleRoss," a limited liability company established under the laws of the Russian Federation and located at 27-29 Smolenskaya-Sennaya Ploschad, bldg. 2, Moscow 119121, Russia [643] (hereinafter referred to as the "Surety"), represented by its General Director, Stan Abbeloos, acting on the basis of its Charter, on one side, and

(2) ZAO "CITIBANK," a bank established under the laws of the Russian Federation and located at 8-10 Gasheka Street, Moscow 125047, Russia (hereinafter referred to as the "Bank"), represented by [__________________], acting on the basis of [___________________], on the other side, hereinafter jointly referred to as the "Parties."

WHEREAS, on _____________, 2002, the Bank and the Surety entered into that certain Surety Agreement (the "Surety Agreement"), pursuant to which the Surety has guaranteed the fulfillment by ROL Holdings Limited (the "Borrower") of all of the Borrower's obligations under the Credit Agreement in an amount of up to thirty million US Dollars (US $30,000,000) signed by and between the Borrower and the Bank on September [__], 2002 (the "Credit Agreement"), and

WHEREAS, the Surety has entered into certain agreements on provision of communication services by the Surety (the "Supply Agreements"), as listed in
Exhibit 3 to this Assignment Agreement (with the companies referred to in such agreements as the "Purchasers"),

THEREFORE, the Parties have entered into this Assignment Agreement on the following:

1.       DEFINITIONS

1.1. Terms and definitions used herein shall have the meanings assigned to them in the Surety Agreement.

1.2. Unless the context requires otherwise, terms denoting the singular may signify the plural and vice versa.

2.       subject of the assignment agreement

2.1. The subject of this Assignment Agreement is the assignment, as of the Payment Rights Transfer Date (as defined below), of current and future rights to payments in favor of the Surety against the Purchasers arising out of the Supply Agreements (the "Payment Rights"), such assignment to be made for the purposes of securing the Surety's monetary obligations toward the Bank under the Surety Agreement.

2.2. The Payment Rights to be assigned on the Payments Rights Transfer Date shall include monetary claims of the Surety against the Purchasers with respect to the funds to be paid by the Purchasers to the Surety under the Supply Agreements.

3.       OBLIGATION SECURED WITH ASSIGNMENT

3.1. The assignment of the Payment Rights, as provided for herein, shall secure the Bank's claims against the Surety with respect to payment of the Required Amount under the Surety Agreement to the extent of such Required Amount at the moment of such payment (hereinafter the "Secured Payment Rights").

4.       OBLIGATIONS OF THE PARTIES

4.1. Throughout the term of this Assignment Agreement, the Surety is obligated:

         4.1.1. Concurrently with execution of this Assignment Agreement provide a calculation of the approximate amount of receivables due from each of the Purchasers under the respective Supply Agreements (quarterly average), prepared by the Surety, in the form attached hereto as Exhibit 3, and signed by authorized representatives of the Surety.

         4.1.2. Not later than the [25th] business day of each quarter, to provide the Bank with information in the form of Exhibit 4 with respect to payments from the Purchasers for the quarter preceding the then-current quarter.

         4.1.3. To continue performing all of the obligations to the Purchasers, as set forth in the relevant Supply Agreements, provided that the Purchasers fulfill their respective obligations to the Surety.

         4.1.4. To inform the Bank, upon the Bank's request, of all material information important for the fulfillment of the Payment Rights, including information about the fulfillment by the Purchasers of their obligations to the Surety, any events of the Purchasers' failure to fulfill their obligations to the Surety, which relate to the Payment Rights, as well as of any facts and circumstances, which, in the Bank's reasonable opinion, may materially affect the validity and amount of the Payment Rights. If any event occurs, which, in the Surety's opinion, substantially affects the validity and amount of the Payment Rights, the Surety must immediately inform the Bank thereof.

         4.1.5. To send a notice to the Purchasers of the conclusion of this Assignment Agreement, to be prepared in the form of Exhibit 1 to this Assignment Agreement (the "Notice").

         4.1.6. To ensure that all payments by the Purchasers under the Supply Agreements be made only to the Surety's settlement account opened by the Surety with the Bank and specified in Article 10 hereof.

         4.1.7. To provide the Bank with a copy of each Notice, as provided in Subsection 4.1.5 hereof, together with the original of each Confirmation Receipt with respect to each such Notice, to be prepared in the form of Exhibit 2 and signed by the relevant Purchaser.

         4.1.8. To sign any amendments to the Supply Agreements, relating to, and having a material effect on, the Payment Rights only with the Bank's prior written consent.

         4.1.9. Not to take any actions that entail the termination of the Payment Rights or any reduction of their value, without the prior written consent of the Bank.

         4.1.10. Not to dispose, in any way, of the Payment Rights assigned hereunder, not to assign the Payment Rights to third parties, not to pledge or encumber the Payment Rights otherwise, and not to permit any arrest of, or recovery against, the Payment Rights, as well as proceeds under the Payment Rights credited to the Surety's accounts with the Bank prior to the transfer of the Payment Rights to Bank.

         4.1.11. After occurrence of the Payment Rights Transfer Date, as provided herein, to assist the Bank in collecting money due under the Payment Rights, and to fulfill all of the Bank's instructions and requests connected therewith, which are reasonable and necessary with respect to the foregoing.

         4.1.12. After occurrence of the Payment Rights Transfer Date, to issue, at the Bank's request, to the Bank a power of attorney authorizing the Bank to act on behalf of the Surety in any disputes with the Purchasers in connection with fulfillment of the Payment Rights hereunder.

4.2. The conclusion and fulfillment of this Assignment Agreement does not result in the creation of any obligations of the Bank to the Purchasers with respect to the Payment Rights (except for any actions related to provision of information and documents that are necessary for the Purchasers to effect payments pursuant to the Payment Rights).

4.3. Before and after the transfer of the Claims to the Bank, the Bank is entitled, acting reasonably, to request from the Surety information as to the status and amount of the Claims, as well as information about the fulfillment by the Purchasers of their obligations to the Surety

5.       TRANSFER OF CLAIMS

5.1. The Surety's Payment Rights shall be transferred to the Bank as of the Payment Rights Transfer Date, in the event that the Surety fails to fulfill its monetary obligations under the Surety Agreement, as provided in Section 5.2 of the Surety Agreement.

5.2. In order to transfer the Payment Rights, the Bank (provided that the conditions set forth in Section 5.1 hereof exist), without any prior approval of the Surety, shall send notices of the transfer of the Payment Rights to the relevant Purchaser and to the Surety, which notices shall contain, among other things, an instruction to such Purchaser to transfer monetary funds in accordance with the payment details specified by the Bank. The Payment Rights shall be deemed transferred from the Surety to the Bank at the date on which the Bank sends such notices to the relevant Purchaser and the Surety (the "Payment Rights Transfer Date").

5.3. All of the Surety's Payment Rights in full shall be transferred to the Bank as of the Payment Rights Transfer Date.

5.4. Upon the transfer of the Payment Rights from the Surety to the Bank, the Bank shall be entitled to issue any instructions to the Purchasers with respect to the procedure for fulfillment of the Payment Rights, to change payment details or to demand the suspension of payments. The Bank must use all funds received by the Bank under the Payment Rights in order to settle the Secured Payment Rights.

5.5. After the Payment Rights Transfer Date, the Bank shall provide to the Surety monthly reports as to the funds received by the Bank under the relevant Supply Agreements. If the funds received by the Bank from the Purchasers exceed the amount of the Payment Rights, then the Bank, within three business days, shall deliver to the Surety the excess sum over the amount of the indebtedness under the Surety Agreement. If the monetary funds collected by the Bank from the Purchasers are less than the Surety's indebtedness to the Bank under the Surety Agreement, then the Surety shall remain liable to the Bank for repayment of the remainder of the indebtedness under the Surety Agreement.

6.       REPRESENTATIONS OF THE SURETY

6.1.     The Surety represents to the Bank that:

         6.1.1. The execution and performance of this Assignment Agreement do not and will not violate any provisions of the Surety's foundation documents or any obligations to third parties.

         6.1.2. The Payment Rights are legal and valid, and as of the moment of execution of this Assignment Agreement, the Surety is not aware of any circumstances as a result of which any of the Purchasers is entitled to refuse to fulfill the Payment Rights.

         6.1.3. The Payment Rights to be assigned hereunder are not pledged, disputed (arrested) or encumbered with any other obligations of the Surety to third parties.

         6.1.4. The officers entitled to execute this Assignment Agreement are fully authorized to sign, on behalf of the Surety, this Assignment Agreement and other documents relating to the Assignment Agreement, as well as to represent the Surety in its relationship with the Bank in the course of implementation of the Assignment Agreement.

6.2. The Surety must immediately inform the Bank of any changes in the Surety's representations made in Section 6.1 hereof or of any misrepresentations.

7.       GOVERNING LAW AND JURISDICTION

7.1. This Assignment Agreement shall be governed by, and construed under, the law of the Russian Federation.

7.2. All disputes, disagreements or claims arising out of, or in connection with, this Assignment Agreement, including in connection with its fulfillment, violation, termination or invalidity, shall be settled by the Arbitration Court of the City of Moscow.

8.       EXCHANGE OF INFORMATION AND CORRESPONDENCE

8.1. Any correspondence, request, claim, demand or another information related to the Assignment Agreement must be delivered to the following addresses:

         The Bank:

         ZAO "Citibank"
         8-10 Gasheka Street
         Moscow 125047
         Russian Federation
         Fax: +7 (095) 725-6892
         Attn.: Manager of the Account of OOO "TeleRoss"

         The Surety:

         OOO "TeleRoss"
         12 Krasnokazarmennaya Street
         Moscow 111250
         Russian Federation
         Fax: +7 (095) 787-1010
         Attn.:

8.2. All notices, requests, claims, demands and other documents to be sent by any of the Parties hereunder to the other Party shall be sent by hand or by registered mail, return receipt requested, to the above addresses. A notice, document or another correspondence shall be deemed received at the moment of its actual receipt by the addressee.

8.3. If one of the Parties changes its address, such Party must inform the other Party thereof in writing at least five (5) business days prior to such change.

9.       FINAL PROVISIONS

9.1. This Assignment Agreement shall enter into force as of the moment of its execution by the Bank and the Surety, and shall remain in force until full termination of all of the Surety's obligations under the Surety Agreement.

9.2. After complete fulfillment by the Surety of its obligations to the Bank under the Surety Agreement, as well as in the event of termination of the Surety Agreement for any other reasons, including due fulfillment by the Borrower of its obligations under the Credit Agreement, the Bank shall, within five (5) business days, deliver to the Surety and all of the Purchasers a written notice of the reverse assignment of the Payment Rights back to the Surety (if transferred) and of the termination of this Assignment Agreement, as well as (i) prepare and provide all certificates and other documents on the termination of this Assignment Agreement, and (ii) perform all other actions which may be reasonably and in good faith requested by the Surety in connection with such termination.

9.3. The execution of this Assignment Agreement and possible transfer of the Payment Rights from the Surety to the Bank will not result in the full or partial termination or change of the Surety's obligations to the Bank under the Surety Agreement, which obligations may be terminated only upon complete satisfaction of the Secured Payment Rights.

9.4. If, as a result of any change in applicable legislation of the Russian Federation or in the interpretation of such legislation by any authorized bodies, any provisions of the Assignment Agreement are declared unlawful or invalid, this will not affect the lawfulness or validity of the remaining provisions of the

         Assignment Agreement, the Assignment Agreement in its entirety, or the Surety Agreement.

9.5. No assignment of rights hereunder to third parties is permitted without the written consent of the Bank and the Surety. After the Payment Rights Transfer Date, the Bank shall be entitled to transfer the Payment Rights to those third parties, to which the rights of claim under the Secured Obligations were transferred.

9.6. All changes and amendments hereto are valid only if they are made in writing and signed by authorized persons.

9.7. This Assignment Agreement may be executed in two counterparts, each of which, when signed, shall be deemed an original, and all of them together shall be deemed one and the same agreement.

10.      BANK DETAILS OF THE PARTIES

         The Bank:

         Taxpayer Identification Number: 7710401987
         Correspondent account: 30101810300000000202 at OPERU of the
                  Moscow GTU of the Bank of Russia
         BIC: 044525202
         SWIFT: CITIRUMX.

         The Surety:

         Taxpayer Identification Number: 7704033340
         Settlement account: 40702810700700046028 at ZAO "Citibank"

SIGNATURES OF THE PARTIES

OOO "TeleRoss"

--------------------------
Name: Stan Abbeloos
Title: General Director

--------------------------
Name: O. I. Semenova
Title: Chief Accountant

ZAO "Citibank"

--------------------------
Name: A. A. Kuzmichyov
Title: Vice President

--------------------------
Name: M. Y. Bykova
Title: Chief Accountant

Exhibit 1

                           [OOO "TeleRoss" Letterhead]



                                     NOTICE
                       Of the Assignment of Payment Rights
             Under Supply Agreement No. ________, dated ____________

To:      Mr. _________________
         General Director
         [name and address of Purchaser]

From:    Stan Abbeloos
         General Director
         OOO "TeleRoss"

Cc:      ZAO "Citibank"
         Date: ____________
         8-10 Gasheka Street
         Moscow 125047
         Attn.: Daniel Connelly

Dear ________________:

         We hereby inform you that on ______________, 2002, an Agreement on Assignment of Payment Rights (hereinafter the "Assignment Agreement") was entered into by and between our company and ZAO "Citibank," pursuant to the terms and conditions of which OOO "TeleRoss" has agreed to assign to the Bank the monetary claims, in their entirety, under Supply Agreement No. ______, dated ___________, concluded by and between OOO "TeleRoss" and [Purchaser's name] (with all supplements and exhibits thereto) (hereinafter the "Supply Agreement"), on the terms and conditions set forth in the Assignment Agreement.

         We hereby confirm that under the Assignment Agreement, OOO "TeleRoss" agreed that the Bank, after sending a relevant notice, is entitled to issue to [Purchaser's name] any instructions or orders with respect to fulfillment of monetary claims under the Supply Agreement pursuant to the conditions thereof, including with respect to changing payment details or demanding the suspension of payments. Such instructions or orders may be issued by the Bank without further approval or confirmation on our part.

         Unless and until you receive an additional notice from the Bank with respect to payment details, please make payments under the Supply Agreement only to our account at ZAO "Citibank" as follows:

         Settlement account: 40702810700700046028.

         This Notice is irrevocable, and its conditions may not be changed (including the above-mentioned payment details) without the prior approval of the Bank.

         As confirmation of your consent to the foregoing, please sign the attached Confirmation and send it to the Bank to the above-mentioned address. Please issue the Confirmation on your company's letterhead, verify it with the signatures of the company's General Director and Chief Accountant, and affix it with the company's seal.

Best regards,

On behalf of OOO "TeleRoss":

---------------------------                 ------------------------
Stan Abbeloos                               O. I. Semenova
General Director                            Chief Accountant

[Seal]

Exhibit 2

                            [Purchaser's Letterhead]



                                  CONFIRMATION
                              Of Receipt of Notice

To:      Mr. Daniel Connelly
         Vice President
         ZAO "Citibank"
         8-10 Gasheka Street
         Moscow 125047

                                                           Date: _______________

From:    Mr. _______________
         General Director
         [name and address of Purchaser]

Cc:      OOO "TeleRoss"
         (name and address)

Dear Mr. Connelly:

         We hereby confirm receipt of the Notice, dated _____________, from OOO "TeleRoss" with respect to the conclusion of the Agreement on the Assignment of Payment Rights, dated _____________, 2002 (hereinafter the "Assignment Agreement"), pursuant to the terms and conditions of which OOO "TeleRoss" has agreed to assign to ZAO "Citibank" (hereinafter the "Bank") the monetary claims, in their entirety, under Supply Agreement No. ______, dated ___________, concluded by and between OOO "TeleRoss" and [Purchaser's name] (with all supplements and exhibits thereto) (hereinafter the "Supply Agreement"), on the terms and conditions set forth in the Assignment Agreement.

         We hereby confirm that, as of the moment of receipt of the above-mentioned Notice, we are duly notified of said assignment.

         On our part, we confirm that the Supply Agreement is fully valid for our company and binds us to make payments for rendering communication services.

         We further confirm that currently, as a result of the implementation of the Supply Agreement, we have no counter claims, demands, accrued penalties or fines, which we could claim in order to offset our obligations under the Supply Agreement.

         We hereby confirm that, upon the receipt from the Bank of a written notice with respect to the fulfillment of monetary obligations under the Supply Agreement, containing any instructions or orders, including with respect to changing payment details or demanding the suspension of payments, we will fulfill such instructions or orders without obtaining the prior approval or confirmation of OOO "TeleRoss." Also, we understand that failure to fulfill such instructions or orders will be deemed improper fulfillment of our obligations under the Supply Agreement.

         Unless and until we receive an additional notice from the Bank with respect to payment details, we undertake to make payments under the Supply Agreement only to the following account of OOO "TeleRoss" at ZAO "Citibank":

         Settlement account: 40702810700700046028.

         [Purchaser's name] also undertakes to inform the Bank promptly of the receipt of any instructions from OOO "TeleRoss" that contradict the Notice.

         We further confirm that, as of the date of this Confirmation, we are not aware of any assignment or encumbrance by OOO "TeleRoss" of its rights or obligations under the Supply Agreement to third parties, with the exception of the assignment to the Bank under the Assignment Agreement.

On behalf of [Purchaser's name]:

-------------------------                     --------------------------
General Director                              Chief Accountant

[Seal]

Exhibit 3



                           [OOO "TeleRoss" Letterhead]



                    ESTIMATIONS OF AVERAGE QUARTERLY PAYMENTS

--------------------------- ------------------------- ---------------------------------------------------
  No. and date of Supply       Name of Purchaser        AMOUNT OF ESTIMATED AVERAGE QUARTERLY PAYMENT
        Agreement
--------------------------- ------------------------- ---------------------------------------------------

--------------------------- ------------------------- ---------------------------------------------------


--------------------------- ------------------------- ---------------------------------------------------


On behalf of OOO "TeleRoss":

---------------------------                  ------------------------
Stan Abbeloos                                O. I. Semenova
General Director                             Chief Accountant

[Seal]

Exhibit 4

                           [OOO "TeleRoss" Letterhead]

                            LIST OF EFFECTED PAYMENTS

--------------------------- ------------------------- ---------------------------------------------------
  No. and date of Supply       Name of Purchaser       Total amount paid by the Purchaser to the Surety
        Agreement                                        under the Supply Agreement for the last full
                                                                           quarter
--------------------------- ------------------------- ---------------------------------------------------

--------------------------- ------------------------- ---------------------------------------------------


--------------------------- ------------------------- ---------------------------------------------------


On behalf of OOO "TeleRoss":

---------------------------                       ------------------------
Stan Abbeloos                                     O. I. Semenova
General Director                                  Chief Accountant

[Seal]

                                                                       EXHIBIT F




                             SUBORDINATION AGREEMENT

                  SUBORDINATION AGREEMENT (as amended, modified or supplemented from time to time, this "Agreement"), dated as of [__________ ___,] 2002, among ROL HOLDINGS LIMITED (the "Borrower"), GOLDEN TELECOM, INC. (the "Guarantor"), LLC TELEROSS (the "Buyer"), LLC EDN SOVINTEL ("Sovintel," and together with the Borrower, the Guarantor, and the Buyer, the "Obligors" and each an "Obligor"), each of the undersigned subordinated creditors (together with their successors and assigns and the Obligors, each a "Subordinated Creditor" and, collectively, the "Subordinated Creditors") and ZAO CITIBANK (together with any successors and assigns, the "Senior Creditor"). Unless otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement referred to below.


                              W I T N E S S E T H :


                  WHEREAS, the Borrower and the Senior Creditor, as lender, have entered into a Credit Agreement, dated as of September [___,] 2002 (as amended, modified, extended, renewed, replaced, restated, supplemented or refinanced from time to time, and including any agreement extending the maturity of, or refinancing or restructuring (including, but not limited to, the inclusion of additional borrowers or guarantors thereunder or any increase in the amount borrowed) of all or any portion of, the indebtedness under such agreement or any successor agreement, whether or not with the same lender, the "Credit Agreement"), providing for the making of Loans to the Borrower as contemplated therein;

                  WHEREAS, the Buyer has guaranteed the Obligations of the Borrower under the Credit Agreement pursuant to the Buyer Surety Agreement and Sovintel will guarantee the Obligations of the Borrower under the Credit Agreement pursuant to the Sovintel Surety Agreement;

                  WHEREAS, the Guarantor has guaranteed the Obligations of the Borrower under the Credit Agreement pursuant to the Parent Guaranty;

                  WHEREAS, the Subordinated Creditors have made, and will continue to make loans and advances to, or investments in, each other;

                  WHEREAS, it is a condition precedent to the making of Loans to the Borrower under the Credit Agreement that the Borrower and each Subordinated Creditor shall have executed and delivered this Agreement to the Senior Creditor; and

                  WHEREAS, the Subordinated Creditors are Affiliates of the Borrower and will obtain benefits from the granting of Loans to the Borrower under the Credit Agreement and, accordingly, the Borrower and each Subordinated Creditor desire to execute this Subordination Agreement in order to satisfy the condition described in the preceding paragraph;

                  NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, each Subordinated Creditor and the Senior Creditor hereby agree as follows:

                  1. The Subordinated Debt (as defined in Section 6 hereof) and all payments of principal, interest, fees and other amounts thereunder or with respect thereto (and all security in respect thereof) are hereby, and shall continue to be, subject and subordinate in right of payment to the prior payment in full, in cash, of all Senior Indebtedness (as defined in Section 6 hereof) (as well as being subordinated to any and all security interests granted in favor of the Senior Creditor) to the extent and in the manner set forth herein. The foregoing shall apply, notwithstanding the availability of any collateral to the Senior Creditor or the holders of Subordinated Debt or the actual date and time of execution, delivery, recordation, filing or perfection of any security interests granted with respect to the Senior Indebtedness or the Subordinated Debt, or the lien or priority of payment thereof, and in any instance wherein the Senior Indebtedness or any claim for the Senior Indebtedness is subordinated, avoided or disallowed, in whole or in part, under any Bankruptcy Law (as defined below). In the event of a proceeding, whether voluntary or involuntary, for insolvency, liquidation, reorganization, dissolution, bankruptcy or other similar proceeding of any Obligor pursuant to any Bankruptcy Law (each a "Bankruptcy Proceeding"), the Senior Indebtedness shall include all interest accrued on the Senior Indebtedness, in accordance with and at the rates specified in the Senior Indebtedness documentation, both for periods before and for periods after the commencement of any of such Bankruptcy Proceedings, even if the claim for such interest is not allowed pursuant to such Bankruptcy Law.

                  2. Each Subordinated Creditor hereby agrees, for itself and its successors and assigns, that until the Commitment under the Credit Agreement has been terminated and all Senior Indebtedness has been irrevocably repaid in full in cash:

                  (a) Such Subordinated Creditor shall not, without the prior written consent of the Senior Creditor, which consent may not be unreasonably withheld, commence, or join or participate in, any Enforcement Action (as defined in Section 6 hereof).

                  (b) (i) No Subordinated Creditor may, directly or indirectly (and no Person on behalf of any Subordinated Creditor may), make or receive any payment of any kind or character (whether in cash, property, securities or otherwise) of, or in respect of, any Subordinated Debt, and may not acquire any Subordinated Debt for cash, property, securities or otherwise if an Event of Default or Default shall have occurred and is continuing, and (ii) to the extent that any such payment or acquisition under any Subordinated Debt would otherwise be required pursuant to the terms thereof during the continuance of a Default or Event of Default, such payment or acquisition shall be deferred until such time as such payment or acquisition may be so made under the terms of this Agreement and the terms of the documentation for the Senior Indebtedness.

                  (c) Without limiting the provisions of clause (b) of this
         Section 2, in the event that (i) all or any portion of any Senior Indebtedness becomes due (whether at stated maturity, by acceleration or otherwise), (ii) any Default or Event of Default under the

         Credit Agreement or any event of default under, and as defined in, any other Senior Indebtedness, then exists or would result from such payment on the Subordinated Debt, (iii) any Subordinated Creditor receives any payment or prepayment of principal, interest or otherwise, and whether voluntary or involuntary, in whole or in part, under the Subordinated Debt contrary to the terms of the Subordinated Debt or this Agreement or in violation of the terms of the Credit Agreement or any other Senior Indebtedness or (iv) any distribution, division or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, is made of all or any part of the property, assets or business of any Subordinated Creditor or the proceeds thereof, in whatever form, to any creditor or creditors of any Subordinated Creditor or to any holder of indebtedness of any Subordinated Creditor or by reason of any liquidation, dissolution or other winding up of any Subordinated Creditor, or its respective business, or of any receivership or custodianship for any Subordinated Creditor or of all or substantially all of its respective property, or any Bankruptcy Proceedings or assignment for the benefit of creditors or any proceeding by or against any Subordinated Creditor or for any relief under any bankruptcy, reorganization, insolvency or similar law, whether federal, regional or local, or any federal, regional or local law relating to the relief of debtors, readjustment of indebtedness, reorganization, composition or extension (any such law, a "Bankruptcy Law"), then, and in any such event, any payment or distribution of any kind or character, whether in cash, property or securities which shall be payable or deliverable with respect to any or all of the Subordinated Debt or which has been received by any Subordinated Creditor shall be held in trust by such Subordinated Creditor for the benefit of the Senior Creditor and shall forthwith be paid or delivered directly to the Senior Creditor for application to the payment of the Senior Indebtedness to the extent necessary to make payment in full in cash of all sums due under the Senior Indebtedness remaining unpaid after giving effect to any concurrent payment or distribution to the Senior Creditor. In any such event, the Senior Creditor may, but shall not be obligated to, demand, claim and collect any such payment or distribution that would, but for these subordination provisions, be payable or deliverable with respect to the Subordinated Debt. In the event of the occurrence of any event referred to in clauses (i), (ii),
         (iii) or (iv) above and until all Senior Indebtedness shall have been irrevocably paid in full in cash and satisfied and all of the obligations of the Subordinated Creditors to the Senior Creditor have been performed in full, no payment of any kind or character (whether in cash, property, securities or otherwise) shall be made to or accepted by any Subordinated Creditor in respect of the Subordinated Debt.

                  (d) If any Subordinated Creditor shall acquire by indemnification, subrogation or otherwise (including pursuant to the Security Documents), any lien, estate, right or other interest in any of the assets of any Subordinated Creditor, that lien, estate, right or other interest shall be subordinate in right of payment to the Senior Indebtedness and the lien of the Senior Indebtedness as provided herein and in the Security Documents, and each Subordinated Creditor hereby waives any and all rights it may acquire by subrogation or otherwise to any lien of the Senior Indebtedness or any portion thereof until such time as the Senior Indebtedness has been irrevocably repaid in full in cash;

                  (e) No Subordinated Creditor shall (x) pledge, assign, hypothecate, transfer, convey or sell the Subordinated Debt or any interest in the Subordinated Debt to any other Person or (y) amend, modify or waive any provision of any Subordinated Debt, in either case without the prior written consent of the Senior Creditor;

                  (f) After request by the Senior Creditor, each Subordinated Creditor shall within ten (10) days thereafter furnish the Senior Creditor with a statement, duly acknowledged and certified setting forth the original principal amount of all notes or other documents evidencing the Subordinated Debt, the unpaid principal balance, all accrued but unpaid interest and any other sums due and owing thereunder, and that to the best knowledge of such Subordinated Creditor there exists no defaults under the Subordinated Debt, or if any such defaults exist, specifying the defaults and the nature thereof;

                  (g) If any Bankruptcy Proceedings are commenced by or against any Subordinated Creditor or any of its Subsidiaries under any Bankruptcy Law prior to the repayment in full in cash of all Senior Indebtedness, each other Subordinated Creditor hereby transfers and conveys to the Senior Creditor such Subordinated Creditor's right to exercise any and all voting rights in respect of its claims against the Subordinated Creditor subject to such Bankruptcy Proceeding, including, without limitation, the right to vote affirmatively in favor of any plan of reorganization and to file any proofs of claim or similar notices in any such Bankruptcy Proceeding;

                  (h) If, at any time, all or part of any payment with respect to any Senior Indebtedness theretofore made (whether by any Obligor or any other Person or enforcement of any rights under the Security Documents or any right of setoff or otherwise) is rescinded or must otherwise be returned by the holders of Senior Indebtedness for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of any Obligor or such other Persons), the subordination provisions set forth herein shall continue to be effective or be reinstated, as the case may be, all as though such payment had not been made;

                  (i) Without limiting the provisions of clause (g) above, no Subordinated Creditor shall object to the entry of any order or orders approving any cash collateral stipulations, adequate protection stipulations or similar stipulations executed by the Senior Creditor in any Bankruptcy Proceeding or any other proceeding under any Bankruptcy Law; and

                  (j) Each Subordinated Creditor waives any marshalling rights with respect to the Senior Creditor in any Bankruptcy Proceeding or any other proceeding under any Bankruptcy Law.

                  3. Each Subordinated Creditor hereby represents, warrants and covenants that such Subordinated Creditor has duly executed and delivered this Agreement, and this Agreement constitutes such Subordinated Creditor's legal, valid and binding obligation enforceable in accordance with its terms.

                  4. Any payments made to, or received by, any Subordinated Creditor in respect of any guaranty or security (including, without limitation, pursuant to any Security Document) in support of the Subordinated Debt shall be subject to the terms of this Agreement and applied on the same basis as payments made directly by any other Subordinated Creditor which is the obligor under such Subordinated Debt.

                  5. Each Subordinated Creditor hereby acknowledges and agrees that no payments will be accepted by it in respect of the Subordinated Debt (unless promptly turned over to the holders of Senior Indebtedness as contemplated by Section 2 above) to the extent such payments would be prohibited under this Agreement or under any Senior Indebtedness.

                  6. Definitions. As used in this Agreement, the terms set forth below shall have the respective meanings provided below:

                           "Enforcement Action" shall mean any acceleration of all or any part of the Subordinated Debt, any foreclosure proceeding, the exercise of any power of sale, the obtaining of a receiver, the seeking of default interest, the suing on, or otherwise taking action to enforce the obligation of any Subordinated Creditor to pay any amounts relating to any Subordinated Debt, the exercising of any banker's lien or rights of set-off or recoupment, the institution of any Bankruptcy Proceeding against any Subordinated Creditor, the taking of any action to enforce any Security Document or to realize upon any of the security granted thereby, or the taking of any other enforcement action against any assets of any Subordinated Creditor.

                           "Senior Indebtedness" shall mean all obligations (including obligations which, but for an automatic stay under any Bankruptcy Law, would become due), liabilities and indebtedness (including, without limitation, principal, premium, interest, fees, expenses (including consultant and attorneys fees and expenses), indemnities and other amounts (including guaranties of the foregoing) (including, without limitation, all interest that accrues after the commencement of any Bankruptcy Proceeding of any Subordinated Creditor at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such Bankruptcy Proceeding)) of each Subordinated Creditor to the Senior Creditor, whether now existing or hereafter incurred under, arising out of, or in connection with, the Credit Agreement and the other Credit Documents and the due performance and compliance by each Obligor with all of the terms, conditions and agreements contained in the Credit Agreement and in the other Credit Documents.

                           "Subordinated Debt" shall mean the principal of, interest on, fees, and all other amounts owing (including, without limitation, pursuant to guarantees thereof or security therefore) in respect of all loans, advances, extensions of credit, purchases or acquisitions of stock, obligations, or securities of, or any other debt or equity interest in, any Subordinated Creditor held directly or indirectly by another Subordinated Creditor.

                  7. Each Subordinated Creditor shall have the option, and the Senior Creditor hereby grants such Subordinated Creditor the option, at any time after the occurrence and during the continuance of any Event of Default, to purchase all (but not less than all) of the then outstanding Loans at par pursuant to the Credit Agreement by paying the Lenders in cash an amount equal to all outstanding principal, interest, premium (if any), Fees and other amounts owing pursuant to the Credit Agreement and the other Credit Documents.

                  8. No failure or delay on the part of the Senior Creditor in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. In addition, the Subordinated Creditors acknowledge that the Senior Creditor may, without in any way affecting the obligations of the Subordinated Creditors with respect hereto or under this Agreement, at any time or from time to time and in its absolute discretion, change the manner, place or terms of payment of, change or extend the time of payment of, or renew, alter or increase, any Senior Indebtedness or amend, modify or supplement any agreement or instrument governing or evidencing such Senior Indebtedness or any other document referred to therein, or exercise or refrain from exercising any other of their rights under the Senior Indebtedness or any Credit Document including, without limitation, the waiver of any Default or Event of Default and the release of any collateral securing such Senior Indebtedness, all without notice to or assent from any Subordinated Creditor, except as otherwise provided in the Parent Guaranty.

                  9. Each Subordinated Creditor acknowledges that, to the extent that no adequate remedy at law exists for breach of its obligations under this Agreement, in the event a Subordinated Creditor fails to comply with its obligations hereunder, the Senior Creditor shall have the right to obtain specific performance of the obligations of such defaulting party, injunctive relief or such other equitable relief as may be available.

                  10. Any notice to be given under this Agreement shall be in writing and shall be sent (i) if to the Senior Creditor, to the address provided in the Credit Agreement and (ii) if to any Obligor or any Subordinated Creditor, to the address specified opposite its signature below.

                  11. In the event of any conflict between the provisions of this Agreement and the provisions of the Subordinated Debt, the provisions of this Agreement shall prevail.

                  12. No Person other than the parties hereto, the Senior Creditor from time to time and its successors and assigns as holders of the Senior Indebtedness shall have any rights under this Agreement.

                  13. This Agreement may be executed in any number of counterparts each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                  14. No amendment, supplement, modification, waiver or termination of this Agreement shall be effective against a party against whom the enforcement of such amendment, supplement, modification, waiver or termination would be asserted, unless such amendment, supplement, modification, waiver or termination was made in a writing signed by such party.

                  15. In case any one or more of the provisions contained in this Agreement, or any application thereof, shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein, and any other application thereof, shall not in any way be affected or impaired thereby.

                  16. (a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. SUBJECT TO THE OPTION IN CLAUSE (d) BELOW, ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, IN EACH CASE WHICH ARE LOCATED IN THE COUNTY OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH SUBORDINATED CREDITOR HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH SUBORDINATED CREDITOR HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK PERSONAL JURISDICTION OVER SUCH PARTY, AND AGREES NOT TO PLEAD OR CLAIM, IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT BROUGHT IN ANY OF THE AFOREMENTIONED COURTS, THAT SUCH COURTS LACK PERSONAL JURISDICTION OVER SUCH PARTY. EACH SUBORDINATED CREDITOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH PARTY AT ITS ADDRESS SET FORTH OPPOSITE ITS SIGNATURE BELOW, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. EACH SUBORDINATED CREDITOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER THAT SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE SENIOR CREDITOR TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST EACH SUBORDINATED CREDITOR IN ANY OTHER JURISDICTION.

                  (b) EACH SUBORDINATED CREDITOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

                  (c) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                  (d) Any dispute, controversy or claim arising out of, relating to or in connection with this Agreement, including any question regarding its existence, validity or termination, or regarding a breach of this Agreement, shall at the option of any party hereto be referred to, and finally settled by arbitration under and in accordance with, the Rules of Arbitration of the International Chamber of Commerce then in effect (the "Rules"), which Rules are deemed to be incorporated by reference into this clause. The place of arbitration shall be New York, New York, and the award shall be deemed to have been made there. The arbitral tribunal may, however, hold hearings, meetings or sessions anywhere convenient. The arbitral tribunal shall consist of three arbitrators. Each of the Senior Creditor, on the one hand, and the Subordinated Creditors (acting jointly), on the other hand, shall be entitled to select one of the arbitrators. The third arbitrator shall be selected by the President of the ICC International Court of Arbitration in accordance with the Rules and shall serve as the presiding arbitrator. The language to be used in the arbitral proceedings shall be English. The award of the arbitral tribunal shall be in writing and state the reasons upon which it is based. Any monetary award shall be made in Dollars. The award of the arbitral tribunal shall be final and binding on the parties hereto. Judgment upon an arbitral award rendered by the arbitral tribunal may be entered in any court having jurisdiction.

                  17. This Agreement shall bind and inure to the benefit of the Senior Creditor and each Subordinated Creditor and their respective successors, permitted transferees and assigns, provided that no Subordinated Creditor may assign any of its rights or obligations under this Agreement without the prior written consent of the Senior Creditor.

                                      * * *

                  IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.



                                           ZAO CITIBANK, as Senior Creditor


                                           By:_____________________________
                                               Title:


Address                                    ROL HOLDINGS LIMITED,
-------                                       as a Subordinated Creditor and an
                                              Obligor


                                           By:_____________________________
                                               Title:


                                           LLC TELEROSS,
                                              as a Subordinated Creditor and an
                                              Obligor


                                           By:_____________________________
                                               Title:


                                           OOO EDN SOVINTEL,
                                              as a Subordinated Creditor and an
                                              Obligor


                                           By:_____________________________
                                               Title:


                                           GOLDEN TELECOM, INC.,
                                              as a Subordinated Creditor and an
                                              Obligor


                                           By:_____________________________
                                               Title:


                                           SFMT RUSNET, INC.,
                                              as a Subordinated Creditor


                                           By:_____________________________
                                               Title:

                                           SOVINET, INC.,
                                              as a Subordinated Creditor


                                           By:_____________________________
                                               Title:

                                           GTS FINANCE, INC.,
                                              as a Subordinated Creditor


                                           By:_____________________________
                                               Title:

                                                                       EXHIBIT G


                                 PARENT GUARANTY

         PARENT GUARANTY, dated as of [___], 2002, (as amended, modified or supplemented from time to time, this "Guaranty"), made by GOLDEN TELECOM, INC., a corporation duly organized and existing under the laws of the State of Delaware (the "Parent Guarantor"). Except as otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.

                                   WITNESSETH:

         WHEREAS, ROL Holdings Limited (the "Borrower") and ZAO Citibank (the "Lender") have entered into a Credit Agreement, dated as of September [___], 2002 (as amended, modified, extended, renewed, restated or supplemented from time to time, the "Credit Agreement"), providing for the making of Loans to the Borrower as contemplated therein;

         WHEREAS, the Borrower is a Subsidiary of the Parent Guarantor;

         WHEREAS, it is a condition to the making of Loans to the Borrower under the Credit Agreement that the Parent Guarantor shall have executed and delivered this Guaranty; and

         WHEREAS, the Parent Guarantor will obtain benefits from the granting of Loans to the Borrower under the Credit Agreement and, accordingly, desires to execute this Guaranty in order to satisfy the condition described in the preceding paragraph;

         NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to the Parent Guarantor, the receipt and sufficiency of which are hereby acknowledged, the Parent Guarantor hereby makes the following representations and warranties to the Lender and hereby covenants and agrees with the Lender as follows:

         1. The Parent Guarantor irrevocably, absolutely and unconditionally guarantees: (i) to the Lender the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of (x) the principal of, premium, if any, and interest on the Loans made to the Borrower under the Credit Agreement and (y) all other obligations (including obligations which, but for applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and equitable principles (regardless of whether enforcement is sought in equity or at law) (collectively, "Bankruptcy Laws") would become due), liabilities and indebtedness owing by the Borrower to the Lender under the Credit Agreement and each other Credit Document to which the Borrower is a party (including, without limitation, indemnities, Fees and interest thereon (including any interest accruing after the commencement of any bankruptcy, insolvency, receivership or similar proceeding at the rate provided for in the Credit Agreement, whether or not such interest is an allowed claim in any such proceeding), whether now existing or hereafter incurred under, arising out of or in connection with the Credit Agreement and any such other Credit Document and the due performance and compliance by the Borrower with all of the terms, conditions and agreements contained in all such Credit Documents (all such principal, premium, interest, liabilities, indebtedness and obligations being herein collectively called the "Guaranteed Obligations"). The Parent Guarantor understands, agrees and confirms that the Lender may enforce this Guaranty up to the full amount of the Guaranteed Obligations against the Parent Guarantor without proceeding against any other Guarantor, the Borrower, against any security for the Guaranteed Obligations, or under any other guaranty covering all or a portion of the Guaranteed Obligations.

         2. Additionally, the Parent Guarantor irrevocably, absolutely and unconditionally guarantees the payment of any and all Guaranteed Obligations whether or not due or payable by the Borrower upon the occurrence in respect of the Borrower of any of the events specified in Section 9.05 of the Credit Agreement, and upon such occurrence, unconditionally and irrevocably promises to pay such Guaranteed Obligations to the Lender, or order, on demand. This Guaranty shall constitute a guaranty of payment, and not of collection.

         3. The liability of the Parent Guarantor hereunder is primary, absolute and unconditional and is exclusive and independent of any security for or other guaranty of the indebtedness of the Borrower whether executed by the Parent Guarantor, any other Guarantor, any other guarantor or by any other party, and the liability of the Parent Guarantor hereunder shall not be affected or impaired by any circumstance or occurrence whatsoever, including, without limitation: (a) any direction as to application of payment by the Borrower or by any other party, (b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the Guaranteed Obligations, (c) any payment on or in reduction of any such other guaranty or undertaking, (d) any dissolution, termination or increase, decrease or change in personnel by the Borrower, (e) any payment made to the Lender on the Guaranteed Obligations which the Lender repays the Borrower pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and the Parent Guarantor waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding, (f) any action or inaction by the Lender as contemplated in Section 6 hereof or (g) any invalidity, irregularity or unenforceability of all or any part of the Guaranteed Obligations or of any security therefor.

         4. The obligations of the Parent Guarantor hereunder are independent of the obligations of any other Guarantor, any other guarantor and the Borrower, and a separate action or actions may be brought and prosecuted against the Parent Guarantor whether or not action is brought against any other Guarantor, any other guarantor or the Borrower and whether or not any other Guarantor, any other guarantor or the Borrower be joined in any such action or actions. The Parent Guarantor waives, to the fullest extent permitted by law, the benefits of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by the Borrower or other circumstance which operates to toll any statute of limitations as to the Borrower shall operate to toll the statute of limitations as to the Parent Guarantor.

         5. The Parent Guarantor hereby waives notice of acceptance of this Guaranty and notice of any liability to which it may apply, and waives promptness, diligence, presentment, demand of payment, protest, notice of dishonor or nonpayment of any such liabilities, suit or taking of other action by the Lender against, and any other notice to, any party liable thereon (including any other Guarantor, any other guarantor and the Borrower).

         6. The Lender may at any time and from time to time without the consent of, or notice to, the Parent Guarantor (except in such cases as are specified below), without incurring responsibility to the Parent Guarantor, without impairing or releasing the obligations of the Parent Guarantor hereunder, upon or without any terms or conditions and in whole or in part:

         (a) change the manner, place or terms of payment of, and/or change, increase or extend the time of payment of, renew or alter, any of the Guaranteed Obligations (including any increase or decrease in the rate of interest thereon or the principal amount thereof), any security therefor, or any liability incurred directly or indirectly in respect thereof, and the guaranty herein made shall apply to the Guaranteed Obligations as so changed, extended, renewed or altered; provided that the Lender shall give prior written notice of any action to be taken that is reasonably likely to result in an increase in the amount of the Guaranteed Obligations (but failure to provide such notice shall not give rise to any cause of action for the Parent Guarantor or result in any liability of the Lender to the Parent Guarantor);

         (b) take and hold security for the payment of the Guaranteed Obligations and sell, exchange, release, surrender, impair, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset there against;

         (c) exercise or refrain from exercising any rights against the Borrower, any other Credit Party, any Subsidiary thereof or otherwise act or refrain from acting, provided that prompt written notice shall be provided to the Parent Guarantor upon the exercise of any rights or the taking of any action (but failure to provide such notice shall not give rise to any cause of action for the Parent Guarantor or result in any liability of the Lender to the Parent Guarantor);

         (d) release or substitute any one or more endorsers, Guarantors, other guarantors, the Borrower or other obligors;

         (e) settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the Borrower to creditors of the Borrower other than the Lender;

         (f) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of the Borrower to the Lender regardless of what liabilities of the Borrower remain unpaid;

         (g) consent to or waive any breach of, or any act, omission or default under, any of the Credit Documents or any of the instruments or agreements referred to therein, or otherwise amend, modify or supplement any of the Credit Documents or any of such other instruments or agreements; and/or

         (h) take any other action which would, under otherwise applicable principles of common law, give rise to a legal or equitable discharge of the Parent Guarantor from its liabilities under this Guaranty.

         7. This Guaranty is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. No failure or delay on the part of the Lender in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein expressly specified are cumulative and not exclusive of any rights or remedies which the Lender would otherwise have. No notice to or demand on the Parent Guarantor in any case shall entitle the Parent Guarantor to any other further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Lender to any other or further action in any circumstances without notice or demand. It is not necessary for the Lender to inquire into the capacity or powers of the Borrower or the officers, directors, partners or agents acting or purporting to act on its behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

         8. Any indebtedness of the Borrower now or hereafter held by the Parent Guarantor is hereby subordinated to the indebtedness of the Borrower to the Lender, and such indebtedness of the Borrower to the Parent Guarantor, if the Lender, after the occurrence and during the continuance of an Event of Default, so requests, shall be collected, enforced and received by the Parent Guarantor as trustee for the Lender and be paid over to the Lender on account of the indebtedness of the Borrower to the Lender, but without affecting or impairing in any manner the liability of the Parent Guarantor under the other provisions of this Guaranty. Without limiting the generality of the foregoing, the Parent Guarantor hereby agrees with the Lender that it will not exercise any right of subrogation which it may at any time otherwise have as a result of this Guaranty (whether contractual, under Bankruptcy Laws or otherwise) until all Guaranteed Obligations have been irrevocably paid in full in cash.

         9. (a) The Parent Guarantor waives any right (except as shall be required by applicable law and cannot be waived) to require the Lender to: (i) proceed against the Borrower, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party; (ii) proceed against or exhaust any security held from the Borrower, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party; or (iii) pursue any other remedy in the Lender's power whatsoever. The Parent Guarantor waives any defense based on or arising out of any defense of the Borrower, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party other than payment in full of the Guaranteed Obligations, including, without limitation, any defense based on or arising out of the disability of the Borrower, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party, or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower other than payment in full of the Guaranteed Obligations in cash. The Lender may, at its election, foreclose on any security held by the Lender by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable, or exercise any other right or remedy the Lender may have against the Borrower or any other party, or any security, without affecting or impairing in any way the liability of the Parent Guarantor hereunder except to the extent the Guaranteed Obligations have been paid in full in cash. The Parent Guarantor waives any defense arising out of any such election by the Lender, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of the Parent Guarantor against the Borrower or any other party or any security.

         (b) The Parent Guarantor waives all presentments, demands for performance, protests and notices, including, without limitation, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, provided that the Lender shall promptly deliver written notice to the Parent Guarantor acknowledging the existence, creation or incurring of new or additional indebtedness (but failure to provide such notice shall not give rise to any cause of action for the Parent Guarantor or result in any liability of the Lender to the Parent Guarantor). Subject to the foregoing sentence, the Parent Guarantor assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks which the Parent Guarantor assumes and incurs hereunder, and agrees that the Lender shall have no duty to advise the Parent Guarantor of information known to them regarding such circumstances or risks.

         10. The Lender agrees that this Guaranty may not be enforced against any director, officer, employee, partner, member or stockholder of the Parent Guarantor.

         11. In order to induce the Lender to make Loans to the Borrower pursuant to the Credit Agreement, the Parent Guarantor represents and warrants that:

         (a) The Parent Guarantor (i) is a duly organized and validly existing corporation in good standing under the laws of the jurisdiction of its organization, (ii) has the corporate power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (iii) is duly qualified and is authorized to do business and is in good standing in each jurisdiction where the conduct of its business requires such qualification.

         (b) The Parent Guarantor has the corporate power and authority to execute, deliver and perform the terms and provisions of this Guaranty and each other Credit Document to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance by it of this Guaranty and each other Credit Document. The Parent Guarantor has duly executed and delivered this Guaranty and each other Credit Document to which it is a party, and this Guaranty and each other Credit Document constitutes the legal, valid and binding obligation of the Parent Guarantor enforceable in accordance with its terms, except to the extent that the enforceability hereof or thereof may be limited by Bankruptcy Laws.

         (c) Neither the execution, delivery or performance by the Parent Guarantor of this Guaranty or any other Credit Document to which it is a party, nor compliance by it with the terms and provisions hereof and thereof, will (i) contravene any provision of any applicable law, statute, rule or regulation or any applicable order, writ, injunction or decree of any court or governmental instrumentality, (ii) conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Documents) upon any of the property or assets of the Parent Guarantor or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, credit agreement, or any other material agreement, contract or instrument to which the Parent Guarantor or any of its Subsidiaries is a party or by which they or any of their property or assets are bound or to which they may be subject or (iii) violate any provision of the certificate or articles of incorporation or by-laws (or equivalent organizational documents) of the Parent Guarantor or any of its Subsidiaries.

         (d) No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made), or exemption by, any Governmental Authority is required to authorize, or is required for, (i) the execution, delivery and performance of this Guaranty by the Parent Guarantor or any other Credit Document to which the Parent Guarantor is a party or (ii) the legality, validity, binding effect or enforceability of this Guaranty or any other Credit Document to which the Parent Guarantor is a party.

         (e) There is no litigation by any entity (private or governmental) pending or, to the Parent Guarantor's knowledge, threatened (i) with respect to this Guaranty or any other Credit Document to which the Parent Guarantor is a party or (ii) with respect to the Transaction, which is likely to materially adversely effect the Transaction, or (iii) that could reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect.

         12. Affirmative Covenants. The Parent Guarantor hereby covenants and agrees that on and after the Effective Date and until the Commitment has terminated and the

Loans (in each case together with interest thereon), Fees and all other Guaranteed Obligations (other than indemnities described in Section 11.12 of the Credit Agreement which are not then due and payable) incurred hereunder and thereunder, are paid in full:

         (a) On the Initial Borrowing Date, it will cause Sovintel to duly authorize, execute and deliver the Sovintel Surety Agreement, the Sovintel Receivables Agreement and the Subordination Agreement.

         (b) The Parent Guarantor shall furnish to the Lender:

                  (i) Quarterly Financial Statements. Within 60 days after the close of each of the first three quarterly accounting periods in each fiscal year of the Parent Guarantor (a) the consolidated balance sheet of the Parent Guarantor and its Subsidiaries as at the end of such quarterly accounting period and the related consolidated statements of income and retained earnings and statement of cash flows for such quarterly accounting period and for the elapsed portion of the fiscal year ended with the last day of such quarterly accounting period, in each case setting forth comparative figures for the corresponding quarterly accounting period in the prior fiscal year, all of which shall be certified by the chief financial officer of the Parent Guarantor as fairly presenting in all material respects in accordance with U.S. GAAP the financial condition of the Parent Guarantor and its Subsidiaries as of the dates indicated and the results of their operations for the periods indicated, subject to normal year-end audit adjustments and the absence of footnotes, and (b) the management's discussion and analysis of the important operational and financial developments during such quarterly accounting period.

                  (ii) Annual Financial Statements. Within 120 days after the close of each fiscal year of the Parent Guarantor, (a) the consolidated balance sheet of the Parent Guarantor and its Subsidiaries as at the end of such fiscal year and the related consolidated statements of income and retained earnings and statement of cash flows for such fiscal year setting forth comparative figures for the preceding fiscal year and certified without qualification or going concern issues by Ernst & Young or other independent certified public accountants of recognized worldwide standing reasonably acceptable to the Lender prepared in accordance with U.S. GAAP, and (b) management's discussion and analysis of the important operational and financial developments during such fiscal year.

                  (iii) Management Letters. Promptly after the Parent Guarantor's or any Credit Party's receipt thereof, a copy of any "management letter" received from its certified public accountants and management's response thereto.

                  (iv) Budgets. Upon approval by the Parent Guarantor's Board of Directors, but in any event not later than 90 days following the first day of each fiscal year of the Parent Guarantor, a consolidated budget in form reasonably satisfactory to the Lender for such fiscal year prepared in detail and for the immediately succeeding fiscal year setting forth, with appropriate discussion, the principal assumptions upon which such budget is based.

                  (v) Officer's Certificates. At the time of the delivery of the financial statements provided for in Sections 13(i), (ii) and (iii), a compliance certificate from the chief financial officer of the Parent Guarantor in the form of Exhibit A hereto certifying on behalf of the Parent Guarantor that (x) to such officer's best knowledge after due inquiry, no Default or Event of Default has occurred and is continuing or, if any Default or Event of Default has occurred and is continuing, specifying the nature and extent thereof, which certificate shall set forth in reasonable detail the calculations required to establish whether the Parent Guarantor was in compliance with the provisions of Sections 13(b)(iv), 13(c)(ii), 13(d)(iii), 13(d)(v), 13(f), 13(g),
         13(h), 13(i) and 13(j) hereof at the end of such fiscal quarter or year, as the case may be and (y) (i) no changes are required to be made to Exhibit 3 of either the Buyer Receivables Agreement or the Sovintel Receivables Agreement and the Annexes of the Interest Pledge Agreements, in each case so as to make the information set forth therein accurate and complete as of the date of such certificate, or
         (ii) to the extent that such information is no longer accurate and complete as of such date, list in reasonable detail all information necessary to make all such Exhibits and Annexes accurate and complete (at which time all such Exhibits and Annexes, as the case may be, shall be deemed modified to reflect such information).

                  (vi) Notice of Default, Litigation and Material Adverse Effect. Promptly, and in any event within three Business Days after any officer of the Parent Guarantor obtains knowledge thereof, notice of:

                           (a) the occurrence of any event which constitutes a
                  Default or an Event of Default,

                           (b) any litigation or governmental investigation or
                  proceeding pending against any Credit Party (x) which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect or (y) with respect to any Credit Document,

                           (c) the occurrence of any event which constitutes a
                  default under, or causes the termination of, any material contract of any Credit Party, including without limitation the Acquisition Agreement to the extent such default or termination could reasonably be expected to have a Material Adverse Effect, provided that any termination of the Acquisition Agreement (except upon its expiration after fulfillment of the parties' obligations thereunder) shall be deemed to constitute a Material Adverse Effect), or

                           (d) any other event, change or circumstance that has
                  had, or could reasonably be expected to have, a Material Adverse Effect.

                  (vii) Other Reports and Filings. Promptly after the filing or delivery thereof, copies of all financial information, proxy materials and reports, if any, which the Parent Guarantor shall publicly file with the appropriate governmental body or any successor thereto or deliver to holders (or any trustee, agent or other representative thereof) of its material Indebtedness pursuant to the terms of the documentation governing such Indebtedness.

                  (viii) Other Information. From time to time, such other information or documents (financial or otherwise) with respect to the Parent Guarantor which the Lender may reasonably request.

         (c) Books, Records and Inspections. The Parent Guarantor will, and will cause each of the other Credit Parties to, keep proper books of record and accounts in which full, true and correct entries in conformity with U.S. GAAP and all requirements of law shall be made of all dealings and transactions in relation to its business and activities. The Parent Guarantor will, and will cause each of the other Credit Parties to, permit officers and designated representatives of the Lender to visit and inspect, under guidance of officers of the Parent Guarantor or such Credit Party, any of the properties of the Parent Guarantor or such Credit Party, and to examine the books of account of the Parent Guarantor or such Credit Party and discuss the affairs, finances and accounts of the Parent Guarantor or such Credit Party with, and be advised as to the same by, its officers and independent accountants, all upon reasonable prior notice and at such reasonable times and intervals and to such extent as the Lender may reasonably request. If a Default or an Event of Default has occurred and is continuing, and if access is necessary to preserve or protect the Collateral as determined by the Lender, the Parent Guarantor shall, and shall cause each of the other Credit Parties to, provide such access to the Lender at all times and without advance notice. Furthermore, so long as any Default or Event of Default has occurred and is continuing, the Parent Guarantor shall, and shall cause each of its Subsidiaries to, provide the Lender with access to information in their possession regarding their suppliers and customers.

         (d) Maintenance of Property; Insurance. The Parent Guarantor will, and will cause each of the other Credit Parties to, (i) keep all property necessary to its business in good working order and condition, ordinary wear and tear excepted, (ii) maintain with financially sound and reputable insurance companies insurance on all such property and against all such risks as is consistent and in accordance with industry practice for companies similarly situated owning similar properties and engaged in similar business and (iii) furnish to the Lender, upon its request therefor, full information as to the insurance carried.

         (e) Existence; Franchises. The Parent Guarantor will, and will cause each of the other Credit Parties to, do all things necessary to preserve and keep in full force and effect its existence and its material rights, franchises, licenses, permits, copyrights, trademarks and patents; provided, however, that nothing in this Section 12(e) shall prevent (i) sales of assets and other transactions by the Parent Guarantor not in contravention of Section 13(b) hereof or (ii) the withdrawal by the Parent Guarantor or any of the other Credit Parties of its qualification as a foreign corporation in any jurisdiction if such withdrawal could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         (f) Compliance with Statutes, etc. The Parent Guarantor will, and will use its best efforts to cause each of the other Credit Parties to, comply with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including applicable statutes, regulations, orders and restrictions relating to environmental standards and controls), except to the extent that in the Lender's reasonable opinion such noncompliance is not likely to result in a Material Adverse Effect.

         (g) Compliance with Environmental Laws. The Parent Guarantor will, and will use its best efforts to cause each of the other Credit Parties to, comply in all material respects with all Environmental Laws applicable to, or required by, the ownership, lease or use of its Real Property now or hereafter owned, leased or operated by it, and will promptly pay or cause to be paid all costs and expenses incurred in connection with such compliance, and will keep or cause to be kept all such Real Property free and clear of any Liens imposed pursuant to such Environmental Laws, except to the extent that in the Lender's reasonable opinion such noncompliance, failure to pay, or imposition of a Lien is not likely to result in a Material Adverse Effect.

         (h) End of Fiscal Years; Fiscal Quarters. The Parent Guarantor will cause (a) its, and each of its Subsidiaries' fiscal years to end on December 31 of each year and (b) its, and each of its Subsidiaries', fiscal quarters to end on dates which are consistent with a fiscal year end as described above.

         (i) Performance of Obligations. The Parent Guarantor will, and will use its best efforts to cause each of the Credit Parties to, perform all of their obligations under the terms of each mortgage, indenture, security agreement, loan agreement or credit agreement and each other agreement, contract or instrument by which they are bound, except such non-performances as could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         (j) Payment of Taxes. The Parent Guarantor will, and will cause each of the other Credit Parties to, pay and discharge all taxes, assessments and governmental charges or levies imposed upon it or its income or profits or upon any properties belonging to it, in each case on a timely basis, and all lawful claims which, if unpaid, might become a Lien or charge upon any properties of the Parent Guarantor or such Credit Party not otherwise permitted under Section 13(a) hereof; provided that neither the Parent Guarantor nor such Credit Party shall be required to pay any such tax, assessment, charge, levy or claim which is being contested in good faith and by proper proceedings if it has maintained adequate reserves with respect thereto in accordance with U.S. GAAP.

         (k) Corporate Separateness. The Parent Guarantor will, and will cause its Subsidiaries to, satisfy customary corporate formalities including the holding of regular board of directors' and shareholders' meetings, or action by directors or shareholders without a meeting and the maintenance of corporate offices and records. The Parent Guarantor shall not, and shall cause its Subsidiaries not to, take any action or conduct its affairs in a manner which is likely to result in the corporate existence of the Parent Guarantor being ignored, or in the assets and liabilities of the Parent Guarantor, any of its Subsidiaries or each Credit Party being substantively consolidated with those of its Subsidiaries in a bankruptcy, reorganization or other insolvency proceeding.

         13. Negative Covenants. The Parent Guarantor hereby covenants and agrees that on and after the Effective Date and until the Commitment has terminated and the Loans (together with interest thereon), Fees and all other Guaranteed Obligations (other than any indemnities described in Section 11.12 of the Credit Agreement which are not then due and payable) incurred hereunder and thereunder, are paid in full (unless otherwise agreed by the Lender in writing):

         (a) Liens. The Parent Guarantor will not, and will cause each of the other Credit Parties not to, create, incur, assume or suffer to exist any Lien upon or with respect to its assets, whether now owned or hereafter acquired, or selling any such property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such assets (including sales of accounts receivable with recourse to any Credit Party), or assigning any right to receive income or permitting the filing of any financing statement or any other similar notice of Lien under any recording, notice or similar statute; provided that the provisions of this Section 13(a) shall not prevent the creation, incurrence, assumption or existence of the following (Liens described below are herein referred to as "Permitted Liens"):

                  (i) inchoate Liens for taxes, assessments or governmental charges or levies not yet due or Liens for taxes, assessments or governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves have been established in accordance with U.S. GAAP;

                  (ii) Liens in respect of property or assets of the Parent Guarantor or any other Credit Party which were incurred in the ordinary course of business and do not secure Indebtedness for borrowed money, such as carriers', warehousemen's, materialmen's and mechanics' liens and other similar Liens arising in the ordinary course of business, and
         (x) which do not in the aggregate
         materially detract from the value of the Parent Guarantor's or such Credit Party's property or assets or materially impair the use thereof in the operation of the business of the Parent Guarantor or such Credit Party or (y) which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or assets subject to any such Lien;

                  (iii) Liens in existence on the Initial Borrowing Date which are listed, and the property subject thereto described, in Schedule B hereto but only through the respective date, if any, set forth in such Schedule B for the removal, replacement and termination of any such Liens, plus renewals, replacements and extensions of such Liens to the extent set forth on such Schedule B, provided that (x) the aggregate principal amount of the Indebtedness, if any, secured by such Liens does not increase from that amount outstanding at the time of any such renewal, replacement or extension and (y) any such renewal, replacement or extension does not encumber any additional assets or properties of the Parent Guarantor and the other Credit Parties;

                  (iv) Liens created pursuant to the Security Documents; and

                  (v) Liens on any assets or property of the Parent Guarantor or any other Credit Party, except for (x) the Collateral assets consisting of receivables with respect to a contract, agreement or arrangement if a portion of such receivables is Collateral, provided that the total value of such property or assets subject to such Liens does not exceed $30,000,000 (thirty million Dollars) in the aggregate, and provided further that in no event shall any Liens on any assets or property of the Parent Guarantor or any other Credit Party, consisting of receivables with respect to a contract, agreement or arrangement be permitted to exist or be incurred.

         (b) Consolidation, Merger, Purchase or Sale of Assets, etc. The Parent Guarantor will not, and will cause each of the other Credit Parties not to, wind up, liquidate or dissolve its affairs or enter into any transaction of merger or consolidation (when either the Parent Guarantor or such Credit Party is not the surviving entity unless the transaction is between or among Credit Parties), or convey, sell, lease or otherwise dispose of all or substantially all of its property or assets, or enter into any sale-leaseback transactions (except with another Credit Party), or purchase or otherwise acquire (in one or a series of related transactions) any part of the property or assets (other than purchases or other acquisitions of inventory, materials, equipment and supplies in the ordinary course of business) of any Person (or agree to do any of the foregoing at any future time), except that:

                  (i) Capital Expenditures by the Parent Guarantor and other Credit Parties shall be permitted to the extent not in violation of
         Section 13(f) hereof;

                  (ii) sales of inventory may be made in the ordinary course of business;

                  (iii) investments may be made to the extent permitted by
         Section 8.04 of the Credit Agreement;

                  (iv) the Parent Guarantor or any other Credit Parties may sell assets (other than the capital stock or other equity interests of any Subsidiary of a Credit Party), so long as (w) no Default or Event of Default then exists or would result therefrom, (x) it receives at least fair market value, (y) the consideration received consists solely of cash and is paid at the time of the closing of such sale and (z) the aggregate amount of the proceeds received from all assets sold pursuant to this clause (iv) shall not exceed $500,000 in any fiscal year;

                  (v) the Parent Guarantor or any other Credit Parties may lease (as lessee) or license (as licensee) real or personal property;

                  (vi) the Parent Guarantor or any other Credit Parties may sell or discount its accounts receivable without recourse and for cash at fair market value, but only in connection with the compromise or collection thereof and not as part of any financing transaction, provided that the aggregate amount of such sales shall not exceed $500,000 in any fiscal year;

                  (vii) the Parent Guarantor or any other Credit Parties may grant licenses, sublicenses, leases or subleases to other Persons not materially interfering with the conduct of its business, in each case so long as no such grant otherwise affects the Lender's security interest in the asset or property subject thereto;

                  (viii) the Acquisition shall be permitted in accordance with the terms of the Acquisition Documents and upon the consummation of the Acquisition, the Buyer and Sovintel may be merged together regardless of which entity shall survive, provided that such merger (a) does not otherwise result in a Default or Event of Default and (b) does not impair any security for the performance of any term of any Credit Document; and

                  (ix) the Parent Guarantor may sell or otherwise dispose of its shares in MCT Corp., a Delaware corporation, at a fair market price in an arms-length transaction.

To the extent the Lender waives the provisions of this Section 13(b) with respect to the sale of any Collateral, or any Collateral is sold as permitted by this Section 13(b) of the Credit Agreement (other than to a Credit Party), such Collateral shall be sold free and clear of the Liens created by the Security Documents.

         (c) Indebtedness. The Parent Guarantor will not, and will cause the other Credit Parties not to, contract, create, incur, assume or suffer to exist any Indebtedness, except:

         (i) Indebtedness incurred pursuant to the Credit Agreement and the other Credit Documents; and

         (ii) Indebtedness in an aggregate principal amount, with respect to all the Credit Parties, not to exceed $10,000,000 million incurred in any single transaction or series of transactions with any Person or Persons other than another Credit Party.

         (d) Advances, Investments and Loans. The Parent Guarantor will not, and will cause each of the other Credit Parties not to, directly or indirectly, lend money or extend credit or make advances to any Person, or purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to, any other Person, or purchase or own a futures contract or otherwise become liable for the purchase or sale of currency or other commodities at a future date in the nature of a futures contract (other than for currency risk hedging purposes), except that the following shall be permitted:

         (i) the Parent Guarantor and any of the other Credit Parties may acquire and hold accounts receivable owing to it, if created or acquired in the ordinary course of business and payable or dischargeable in accordance with its customary trade terms;

         (ii) the Parent Guarantor and any of the other Credit Parties may acquire and own investments (including debt obligations) received in connection with the bankruptcy or reorganization of suppliers and customers and in good faith settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;

         (iii) the Parent Guarantor and any of the other Credit Parties may make loans and advances to their respective officers and employees for moving, relocation and travel expenses and other similar expenditures, in each case in the ordinary course of business in an aggregate amount not to exceed $1,000,000 at any time (determined without regard to any write-downs or write-offs of such loans and advances);

         (iv) the Parent Guarantor and any of the other Credit Parties may make advances to any Person in the ordinary course of its business; and

         (v) the Parent Guarantor and any of the other Credit Parties may (1) make a capital contribution to, or otherwise invest or acquire an equity interest in, any other Credit Party; and (2) invest in (x) LLC Golden Telecom, a Ukrainian limited liability company, provided that the aggregate amount of all such investments by the Parent Guarantor and all of its Subsidiaries shall not exceed $5,200,000 (five million two hundred thousand Dollars) and (y) any other Person, provided that the aggregate amount of all such investments by the Parent Guarantor and the other Credit Parties shall not exceed $2,500,000 (two million five hundred thousand Dollars).

         (e) Transactions with Affiliates. Except as otherwise provided in
Section 12(d) hereof, the Parent Guarantor will not, and will cause each of the other Credit Parties not to, enter into any transaction or series of related transactions with any of its Affiliates, other than in the ordinary course of business and on terms and conditions substantially as favorable to the Parent Guarantor or such Credit Party, as the case may be, as would reasonably be obtained by it at that time in a comparable arm's length transaction with a Person other than an Affiliate, except that customary fees may be paid to non-officer directors of the Parent Guarantor and the other Credit Parties, provided that the Parent Guarantor and the other Credit Parties may make loans to one or more Subsidiaries if (x) the aggregate amount of such loans outstanding granted by all Credit Parties at any time does not exceed $10,000,000 (ten million Dollars) and (y) any such Subsidiary which receives such loans in an aggregate amount of $1,000,000 (one million Dollars) or more shall execute and deliver, by the last day of the fiscal quarter during which such Indebtedness is incurred, a Guaranty substantially in the form of Exhibit M to the Credit Agreement, or a Surety Agreement substantially in the form of Exhibit N to the Credit Agreement, and by the same date shall become a party to the Subordination Agreement.

         (f) Capital Expenditures. The Parent Guarantor will not, and will cause each of the other Credit Parties not to, make any Capital Expenditures, except that during the first half or second half of any fiscal year of a Credit Party (taken as one accounting period), it may make such expenditures unless the aggregate total of Capital Expenditures of all the Credit Parties exceeds 65% of Consolidated EBITDA of the Parent Guarantor and each of the other Credit Parties for such six month period.

         (g) Consolidated Debt Service Ratio. The Parent Guarantor will not permit the Consolidated Debt Service Ratio for any fiscal year to be less than 2:1.

         (h) Gearing Ratio. The Parent Guarantor will not permit the Gearing Ratio at any time to be greater than 1:2.

         (i) Modification of Memorandum and Articles of Association and Certain Other Agreements, etc. Unless otherwise agreed to by the Lender in writing (not to be unreasonably withheld), the Parent Guarantor will not, and will cause each of the other Credit Parties not to:


                  (i) other than as provided for in, or contemplated by, the Acquisition Documents, or as required by applicable law, amend, modify or change its articles of incorporation or by-laws (including, without limitation, by the filing or modification of any certificate or articles of designation, or any agreement entered into by it with respect to its capital stock or other equity interests (including any shareholders' agreement), or enter into any new agreement with respect to its capital stock or other equity interests, unless such amendment, modification, change or other action contemplated by this clause (i) could not reasonably be expected to be adverse to the interests of the Lender in any material respect;

                  (ii) amend, modify or change any term or provision of the Acquisition Agreement unless such amendment, modification or change is approved in advance by the Lender; or

                  (iii) make any voluntary or optional payment or prepayment in respect of any Indebtedness of any Credit Party, except as otherwise permitted by this Agreement or between or among Credit Parties that are parties to the Subordination Agreement, or amend, modify, or permit the amendment or modification of, any provision of any agreement evidencing any such Indebtedness, except for such amendments or modifications that could not reasonably be expected to be adverse to the interests of the Lender in any material respect.

         (j) Limitation on Certain Restrictions on Credit Parties. The Parent Guarantor will not, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any of the other Credit Parties to (i) pay dividends or make any other distributions on its capital stock or any other interest or participation in its profits owned by such Credit Party, or pay any Indebtedness owed to such Credit Party, (ii) make loans or advances to such Credit Party or (iii) transfer any of its properties or assets to such Credit Party, except for such encumbrances or restrictions existing under or by reason of (a) applicable law, (b) this Agreement and the other Credit Documents, (c) customary provisions restricting subletting or assignment of any lease governing any leasehold interest of such Credit Party, (d) except where the existence of such provision causes or may be reasonably believed to cause a Material Adverse Effect, customary provisions restricting assignment of any licensing agreement (in which such Credit Party is the licensee) or other contract entered into by such Credit Party in the ordinary course of business, (e) restrictions on the transfer of any asset pending the close of the sale of such asset, and (f) restrictions on the transfer of any asset subject to a Lien permitted by Section 13(a)(iii) hereof.

         (k) Business; etc. The Parent Guarantor will not, and will cause each of the other Credit Parties not to, make substantial changes in the businesses engaged in by it as of the Initial Borrowing Date.

         14. The Parent Guarantor hereby agrees to pay all reasonable out-of-pocket costs and expenses of the Lender in connection with the enforcement of this Guaranty and in connection with any amendment, waiver or consent relating hereto (including, in each case, without limitation, the reasonable fees and disbursements of counsel employed by the Lender).

         15. This Guaranty shall be binding upon the Parent Guarantor and the Parent Guarantor may not assign or transfer any of its rights, obligations or interests hereunder without the prior written consent of the Lender. This Guaranty shall inure to the benefit of the Lender and its successors and assigns.

         16. Neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated except with the written consent of the Parent Guarantor and of the Lender at all times prior to the time at which all Guaranteed Obligations have been paid in full.

         17. The Parent Guarantor acknowledges that an executed (or conformed) copy of each of the Credit Documents has been made available to a senior officer of the Parent Guarantor and such officer is familiar with the contents thereof.

         18. In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default, the Lender and any Affiliate thereof is hereby authorized, at any time or from time to time, without notice to the Parent Guarantor or to any other Person, any such notice being expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by the Lender or such Affiliate to or for the credit or the account of the Parent Guarantor, against and on account of the obligations and liabilities of the Parent Guarantor to the Lender or such Affiliate under this Guaranty, irrespective of whether or not the Lender or such Affiliate shall have made any demand hereunder and although said obligations, liabilities, deposits or claims, or any of them, shall be contingent or unmatured; provided that, immediately prior to the set off of any amount by an Affiliate of the Lender, such Affiliate shall have purchased a participation or sub-participation of like amount in the obligations of the Borrower owed to the Lender under the Credit Agreement, as provided in
Section 11.04 thereof.

         19. All notices, requests, demands or other communications pursuant hereto shall be sent or delivered by telegraph, telex, telecopy, cable or courier service and all such notices and communications shall, when telegraphed, telexed, telecopied, or cabled or sent by overnight courier, be effective when delivered to the telegraph company, cable company or overnight courier, as the case may be, or sent by telex or telecopier, except that notices and communications to the Lender shall not be effective until received by the Lender. All notices and other communications shall be in writing and addressed to such party at (i) in the case of the Lender, as provided in the Credit Agreement and (ii) in the case of the Parent Guarantor, at its address set forth opposite its signature below, or in any case at such other address as either of the Persons listed above may hereafter notify the others in writing.

         20. If a claim is ever made upon the Lender for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations and the Lender repays all or part of said amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property or (ii) any settlement or compromise of any such claim effected by the Lender with any such claimant (including the Borrower), then and in such event the Parent Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon the Parent Guarantor, notwithstanding any revocation hereof or other instrument evidencing any liability of the Borrower, and the Parent Guarantor shall be and remain liable to the Lender hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by the Lender.

         21. (a) THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE LENDER AND OF THE PARENT GUARANTOR HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. Subject to the option in clause (d) below, any legal action or proceeding with respect to this Guaranty or any other Credit Document to which the Parent Guarantor is a party may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York in each case which are located in the County of New York, and, by execution and delivery of this Guaranty, the Parent Guarantor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Parent Guarantor hereby further irrevocably waives any claim that any such court lacks personal jurisdiction over the Parent Guarantor, and agrees not to plead or claim in any legal action or proceeding with respect to this Guaranty or any other Credit Document to which the Parent Guarantor is a party brought in any of the aforesaid courts that any such court lacks personal jurisdiction over the Parent Guarantor. The Parent Guarantor further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Parent Guarantor at its address set forth in Section 19 hereof, such service to become effective 30 days after such mailing. The Parent Guarantor hereby irrevocably waives any objection to such service of process and further irrevocably waives and agrees not to plead or claim in any action or proceeding commenced hereunder or under any other Credit Document to which the Parent Guarantor is a party that such service of process was in any way invalid or ineffective. Nothing herein shall affect the right of the Lender to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Parent Guarantor in any other jurisdiction.

         (b) The Parent Guarantor hereby irrevocably waives (to the fullest extent permitted by applicable law) any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings, arising out of or in connection with this Guaranty or any other Credit Document to which the Parent Guarantor is a party, brought in the courts referred to in clause (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that such action or proceeding brought in any such court has been brought in an inconvenient forum.

         (c) EACH OF THE PARENT GUARANTOR AND THE LENDER (BY ITS ACCEPTANCE OF THE BENEFITS OF THIS GUARANTY) HEREBY IRREVOCABLY

WAIVES ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS GUARANTY, THE OTHER CREDIT DOCUMENTS TO WHICH THE PARENT GUARANTOR IS A PARTY OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

         (d) Any dispute, controversy or claim arising out of, relating to or in connection with this Guaranty, including any question regarding its existence, validity or termination, or regarding a breach of this Guaranty, shall at the option of the Parent Guarantor be referred to, and finally settled by arbitration under and in accordance with the Rules, which Rules are deemed to be incorporated by reference into this clause. The place of arbitration shall be New York, New York, and the award shall be deemed to have been made there. The arbitral tribunal may, however, hold hearings, meetings or sessions anywhere convenient. The arbitral tribunal shall consist of three arbitrators. Each of the Parent Guarantor and the Lender shall be entitled to select one of the arbitrators. The third arbitrator shall be selected by the President of the ICC International Court of Arbitration in accordance with the Rules and shall serve as the presiding arbitrator. The language to be used in the arbitral proceedings shall be English. The award of the arbitral tribunal shall be in writing and state the reasons upon which it is based. Any monetary award shall be made in Dollars. The award of the arbitral tribunal shall be final and binding on the parties hereto. Judgment upon an arbitral award rendered by the arbitral tribunal may be entered in any court having jurisdiction.

         22. This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by both of the parties hereto shall be lodged with each of the Parent Guarantor and the Lender.

         23. All payments made by the Parent Guarantor hereunder will be made without setoff, counterclaim or other defense and on the same basis as payments are made by the Borrower under Sections 3.03 and 3.04 of the Credit Agreement.

                                     *  *  *

         IN WITNESS WHEREOF, the Parent Guarantor has caused this Guaranty to be executed and delivered as of the date first above written.



ADDRESS:                                              GOLDEN TELECOM, INC.,
                                                      as Parent Guarantor
Golden Telecom, Inc.
4400 MacArthur Boulevard, N.W., Suite 200             By________________________
Washington, D.C.  20007                                 Name:
Phone: (202) 332-5997                                   Title:
Fax: (202) 332-4877

Attention:        General Counsel

WITH A COPY TO:

Representative Office of Golden TeleServices, Inc.
12 Trubnaya St., 8th Floor
Moscow, Russia
103045
Telephone:   7-095-797-9300
Facsimile:   7-095-797-9332

Attention:   General Counsel



Accepted and Agreed to:

ZAO CITIBANK,
as Lender

By ________________________
   Name:
   Title:

                                                                       EXHIBIT H










                                  LLC TELEROSS

                                    AS SURETY



                                       and



                                  ZAO CITIBANK

                                    AS LENDER


--------------------------------------------------------------------------------
                              SURETYSHIP AGREEMENT
--------------------------------------------------------------------------------

                              SURETYSHIP AGREEMENT

THIS SURETYSHIP AGREEMENT is entered into in Moscow on [     ], 2002 between

                  (1) LLC TELEROSS, a limited liability company established under the laws of the Russian Federation, located at 27-29, Smolenskaya - Sennaya square, building 2, Moscow, 119121, Russia (hereinafter the "SURETY"); and

                  (2) ZAO CITIBANK, a bank established under the laws of the Russian Federation, located at 8-10, Gasheka ul., 125047 Moscow, Russian Federation, (hereinafter the "LENDER").

                  The Surety and the Lender are hereinafter individually referred to as a "Party" and, collectively, as the "Parties".

                                    RECITALS

                  (A) Pursuant to the Credit Agreement, dated as of September [__], 2002 (hereinafter the "CREDIT AGREEMENT"), between ZAO Citibank, as Lender, and ROL Holdings Limited, as borrower (hereinafter the "BORROWER"), the Lender has agreed to extend a credit facility to the Borrower in an aggregate principal amount of up to USD 30,000,000 (Thirty Million US Dollars) (the "Loan") on the terms and subject to the conditions stipulated therein.

                  (B) Pursuant to the terms of the Credit Agreement, it is a condition precedent to the initial disbursement under the Loan that the Lender and the Surety shall have entered into this Suretyship Agreement to secure payment by the Borrower of its obligations under the Credit Agreement.

                  NOW, THEREFORE, the Surety and the Lender hereby agree as follows:

                  1. DEFINITIONS

                  1.1 Capitalized terms used herein but not otherwise defined herein shall have the same meanings ascribed to such terms in the Credit Agreement.

                  2. SURETY

                  2.1 The Surety shall be liable to the Lender for the full and timely payment by the Borrower of such of its obligations under the Credit Agreement as are described in Section 3 hereof, and the costs and expenses reasonably incurred by the Lender in respect of the enforcement of this Suretyship Agreement and the Credit Agreement (collectively hereinafter the "SECURED OBLIGATIONS").

                  3. OBLIGATIONS OF THE BORROWER

                  3.1 This Suretyship Agreement shall secure the payment of the following obligations of the Borrower to the Lender under the Credit Agreement, when and if such obligations become due and payable, whether currently existing or hereafter incurred by the Borrower:




-------------                                                      -------------
Lender                                                                    Surety
MOSCOW - 50972.06

         (a) to repay the Loan made available by the Lender in the amount of up to Thirty Million US Dollars;

         (b) to pay interest on the Loan at the rate of three - month LIBOR plus 4.35% annually, as well as default interest at the rate of three - month LIBOR plus 7.35% annually;

         (c) to pay to the Lender a commission for opening and maintaining a loan account in the amount of USD 300,000, as provided in
                  Section 2.01(a) of the Credit Agreement;

         (d)      to pay to the Lender the commitment commission as specified in
                  Section 2.01(b) of the Credit Agreement and any other amounts due in respect of indemnities, taxes or other costs as provided in Section 11.01 of the Credit Agreement; and

         (e)      to perform the other obligations specified in the Credit
                  Agreement.

                  3.2 In accordance with the Credit Agreement, the obligations of the Borrower shall be performed as follows:

         (a) payment of the principal amount of the Loan under the Credit Agreement in US Dollars in four equal instalments on the [_____] of December 2003, [_____] of March 2004; [____] of
                  June 2004; and [___] of September 2004;

         (b) quarterly payment of interest in US Dollars at the rate of three-month LIBOR plus 4.35% per annum and default interest in US Dollars at the rate of three-month LIBOR plus 7.35% per annum;

         (c) payment of the arrangement fee due to the Lender in accordance with the following schedule:

                  - USD 30,000 to be paid not later than on the 22nd of March, 2002;

                  - USD 150,000 to be paid within five days of the Effective Date (as defined in the Credit Agreement);

                  - USD 120,000 to be paid on the Initial Borrowing Date (as defined in the Credit Agreement), provided that such amount shall not be due to the Lender if the Initial Borrowing Date does not occur;

         (d) payment to the Lender of the amounts specified in Section 3.1(d) above; and




-------------                                                      -------------
Lender                               -2-                                  Surety
MOSCOW - 50972.06

         (e) the other Secured Obligations specified in the Credit Agreement shall be performed by the Borrower at the request of the Lender in accordance with the conditions of the Credit Agreement.

                  4. EFFECTIVENESS OF THE SURETY

                  4.1 The obligations of the Surety undertaken pursuant to this Suretyship Agreement shall become effective on the Initial Borrowing Date and shall remain in full force and effect until all Secured Obligations have been paid in full or are released by the Lender, or are otherwise terminated for any reason whatsoever.

                  4.2 Payment by the Surety of any of the Secured Obligations shall not cause the termination of the obligations of the Surety in respect to the remaining outstanding Secured Obligations.

                  5. PAYMENTS

                  5.1 In the event that the Lender declares an Event of Default under Section 9.01 or Section 9.05 of the Credit Agreement and serves a notice thereof (the "Default Notice") upon the Borrower as provided for in Article 9 of the Credit Agreement, then the Lender shall be entitled to serve a notice upon the Surety (the "PAYMENT REQUEST") requesting the payment by the Surety of such amount as has become due and payable under the Credit Agreement (the "CLAIMED AMOUNT"). The Lender shall deliver to the Surety a copy of the Default Notice together with the Payment Request.

                  5.2 The Surety shall pay as a joint debtor the Claimed Amount as specified in the Payment Request provided that the Claimed Amount shall be automatically decreased by (a) any amounts paid by the Borrower or any Guarantor to the Lender in respect of the Secured Obligations after the Lender shall have served the Payment Request upon the Surety; (b) any amount or value received by the Lender as a result of enforcement of its rights against any collateral pledged or otherwise granted in favor of the Lender in connection with the Credit Agreement; and (c) any amounts the Lender shall have otherwise received or obtained (including, without limitation, through offset of the amounts due and payable by the Borrower under the Credit Agreement against the Borrower or any Guarantor) before the payment by the Surety of the Claimed Amount (or any portion thereof).

                  5.3 The Surety shall have no right to assert any defenses or any counterclaims against the Lender (other than a defense of payment and performance), which may be asserted against the Lender by the Borrower in respect of claims relating to principal, interest, fees and commissions due to the Lender under the Credit Agreement.

                  6. REPRESENTATIONS, WARRANTIES AND COVENANTS

                  6.1 The Surety hereby warrants that:

                           (a) taking into account the information set out in
                  Schedule 6.01 of the Credit Agreement, it is a limited liability company, duly established under the laws of the Russian Federation;





-------------                                                      -------------
Lender                               -3-                                  Surety
MOSCOW - 50972.06

                           (b) it has the power and authority to execute this
                  Suretyship Agreement and to exercise its rights and perform its obligations hereunder and has taken all necessary internal actions to authorize the execution and delivery of this Suretyship Agreement, and this Suretyship Agreement constitutes the legal, valid and binding obligation of the Surety enforceable in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the creditors rights generally or by general principles of equity (regardless of whether enforcement sough in equity or at law);

                           (c) it has obtained all permits, consents, waivers,
                  authorizations, licences and approvals required (i) for the Surety to lawfully execute this Suretyship Agreement and exercise its rights and perform its obligations hereunder; and
                  (ii) to secure the legality, validity, binding effect and enforceability of its obligations hereunder;

                           (d) the Surety is not involved in any court
                  proceedings and, to the best of its knowledge, there are no such court or administrative proceedings pending or threatened. In addition, the Surety has not breached or defaulted on any of its obligations pursuant to any agreement to which it is party to an extent or in a manner which could negatively affect the Surety's ability to perform its obligations pursuant to this Suretyship Agreement;

                           (e) all information that has been provided by the
                  Surety to the Lender in connection herewith is true, complete and accurate in all material respects, and the Surety knows of no facts or circumstances concerning which the Lender has not been made aware which could have a negative effect on the decision of the Lender to extend the Loan to the Borrower on the basis of the Credit Agreement and this Suretyship Agreement;

                           (f) the Surety has not adopted any internal decisions
                  or taken any other actions, nor to the knowledge of the Surety have any court proceedings been initiated for the purpose of declaring the Surety insolvent or the liquidation of the Borrower; or

                           (g) the execution of this Suretyship Agreement by the
                  Surety, and the performance of its obligations hereunder, do not violate any of the constitutive documents of the Surety.

                  6.2 The Surety covenants that throughout the term of this Agreement it shall ensure that no less than 90% of the cash funds received by the Surety from its ordinary business operations shall be routed through its accounts with the Lender. The Lender agrees that the foregoing obligation of the Surety shall terminate immediately upon satisfaction of the Secured Obligations of the Borrower in accordance with the terms of the Credit Agreement.





-------------                                                      -------------
Lender                               -4-                                  Surety
MOSCOW - 50972.06

                  7. NOTICES

                  7.1 Any notice, inquiry, claim, assertion, certificate or other communication (hereinafter "COMMUNICATIONS") to be sent or drafted under this Suretyship Agreement shall be made in writing and delivered by courier to the following addresses:

        Surety:                              LLC TeleRoss, 12,
                                             Krasnokazarmennaya Str., 111250,
                                             Moscow, Russia
        Attention:                           General Director.

        Account Numbers:                     - Current USD account #
                                             40702840700700046001
                                             with ZAO Citibank, Moscow;
                                             - Current RUB account #
                                             40702810700700046028
                                             with ZAO Citibank, Moscow.
        Tax Identification Number:           7704033340
        Lender:                              ZAO Citibank ul. Gasheka 8-10,
                                             125047 Moscow, Russia
        Attention:                           Relationship Manager of Golden
                                             Telecom Group

Each of the Parties shall have the right to change its address or fax number at any time or from time to time after having given the other Party written notice thereof. Any notice of a change of address or fax number given by other Party pursuant to this Section 7.1 shall become effective five (5) Business Days after the receipt thereof by the other Party.

                  7.2 All Communications sent or made in accordance herewith shall be in the Russian and English languages.

                  8. GOVERNING LAW AND JURISDICTION

                  8.1 This Agreement shall be governed by, and construed in accordance with, the laws of the Russian Federation.

                  8.2 The Surety and the Lender hereby agree that any legal action or proceeding with respect to (a) the interpretation or application of any term or provision of this Suretyship Agreement and (b) the preservation and/or enforcement of any rights of the Lender pursuant hereto shall be brought in the Arbitrazh Court of the City of Moscow, without prejudice to the right of the Lender to initiate proceedings against the Surety in any other court of competent jurisdiction.

                  9. MISCELLANEOUS

                  9.1 The Surety hereby acknowledges that it has received the Credit Agreement and is familiar with its terms.

                  9.2 The Surety shall, from time to time, compensate the Lender, upon the written request of the Lender, for all reasonable costs and expenses (including reasonable attorneys' fees) incurred by the Lender in connection with the preservation and/or enforcement of any rights of the Lender pursuant to this Suretyship Agreement.





-------------                                                      -------------
Lender                                  -5-                               Surety
MOSCOW - 50972.06

                  9.3 No failure to exercise, nor any delay in exercising, on the part of the Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any right, power or privilege. A waiver by the Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

                  9.4 If at any time any provision of this Suretyship Agreement or a part thereof is or becomes illegal, invalid or unenforceable in any jurisdiction, such occurrence shall not affect the legality, validity or enforceability of the remaining provisions hereof or the legality, validity or enforceability of such provision in any other jurisdiction.

                  9.5 This Suretyship Agreement shall be binding on, and inure to the benefit of, each of the Parties and their respective successors or permitted assignees.

                  9.6 Neither Party shall have the right to assign or transfer any of its rights, benefits or obligations hereunder without the written consent of the other Party, provided that, the Lender shall be entitled to assign its rights hereunder in connection with an assignment of its rights under, and in accordance with, the Credit Agreement.

                  9.7 This Agreement shall be executed in the English and Russian languages in two counterparts in each language, each of which shall be deemed an original but all of which shall together constitute one and the same instrument. In the event of conflicts or discrepancies between the Russian and the English versions, the English version shall prevail.

FOR AND ON BEHALF OF LLC TELEROSS

Signature:        _______________________
Full Name:        Stan Abbeloos
Position:         General Director

Signature:        _______________________
Full Name:        Olga Semenova
Position:         Chief Accountant

[seal]

FOR AND ON BEHALF OF ZAO CITIBANK

Signature:        _______________________
Full Name:
Position:         Vice President

Signature:        _______________________
Full Name:        Marina Bykova
Position:         Chief Accountant





-------------                                                      -------------
Lender                                -6-                                 Surety
MOSCOW - 50972.06

[seal]






-------------                                                      -------------
Lender                                 -7-                                Surety
MOSCOW - 50972.06

                                                                       EXHIBIT I
                                                      [TRANSLATION FROM RUSSIAN]




                                    AGREEMENT

              ON ASSIGNMENT OF PAYMENT RIGHTS TO SECURE OBLIGATIONS

This Agreement on Assignment of Payment Rights to Secure Obligations, hereinafter referred to as this "Assignment Agreement," is concluded this day, [____________], 2002, in the City of Moscow (Russian Federation), by and between:

(1) LLC "EDN Sovintel," a limited liability company established under the laws of the Russian Federation and located at 25, Dubovaya Roscha Street, Moscow, 127427, Russia (hereinafter referred to as the "Surety"), represented by its General Director, Alexander Vinogradov, acting on the basis of its Charter, on one side, and

(2) ZAO "CITIBANK," a bank established under the laws of the Russian Federation and located at 8-10 Gasheka Street, Moscow 125047, Russia (hereinafter referred to as the "Bank"), represented by [__________________], acting on the basis of [___________________], on the other side, hereinafter jointly referred to as the "Parties."

WHEREAS, on _____________, 2002, the Bank and the Surety entered into that certain Surety Agreement (the "Surety Agreement"), pursuant to which the Surety has guaranteed the fulfillment by ROL Holdings Limited (the "Borrower") of all of the Borrower's obligations under the Credit Agreement in an amount of up to thirty million US Dollars (US $30,000,000) signed by and between the Borrower and the Bank on September [__], 2002 (the "Credit Agreement"), and

WHEREAS, the Surety has entered into certain agreements on provision of communication services by the Surety (the "Supply Agreements"), as listed in
Exhibit 3 to this Assignment Agreement (with the companies referred to in such agreements as the "Purchasers"),

THEREFORE, the Parties have entered into this Assignment Agreement on the following:

1.       DEFINITIONS

1.1. Terms and definitions used herein shall have the meanings assigned to them in the Surety Agreement.

1.2. Unless the context requires otherwise, terms denoting the singular may signify the plural and vice versa.

2.       SUBJECT OF THE ASSIGNMENT AGREEMENT

2.1. The subject of this Assignment Agreement is the assignment, as of the Payment Rights Transfer Date (as defined below), of current and future rights to payments in favor of the Surety against the Purchasers arising out of the Supply Agreements (the "Payment Rights"), such assignment to be made for the purposes of securing the Surety's monetary obligations toward the Bank under the Surety Agreement.

2.2. The Payment Rights to be assigned on the Payments Rights Transfer Date shall include monetary claims of the Surety against the Purchasers with respect to the funds to be paid by the Purchasers to the Surety under the Supply Agreements.

3.       OBLIGATION SECURED WITH ASSIGNMENT

3.1. The assignment of the Payment Rights, as provided for herein, shall secure the Bank's claims against the Surety with respect to payment of the Required Amount under the Surety Agreement to the extent of such Required Amount at the moment of such payment (hereinafter the "Secured Payment Rights").

4.       OBLIGATIONS OF THE PARTIES

4.1. Throughout the term of this Assignment Agreement, the Surety is obligated:

         4.1.1. Concurrently with execution of this Assignment Agreement provide a calculation of the approximate amount of receivables due from each of the Purchasers under the respective Supply Agreements (quarterly average), prepared by the Surety, in the form attached hereto as Exhibit 3, and signed by authorized representatives of the Surety.

         4.1.2. Not later than the 25th business day of each quarter, to provide the Bank with information in the form of Exhibit 4 with respect to payments from the Purchasers for the quarter preceding the then-current quarter.

         4.1.3. To continue performing all of the obligations to the Purchasers, as set forth in the relevant Supply Agreements, provided that the Purchasers fulfill their respective obligations to the Surety.

         4.1.4. To inform the Bank, upon the Bank's request, of all material information important for the fulfillment of the Payment Rights, including information about the fulfillment by the Purchasers of their obligations to the Surety, any events of the Purchasers' failure to fulfill their obligations to the Surety, which relate to the Payment Rights, as well as of any facts and circumstances, which, in the Bank's reasonable opinion, may materially affect the validity and amount of the Payment Rights. If any event occurs, which, in the Surety's opinion, substantially affects the validity and amount of the Payment Rights, the Surety must immediately inform the Bank thereof.

         4.1.5. To send a notice to the Purchasers of the conclusion of this Assignment Agreement, to be prepared in the form of Exhibit 1 to this Assignment Agreement (the "Notice").

         4.1.6. To ensure that all payments by the Purchasers under the Supply Agreements be made only to the Surety's settlement account opened by the Surety with the Bank and specified in Article 10 hereof.

         4.1.7. To provide the Bank with a copy of each Notice, as provided in Subsection 4.1.5 hereof, together with the original of each Confirmation Receipt with respect to each such Notice, to be prepared in the form of Exhibit 2 and signed by the relevant Purchaser.

         4.1.8. To sign any amendments to the Supply Agreements, relating to, and having a material effect on, the Payment Rights only with the Bank's prior written consent.

         4.1.9. Not to take any actions that entail the termination of the Payment Rights or any reduction of their value, without the prior written consent of the Bank.

         4.1.10. Not to dispose, in any way, of the Payment Rights assigned hereunder, not to assign the Payment Rights to third parties, not to pledge or encumber the Payment Rights otherwise, and not to permit any arrest of, or recovery against, the Payment Rights, as well as proceeds under the Payment Rights credited to the Surety's accounts with the Bank prior to the transfer of the Payment Rights to Bank.

         4.1.11. After occurrence of the Payment Rights Transfer Date, as provided herein, to assist the Bank in collecting money due under the Payment Rights, and to fulfill all of the Bank's instructions and requests connected therewith, which are reasonable and necessary with respect to the foregoing.

         4.1.12. After occurrence of the Payment Rights Transfer Date, to issue, at the Bank's request, to the Bank a power of attorney authorizing the Bank to act on behalf of the Surety in any disputes with the Purchasers in connection with fulfillment of the Payment Rights hereunder.

4.2. The conclusion and fulfillment of this Assignment Agreement does not result in the creation of any obligations of the Bank to the Purchasers with respect to the Payment Rights (except for any actions related to provision of information and documents that are necessary for the Purchasers to effect payments pursuant to the Payment Rights).

4.3. Before and after the transfer of the Claims to the Bank, the Bank is entitled, acting reasonably, to request from the Surety information as to the status and amount of the Claims, as well as information about the fulfillment by the Purchasers of their obligations to the Surety

5.       TRANSFER OF CLAIMS

5.1. The Surety's Payment Rights shall be transferred to the Bank as of the Payment Rights Transfer Date, in the event that the Surety fails to fulfill its monetary obligations under the Surety Agreement, as provided in Section 5.2 of the Surety Agreement.

5.2. In order to transfer the Payment Rights, the Bank (provided that the conditions set forth in Section 5.1 hereof exist), without any prior approval of the Surety, shall send notices of the transfer of the Payment Rights to the relevant Purchaser and to the Surety, which notices shall contain, among other things, an instruction to such Purchaser to transfer monetary funds in accordance with the payment details specified by the Bank. The Payment Rights shall be deemed transferred from the Surety to the Bank at the date on which the Bank sends such notices to the relevant Purchaser and the Surety (the "Payment Rights Transfer Date").

5.3. All of the Surety's Payment Rights in full shall be transferred to the Bank as of the Payment Rights Transfer Date.

5.4. Upon the transfer of the Payment Rights from the Surety to the Bank, the Bank shall be entitled to issue any instructions to the Purchasers with respect to the procedure for fulfillment of the Payment Rights, to change payment details or to demand the suspension of payments. The Bank must use all funds received by the Bank under the Payment Rights in order to settle the Secured Payment Rights.

5.5. After the Payment Rights Transfer Date, the Bank shall provide to the Surety monthly reports as to the funds received by the Bank under the relevant Supply Agreements. If the funds received by the Bank from the Purchasers exceed the amount of the Payment Rights, then the Bank, within three business days, shall deliver to the Surety the excess sum over the amount of the indebtedness under the Surety Agreement. If the monetary funds collected by the Bank from the Purchasers are less than the Surety's indebtedness to the Bank under the Surety Agreement, then the Surety shall remain liable to the Bank for repayment of the remainder of the indebtedness under the Surety Agreement.

6.       REPRESENTATIONS OF THE SURETY

6.1.     The Surety represents to the Bank that:

         6.1.1. The execution and performance of this Assignment Agreement do not and will not violate any provisions of the Surety's foundation documents or any obligations to third parties.

         6.1.2. The Payment Rights are legal and valid, and as of the moment of execution of this Assignment Agreement, the Surety is not aware of any circumstances as a result of which any of the Purchasers is entitled to refuse to fulfill the Payment Rights.

         6.1.3. The Payment Rights to be assigned hereunder are not pledged, disputed (arrested) or encumbered with any other obligations of the Surety to third parties.

         6.1.4. The officers entitled to execute this Assignment Agreement are fully authorized to sign, on behalf of the Surety, this Assignment Agreement and other documents relating to the Assignment Agreement, as well as to represent the Surety in its relationship with the Bank in the course of implementation of the Assignment Agreement.

6.2. The Surety must immediately inform the Bank of any changes in the Surety's representations made in Section 6.1 hereof or of any misrepresentations.

7.       GOVERNING LAW AND JURISDICTION

7.1. This Assignment Agreement shall be governed by, and construed under, the law of the Russian Federation.

7.2. All disputes, disagreements or claims arising out of, or in connection with, this Assignment Agreement, including in connection with its fulfillment, violation, termination or invalidity, shall be settled by the Arbitration Court of the City of Moscow.

8.       EXCHANGE OF INFORMATION AND CORRESPONDENCE

8.1. Any correspondence, request, claim, demand or another information related to the Assignment Agreement must be delivered to the following addresses:

         The Bank:

         ZAO "Citibank"
         8-10 Gasheka Street
         Moscow 125047
         Russian Federation
         Fax: +7 (095) 725-6892
         Attn.: Manager of the Account of LLC "EDN Sovintel"

         The Surety:

         LLC  "EDN Sovintel"
         25 Dubovaya Roscha Street
         Moscow 127427
         Russian Federation
         Fax: +7 (095) 258 7851
         Attn.:  General Director

8.2. All notices, requests, claims, demands and other documents to be sent by any of the Parties hereunder to the other Party shall be sent by hand or by registered mail, return receipt requested, to the above addresses. A notice, document or another correspondence shall be deemed received at the moment of its actual receipt by the addressee.

8.3. If one of the Parties changes its address, such Party must inform the other Party thereof in writing at least five (5) business days prior to such change.

9.       FINAL PROVISIONS

9.1. This Assignment Agreement shall enter into force as of the moment of its execution by the Bank and the Surety, and shall remain in force until full termination of all of the Surety's obligations under the Surety Agreement.

9.2. After complete fulfillment by the Surety of its obligations to the Bank under the Surety Agreement, as well as in the event of termination of the Surety Agreement for any other reasons, including due fulfillment by the Borrower of its obligations under the Credit Agreement, the Bank shall, within five (5) business days, deliver to the Surety and all of the Purchasers a written notice of the reverse assignment of the Payment Rights back to the Surety (if transferred) and of the termination of this Assignment Agreement, as well as (i) prepare and provide all certificates and other documents on the termination of this Assignment Agreement, and (ii) perform all other actions which may be reasonably and in good faith requested by the Surety in connection with such termination.

9.3. The execution of this Assignment Agreement and possible transfer of the Payment Rights from the Surety to the Bank will not result in the full or partial termination or change of the Surety's obligations to the Bank under the Surety Agreement, which obligations may be terminated only upon complete satisfaction of the Secured Payment Rights.

9.4. If, as a result of any change in applicable legislation of the Russian Federation or in the interpretation of such legislation by any authorized bodies, any provisions of the Assignment Agreement are declared unlawful or invalid, this will not affect the lawfulness or validity of the remaining provisions of the

         Assignment Agreement, the Assignment Agreement in its entirety, or the Surety Agreement.

9.5. No assignment of rights hereunder to third parties is permitted without the written consent of the Bank and the Surety. After the Payment Rights Transfer Date, the Bank shall be entitled to transfer the Payment Rights to those third parties, to which the rights of claim under the Secured Obligations were transferred.

9.6. All changes and amendments hereto are valid only if they are made in writing and signed by authorized persons.

9.7. This Assignment Agreement may be executed in two counterparts, each of which, when signed, shall be deemed an original, and all of them together shall be deemed one and the same agreement.

10.      BANK DETAILS OF THE PARTIES

         The Bank:

         Taxpayer Identification Number: 7710401987
         Correspondent account: 30101810300000000202 at OPERU of the
                  Moscow GTU of the Bank of Russia
         BIC: 044525202
         SWIFT: CITIRUMX.

         The Surety:

         Taxpayer Identification Number: 7717036194
         Settlement account: 40702810600700601013 at ZAO "Citibank"

SIGNATURES OF THE PARTIES

LLC "EDN Sovintel"

--------------------------
Name: Alexander Vinogradov
Title:  General Director

--------------------------
Name: Elena Ryakhovskaya
Title:  Chief Accountant



ZAO "Citibank"

--------------------------
Name:
Title:  Vice President

--------------------------
Name: M. Y. Bykova
Title:  Chief Accountant

Exhibit 1

                         [LLC "EDN Sovintel" Letterhead]



                                     NOTICE
                      Of the Assignment of Payment Rights
            Under Supply Agreement No. ________, dated ____________

To:      Mr. _________________
         General Director
         [name and address of Purchaser]

From:    Alexander Vinogradov
         General Director
         LLC "EDN Sovintel"

Cc:      ZAO "Citibank"
         Date: ____________
         8-10 Gasheka Street
         Moscow 125047
         Attn.: Daniel Connelly

Dear ________________:

         We hereby inform you that on ______________, 2002, an Agreement on Assignment of Payment Rights (hereinafter the "Assignment Agreement") was entered into by and between our company and ZAO "Citibank," pursuant to the terms and conditions of which LLC "EDN Sovintel" has agreed to assign to the Bank the monetary claims, in their entirety, under Supply Agreement No. ______, dated ___________, concluded by and between LLC "EDN Sovintel" and [Purchaser's name] (with all supplements and exhibits thereto) (hereinafter the "Supply Agreement"), on the terms and conditions set forth in the Assignment Agreement.

         We hereby confirm that under the Assignment Agreement, LLC "EDN Sovintel" agreed that the Bank, after sending a relevant notice, is entitled to issue to [Purchaser's name] any instructions or orders with respect to fulfillment of monetary claims under the Supply Agreement pursuant to the conditions thereof, including with respect to changing payment details or demanding the suspension of payments. Such instructions or orders may be issued by the Bank without further approval or confirmation on our part.

         Unless and until you receive an additional notice from the Bank with respect to payment details, please make payments under the Supply Agreement only to our account at ZAO "Citibank" as follows:

         Settlement account: 40702810600700601013.

         This Notice is irrevocable, and its conditions may not be changed (including the above-mentioned payment details) without the prior approval of the Bank.

         As confirmation of your consent to the foregoing, please sign the attached Confirmation and send it to the Bank to the above-mentioned address. Please issue the Confirmation on your company's letterhead, verify it with the signatures of the company's General Director and Chief Accountant, and affix it with the company's seal.

Best regards,

On behalf of LLC "EDN Sovintel":

---------------------------                             ------------------------
Alexander Vinogradov                                    Elena Ryakhovskaya
General Director                                        Chief Accountant

[Seal]

Exhibit 2

                            [Purchaser's Letterhead]



                                  CONFIRMATION
                              Of Receipt of Notice

To:      Mr. Daniel Connelly
         Vice President
         ZAO "Citibank"
         8-10 Gasheka Street
         Moscow 125047
                                                           Date: _______________

From:    Mr. _______________
         General Director
         [name and address of Purchaser]

Cc:      LLC "EDN Sovintel"
         (name and address)

Dear Mr. Connelly:

         We hereby confirm receipt of the Notice, dated _____________, from LLC "EDN Sovintel" with respect to the conclusion of the Agreement on the Assignment of Payment Rights, dated _____________, 2002 (hereinafter the "Assignment Agreement"), pursuant to the terms and conditions of which LLC "EDN Sovintel" has agreed to assign to ZAO "Citibank" (hereinafter the "Bank") the monetary claims, in their entirety, under Supply Agreement No. ______, dated ___________, concluded by and between LLC "EDN Sovintel" and [Purchaser's name] (with all supplements and exhibits thereto) (hereinafter the "Supply Agreement"), on the terms and conditions set forth in the Assignment Agreement.

         We hereby confirm that, as of the moment of receipt of the above-mentioned Notice, we are duly notified of said assignment.

         On our part, we confirm that the Supply Agreement is fully valid for our company and binds us to make payments for rendering communication services.

         We further confirm that currently, as a result of the implementation of the Supply Agreement, we have no counter claims, demands, accrued penalties or fines, which we could claim in order to offset our obligations under the Supply Agreement.

         We hereby confirm that, upon the receipt from the Bank of a written notice with respect to the fulfillment of monetary obligations under the Supply Agreement, containing any instructions or orders, including with respect to changing payment details or demanding the suspension of payments, we will fulfill such instructions or orders without obtaining the prior approval or confirmation of LLC "EDN Sovintel". Also, we understand that failure to fulfill such instructions or orders will be deemed improper fulfillment of our obligations under the Supply Agreement.

         Unless and until we receive an additional notice from the Bank with respect to payment details, we undertake to make payments under the Supply Agreement only to the following account of LLC "EDN Sovintel" at ZAO "Citibank":

         Settlement account: 40702810600700601013.

         [Purchaser's name] also undertakes to inform the Bank promptly of the receipt of any instructions from LLC "EDN Sovintel" that contradict the Notice.

         We further confirm that, as of the date of this Confirmation, we are not aware of any assignment or encumbrance by LLC "EDN Sovintel" of its rights or obligations under the Supply Agreement to third parties, with the exception of the assignment to the Bank under the Assignment Agreement.

On behalf of [Purchaser's name]:

-------------------------                             --------------------------
General Director                                      Chief Accountant

[Seal]

Exhibit 3



                         [LLC "EDN Sovintel" Letterhead]



                    ESTIMATIONS OF AVERAGE QUARTERLY PAYMENTS


     No. and date of            Name of Purchaser       AMOUNT OF ESTIMATED AVERAGE
    Supply Agreement                                           QUARTERLY PAYMENT
--------------------------- ------------------------- --------------------------------

--------------------------- ------------------------- --------------------------------

--------------------------- ------------------------- --------------------------------


On behalf of LLC "EDN Sovintel":

---------------------------                             ------------------------
Alexander Vinogradov                                    Elena Ryakhovskaya
General Director                                        Chief Accountant

[Seal]

Exhibit 4

                         [LLC "EDN Sovintel" Letterhead]

                            LIST OF EFFECTED PAYMENTS


     No. and date of            Name of Purchaser            Total amount paid by the Purchaser to the
    Supply Agreement                                            Surety under the Supply Agreement
                                                                    for the last full quarter
--------------------------- ------------------------- ---------------------------------------------------

--------------------------- ------------------------- ---------------------------------------------------

--------------------------- ------------------------- ---------------------------------------------------


On behalf of LLC "EDN Sovintel":

---------------------------                             ------------------------
Alexander Vinogradov                                    Elena Ryakhovskaya
General Director                                        Chief Accountant

[Seal]

                                                                       EXHIBIT J










                               LLC "EDN SOVINTEL"

                                    AS SURETY



                                       and



                                  ZAO CITIBANK

                                    AS LENDER



--------------------------------------------------------------------------------


                              SURETYSHIP AGREEMENT

--------------------------------------------------------------------------------

                              SURETYSHIP AGREEMENT

THIS SURETYSHIP AGREEMENT is entered into in Moscow on [     ], 2002 between

                  (1) LLC "EDN SOVINTEL", a limited liability company established under the laws of the Russian Federation, located at 25, Dubovaya Roscha Street, Moscow, 127427, Russia (hereinafter the "SURETY"); and

                  (2) ZAO CITIBANK, a bank established under the laws of the Russian Federation, located at 8-10, Gasheka ul., 125047 Moscow, Russian Federation, (hereinafter the "LENDER").

                  The Surety and the Lender are hereinafter individually referred to as a "Party" and, collectively, as the "Parties".

                                    RECITALS

                  (A) Pursuant to the Credit Agreement, dated as of September [__], 2002 (hereinafter the "CREDIT AGREEMENT"), between ZAO Citibank, as Lender, and ROL Holdings Limited, as borrower (hereinafter the "BORROWER"), the Lender has agreed to extend a credit facility to the Borrower in an aggregate principal amount of up to USD 30,000,000 (Thirty Million US Dollars) (the "Loan") on the terms and subject to the conditions stipulated therein.

                  (B) Pursuant to the terms of the Credit Agreement, it is a condition precedent to the initial disbursement under the Loan that the Lender and the Surety shall have entered into this Suretyship Agreement to secure payment by the Borrower of its obligations under the Credit Agreement.

                  NOW, THEREFORE, the Surety and the Lender hereby agree as follows:

                  1. DEFINITIONS

                  1.1 Capitalized terms used herein but not otherwise defined herein shall have the same meanings ascribed to such terms in the Credit Agreement.

                  2. SURETY

                  2.1 The Surety shall be liable to the Lender for the full and timely payment by the Borrower of such of its obligations under the Credit Agreement as are described in Section 3 hereof, and the costs and expenses reasonably incurred by the Lender in respect of the enforcement of this Suretyship Agreement and the Credit Agreement (collectively hereinafter the "SECURED OBLIGATIONS").

                  3. OBLIGATIONS OF THE BORROWER

                  3.1 This Suretyship Agreement shall secure the payment of the following obligations of the Borrower to the Lender under the Credit Agreement, when and if such obligations become due and payable, whether currently existing or hereafter incurred by the Borrower:


-------------                                                      -------------
Lender                                                                    Surety

                  (a) to repay the Loan made available by the Lender in the amount of up to Thirty Million US Dollars;

                  (b) to pay interest on the Loan at the rate of three - month LIBOR plus 4.35% annually, as well as default interest at the rate of three - month LIBOR plus 7.35% annually;

                  (c) to pay to the Lender a commission for opening and maintaining a loan account in the amount of USD 300,000, as provided in Section 2.01(a) of the Credit Agreement;

                  (d) to pay to the Lender the commitment commission as specified in Section 2.01(b) of the Credit Agreement and any other amounts due in respect of indemnities, taxes or other costs as provided in Section 11.01 of the Credit Agreement; and

                  (e) to perform the other obligations specified in the Credit Agreement.

                  3.2 In accordance with the Credit Agreement, the obligations of the Borrower shall be performed as follows:

                  (a) payment of the principal amount of the Loan under the Credit Agreement in US Dollars in four equal instalments on the 6th of December 2003, 6th of March 2004; 6th of June 2004; and 6th of September 2004;

                  (b) quarterly payment of interest in US Dollars at the rate of three-month LIBOR plus 4.35% per annum and default interest in US Dollars at the rate of three-month LIBOR plus 7.35% per annum;

                  (c) payment of the arrangement fee due to the Lender in accordance with the following schedule:

                           - USD 30,000 to be paid not later than on the 22nd of March, 2002;

                           - USD 150,000 to be paid within five days of the Effective Date (as defined in the Credit Agreement);

                           - USD 120,000 to be paid on the Initial Borrowing Date (as defined in the Credit Agreement), provided that such amount shall not be due to the Lender if the Initial Borrowing Date does not occur;

                  (d)      payment to the Lender of the amounts specified in
                           Section 3.1(d) above; and

                  (e) the other Secured Obligations specified in the Credit Agreement shall be performed by the Borrower at the request of the Lender in accordance with the conditions of the Credit Agreement.


-------------                                                      -------------
Lender                                  -2-                               Surety

                  4. EFFECTIVENESS OF THE SURETY

                  4.1 The obligations of the Surety undertaken pursuant to this Suretyship Agreement shall become effective on the Initial Borrowing Date and shall remain in full force and effect until all Secured Obligations have been paid in full or are released by the Lender, or are otherwise terminated for any reason whatsoever.

                  4.2 Payment by the Surety of any of the Secured Obligations shall not cause the termination of the obligations of the Surety in respect to the remaining outstanding Secured Obligations.

                  5. PAYMENTS

                  5.1 In the event that the Lender declares an Event of Default under Section 9.01 or Section 9.05 of the Credit Agreement and serves a notice thereof (the "Default Notice") upon the Borrower as provided for in Article 9 of the Credit Agreement, then the Lender shall be entitled to serve a notice upon the Surety (the "PAYMENT REQUEST") requesting the payment by the Surety of such amount as has become due and payable under the Credit Agreement (the "CLAIMED AMOUNT"). The Lender shall deliver to the Surety a copy of the Default Notice together with the Payment Request.

                  5.2 The Surety shall pay as a joint debtor the Claimed Amount as specified in the Payment Request provided that the Claimed Amount shall be automatically decreased by (a) any amounts paid by the Borrower or any Guarantor to the Lender in respect of the Secured Obligations after the Lender shall have served the Payment Request upon the Surety; (b) any amount or value received by the Lender as a result of enforcement of its rights against any collateral pledged or otherwise granted in favor of the Lender in connection with the Credit Agreement; and (c) any amounts the Lender shall have otherwise received or obtained (including, without limitation, through offset of the amounts due and payable by the Borrower under the Credit Agreement against the Borrower or any Guarantor) before the payment by the Surety of the Claimed Amount (or any portion thereof).

                  5.3 The Surety shall have no right to assert any defenses or any counterclaims against the Lender (other than a defense of payment and performance), which may be asserted against the Lender by the Borrower in respect of claims relating to principal, interest, fees and commissions due to the Lender under the Credit Agreement.

                  6. REPRESENTATIONS, WARRANTIES AND COVENANTS

                  6.1 The Surety hereby warrants that:

                           (a) taking into account the information set out in
                  Schedule 6.01 of the Credit Agreement, it is a limited liability company, duly established under the laws of the Russian Federation;

                           (b) it has the power and authority to execute this
                  Suretyship Agreement and to exercise its rights and perform its obligations hereunder and has taken all necessary internal actions to authorize the execution and delivery of this Suretyship Agreement, and this Suretyship


-------------                                                      -------------
Lender                                  -3-                               Surety

                  Agreement constitutes the legal, valid and binding obligation of the Surety enforceable in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the creditors rights generally or by general principles of equity (regardless of whether enforcement sough in equity or at law);

                           (c) it has obtained all permits, consents, waivers,
                  authorizations, licences and approvals required (i) for the Surety to lawfully execute this Suretyship Agreement and exercise its rights and perform its obligations hereunder; and
                  (ii) to secure the legality, validity, binding effect and enforceability of its obligations hereunder;

                           (d) the Surety is not involved in any court
                  proceedings and, to the best of its knowledge, there are no such court or administrative proceedings pending or threatened. In addition, the Surety has not breached or defaulted on any of its obligations pursuant to any agreement to which it is party to an extent or in a manner which could negatively affect the Surety's ability to perform its obligations pursuant to this Suretyship Agreement;

                           (e) all information that has been provided by the
                  Surety to the Lender in connection herewith is true, complete and accurate in all material respects, and the Surety knows of no facts or circumstances concerning which the Lender has not been made aware which could have a negative effect on the decision of the Lender to extend the Loan to the Borrower on the basis of the Credit Agreement and this Suretyship Agreement;

                           (f) the Surety has not adopted any internal decisions
                  or taken any other actions, nor to the knowledge of the Surety have any court proceedings been initiated for the purpose of declaring the Surety insolvent or the liquidation of the Borrower; or

                           (g) the execution of this Suretyship Agreement by the
                  Surety, and the performance of its obligations hereunder, do not violate any of the constitutive documents of the Surety.

                  6.2 The Surety covenants that throughout the term of this Agreement it shall ensure that no less than 60% of the cash funds received by the Surety from its ordinary business operations shall be routed through its accounts with the Lender. The Lender agrees that the foregoing obligation of the Surety shall terminate immediately upon satisfaction of the Secured Obligations of the Borrower in accordance with the terms of the Credit Agreement.

                  7. NOTICES

                  7.1 Any notice, inquiry, claim, assertion, certificate or other communication (hereinafter "COMMUNICATIONS") to be sent or drafted under this Suretyship Agreement shall be made in writing and delivered by courier to the following addresses:

-------------                                                      -------------
Lender                                  -4-                               Surety

        Surety:                     LLC "EDN Sovintel",
                                    25,  Dubovaya Roscha Str., 127427,
                                    Moscow, Russia
        Attention:                  General Director.
        Account Numbers:            - Current USD account # 40702840400700601005
                                    with ZAO Citibank, Moscow;
                                    - Current RUB account # 40702810600700601013
                                    with ZAO Citibank, Moscow.
        Tax Identification Number:  7717036194

        Lender:                     ZAO Citibank
                                    ul. Gasheka 8-10, 125047 Moscow, Russia
        Attention:                  Relationship Manager of Golden Telecom Group

Each of the Parties shall have the right to change its address or fax number at any time or from time to time after having given the other Party written notice thereof. Any notice of a change of address or fax number given by other Party pursuant to this Section 7.1 shall become effective five (5) Business Days after the receipt thereof by the other Party.

                  7.2 All Communications sent or made in accordance herewith shall be in the Russian and English languages.

                  8. GOVERNING LAW AND JURISDICTION

                  8.1 This Agreement shall be governed by, and construed in accordance with, the laws of the Russian Federation.

                  8.2 The Surety and the Lender hereby agree that any legal action or proceeding with respect to (a) the interpretation or application of any term or provision of this Suretyship Agreement and (b) the preservation and/or enforcement of any rights of the Lender pursuant hereto shall be brought in the Arbitrazh Court of the City of Moscow, without prejudice to the right of the Lender to initiate proceedings against the Surety in any other court of competent jurisdiction.

                  9. MISCELLANEOUS

                  9.1 The Surety hereby acknowledges that it has received the Credit Agreement and is familiar with its terms.

                  9.2 The Surety shall, from time to time, compensate the Lender, upon the written request of the Lender, for all reasonable costs and expenses (including reasonable attorneys' fees) incurred by the Lender in connection with the preservation and/or enforcement of any rights of the Lender pursuant to this Suretyship Agreement.

                  9.3 No failure to exercise, nor any delay in exercising, on the part of the Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any right, power or privilege. A waiver by the Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Lender would otherwise have on


-------------                                                      -------------
Lender                                  -5-                               Surety
any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

                  9.4 If at any time any provision of this Suretyship Agreement or a part thereof is or becomes illegal, invalid or unenforceable in any jurisdiction, such occurrence shall not affect the legality, validity or enforceability of the remaining provisions hereof or the legality, validity or enforceability of such provision in any other jurisdiction.

                  9.5 This Suretyship Agreement shall be binding on, and inure to the benefit of, each of the Parties and their respective successors or permitted assignees.

                  9.6 Neither Party shall have the right to assign or transfer any of its rights, benefits or obligations hereunder without the written consent of the other Party, provided that, the Lender shall be entitled to assign its rights hereunder in connection with an assignment of its rights under, and in accordance with, the Credit Agreement.

                  9.7 This Agreement shall be executed in the English and Russian languages in two counterparts in each language, each of which shall be deemed an original but all of which shall together constitute one and the same instrument. In the event of conflicts or discrepancies between the Russian and the English versions, the English version shall prevail.

FOR AND ON BEHALF OF LLC "EDN SOVINTEL"

Signature:        _______________________
Full Name:        Alexander Vinogardov
Position:         General Director

Signature:        _______________________
Full Name:        Elena Ryakhovskaya
Position:         Chief Accountant

[seal]

FOR AND ON BEHALF OF ZAO CITIBANK

Signature:        _______________________
Full Name:
Position:         Vice President

Signature:        _______________________
Full Name:        Marina Bykova
Position:         Chief Accountant

[seal]


-------------                                                      -------------
Lender                                  -6-                               Surety

                                                 [Draft: (Moscow) July 11, 2002]
                                                                       EXHIBIT K


                          FORM OF SOLVENCY CERTIFICATE



                              SOLVENCY CERTIFICATE


                                                        [Initial Borrowing Date]


ZAO CITIBANK
     as Lender to the
     Credit Agreement referred to below
Gasheka Street 8-10
Moscow 125047
Russian Federation

Attention:

Ladies and Gentlemen:


                  I, the undersigned, the [Chief Financial Officer/Chief Accountant] __________________ of [ ], a company organized and existing under the laws of [ ] (the "CREDIT PARTY"), in that capacity only and not in my individual capacity (and without personal liability), DO HEREBY CERTIFY as of the date hereof, and based upon facts and circumstances as they exist as of the date hereof (and disclaiming any responsibility for changes in such fact and circumstances after the date hereof), that:

                  1. This Certificate is furnished to the Lenders pursuant to
Section 4.15 of the Credit Agreement, dated as of ________ __, 2002, between ROL Holdings Limited (the "BORROWER") and ZAO Citibank (the "LENDER"), (such Credit Agreement, as in effect on the date of this Certificate, being herein called the "CREDIT AGREEMENT"). Unless otherwise defined herein, capitalized terms used in this Certificate shall have the meanings set forth in the Credit Agreement.

                  2. For purposes of this Certificate, the terms below shall have the following definitions:

                  (a)      "Fair Value"

                           The amount at which the assets, in their entirety, of the Credit Party and its Subsidiaries taken as a whole and the Credit Party on a stand-alone basis, as the case may be, would change hands between a willing buyer and a willing seller, within a commercially reasonable period of time, each having reasonable knowledge of the relevant facts, with neither being under any compulsion to act.

                  (b)      "Present Fair Salable Value"

                           The amount that could be obtained by an independent willing seller from an independent willing buyer if the assets of the Credit Party and its Subsidiaries taken as a whole and the Credit Party on a stand-alone basis, as the case may be, are sold with reasonable promptness in an arm's-length transaction under present conditions for the sale of comparable business enterprises insofar as such conditions can be reasonably evaluated.

                  (c)      "New Financing"

                           The Indebtedness incurred or to be incurred by the Borrower under the Credit Documents (assuming the full utilization by the Borrower of the Commitment under the Credit Agreement) and all other financings contemplated by the Documents, in each case after giving effect to the Transaction and the incurrence of all financings in connection therewith.

                  (d)      "Stated Liabilities"

                           The recorded liabilities (including contingent liabilities that would be recorded in accordance with
                           GAAP) of the Credit Party and its Subsidiaries taken as a whole and the Credit Party on a stand-alone basis, as the case may be, as of the date hereof after giving effect to the consummation of the Transaction, determined in accordance with GAAP consistently applied, together with the amount of all New Financing.

                  (e)      "Identified Contingent Liabilities"

                           The maximum estimated amount of liabilities reasonably likely to result from pending litigation, asserted claims and assessments, guaranties, uninsured risks and other contingent liabilities of each of the Credit Party and its Subsidiaries taken as a whole and the Credit Party on a stand-alone basis, as the case may be, after giving effect to the Transaction (including all fees and expenses related thereto but exclusive of such contingent liabilities to the extent reflected in Stated Liabilities), as identified and explained in terms of their nature and estimated magnitude by responsible officers of the Credit Party or that have been identified as such by an officer of the Credit Party.

                  (f) "Will be able to pay its Stated Liabilities, including Identified Contingent Liabilities, as they mature"

                           For the period from the date hereof through the stated maturity of all New Financing, the Credit Party and its Subsidiaries taken as a whole and the Credit Party on a stand-alone basis, as the case may be, will have sufficient assets and cash flow to pay their respective Stated Liabilities and Identified Contingent Liabilities as those liabilities mature or otherwise become payable.

                  (g)      "Does not have Unreasonably Small Capital"

                           For the period from the date hereof through the stated maturity of all New Financing, the Credit Party and its Subsidiaries taken as a whole and the Credit Party on a stand-alone basis, as the case may be, after consummation of the Transaction and all Indebtedness (including the Loans) being incurred or assumed and Liens created by the Borrower and its Subsidiaries in connection therewith, is a going concern and has sufficient capital to ensure that it will continue to be a going concern for such period and to remain a going concern.

                  3. For purposes of this Certificate, I, or an officer or officers of the Credit Party or the Borrower, as the case may be, under my direction and supervision, have performed the following procedures as of and for the periods set forth below.

                  (a) I have reviewed the financial statements (including the Pro Forma Financials) referred to in Section 4.13(b) of the Credit Agreement.

                  (b) I have made inquiries of certain officials of the Credit Party and its Subsidiaries who have responsibility for financial and accounting matters regarding (i) the existence and amount of Identified Contingent Liabilities associated with the business of the Credit Party and its Subsidiaries and (ii) whether the Pro Forma Financials are in conformity with GAAP consistently applied.

                  (c) I have knowledge of and have reviewed to my satisfaction the Credit Documents and the other Documents and the respective Schedules, Annexes and Exhibits thereto.

                  (d)      With respect to Identified Contingent Liabilities, I:

                           1. inquired of certain officials of the Credit Party and its Subsidiaries who have responsibility for legal, financial and accounting matters as to the existence and estimated liability with respect to all contingent liabilities associated with the business of the Credit Party and its Subsidiaries;

                           2. confirmed with officers of the Credit Party and its Subsidiaries that, to the best of such officers' knowledge, (i) all appropriate items were included in Stated Liabilities or Identified Contingent Liabilities and that (ii) the amounts relating thereto were the maximum estimated amount of liabilities reasonably likely to result therefrom as of the date hereof; and

                           3. hereby certify that, to the best of my knowledge, all material Identified Contingent Liabilities that may arise from any pending litigation, asserted claims and assessments, guarantees, uninsured risks and other Identified Contingent Liabilities of the Credit Party and its Subsidiaries (exclusive of such Identified Contingent Liabilities to the extent reflected in Stated Liabilities) (after giving effect to the consummation the

                                    Transaction and the incurrence of all
                                    financings in connection therewith) have been considered in making the certification set forth in paragraph 4 below, and with respect to each such Identified Contingent Liability, the estimable maximum amount of liability with respect thereto was used in making such certification.

                  (e) I have examined the Projections which have been delivered to the Lender and considered the effect thereon of any changes since the date of the preparation thereof on the results projected therein. After such review, I hereby certify that as of the date hereof in my opinion the Projections are reasonable and the Projections support the conclusions contained in paragraph 4 below. It is understood that the Projections include assumptions as to future events that are not to be viewed as facts and there can be no assurance that such assumptions, statements, estimates and Projections will be realized and that actual results may differ from the projected results and such differences may be material and adverse.

                  (f) I have made inquiries of certain officers of the Credit Party and its Subsidiaries who have responsibility for financial reporting and accounting matters regarding whether they were aware of any events or conditions that, as of the date hereof, would cause the Credit Party and its Subsidiaries taken as a whole and the Credit Party on a stand-alone basis, as the case may be, after giving effect to the consummation of the Transaction and the related financing transactions (including the incurrence of the New Financing), to (i) have assets with a Fair Value or Present Fair Salable Value that are less than the sum of Stated Liabilities and Identified Contingent Liabilities; (ii) have Unreasonably Small Capital; or (iii) not be able to pay their respective Stated Liabilities and Identified Contingent Liabilities as they mature or otherwise become payable.

                  4. Based on and subject to the foregoing, I hereby certify on behalf of the Credit Party that, after giving effect to the consummation of the Transaction and the related financing transactions (including the incurrence of the New Financing), it is my opinion that (i) the Fair Value and Present Fair Salable Value of the assets of each of the Credit Party and its Subsidiaries taken as a whole and the Credit Party on a stand-alone basis, as the case may be, exceed its respective Stated Liabilities and Identified Contingent Liabilities; (ii) each of the Credit Party and its Subsidiaries taken as a whole and the Credit Party on a stand-alone basis, as the case may be, does not have Unreasonably Small Capital; and (iii) each of the Credit Party and its Subsidiaries taken as a whole and the Credit Party on a stand-alone basis, as the case may be, will be able to pay their respective Stated Liabilities and Identified Contingent Liabilities as they mature or otherwise become payable.

                                      * * *

                  IN WITNESS WHEREOF, the undersigned has set his hand this __ day of ___________, 2002.



                                           [CREDIT PARTY]



                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                                                       EXHIBIT L


                         FORM OF COMPLIANCE CERTIFICATE


                             COMPLIANCE CERTIFICATE


                                                                          [Date]


ZAO CITIBANK
     as Lender to the
     Credit Agreement referred to below
Gasheka Street 8-10
Moscow 125047
Russian Federation

Attention:

Ladies and Gentlemen:

                  This Compliance Certificate is delivered to you pursuant to
Section 7.01(e) of the Credit Agreement, dated as of September [___], 2002 (as amended, supplemented or modified from time to time, the "CREDIT AGREEMENT"), among ROL Holdings Limited (the "BORROWER") and ZAO Citibank. Terms defined in the Credit Agreement and not otherwise defined herein are used herein as therein defined.

                  1. I am the duly elected, qualified and acting Chief Financial Officer of Golden Telecom, Inc., a company organized and existing under the laws of Delaware (the "PARENT").

                  2. I have reviewed and am familiar with the contents of this Compliance Certificate. I am providing this Compliance Certificate solely in my capacity as an officer of the Parent. The matters set forth herein are true in all material respects to the best of my knowledge after due inquiry.

                  3. I have reviewed the terms of the Credit Agreement and the other Credit Documents and have made or caused to be made under my supervision a review in reasonable detail of the transactions and condition of the Parent and its Subsidiaries during the accounting period covered by the financial statements attached hereto as ANNEX 1 (the "FINANCIAL STATEMENTS"). Such review did not disclose the existence during or at the end of the accounting period covered by the Financial Statements, and I have no knowledge of the existence, as of the date of this Compliance Certificate, of any condition or event which constitutes a Default or an Event of Default [, except as set forth below].

                  4. Attached hereto as ANNEX 2 are the computations showing (in reasonable detail) compliance with the covenants specified therein.

                  5. Attached hereto as ANNEX 3 is the information required by
Section 7.01(e) of the Credit Agreement as of the date of this Compliance Certificate.

                  IN WITNESS WHEREOF, I have executed this Compliance Certificate as of the date first listed above.

                                               GOLDEN TELECOM, INC.


                                               By ___________________________
                                                   Name:
                                                   Title:

                                                                         ANNEX 1


                      [Financial Statements to be enclosed]

                                                                         ANNEX 2


                  The information described herein is as of _________, ____(1) (the "Computation Date") and, except as otherwise indicated below, pertains to the period from January __, 200_ to the Computation Date, (the "Relevant Period").

                                                                             Period or Date of
                                                                               Determination                         Amount
                                                                               -------------                         ------
  I.        Negative and Financial Covenants
           A.  Asset Sales, etc. (Section 8.02)
               Section 8.02(iv)                             Aggregate Amount of Property or Assets sold during     $________
                                                            Relevant Period
           B.  Indebtedness (Section 8.03)

               Section 8.03(ii)                             Amount Outstanding on Computation Date                 $________

           C.  Investments etc. (Section 8.04)

                    (i)  Section 8.04(iii)                  Amount Outstanding on Computation Date                 $________

                    (ii)  Section 8.04(v)                   Amount Outstanding on Computation Date                 $________

           D.  Capital Expenditures (Section 8.06)

                    (i) Section 8.06                        Amount made during the Relevant Period(2)                $________

           E.  Consolidated Debt Service Ratio
               (Section 8.07)

                     Ratio
                                                                                                                     ____:1.00
           F.    Gearing Ratio (Section 8.08)

                     Ratio                                                                                           ____:2.00


----------------

(1) Insert the last day of the respective fiscal month, quarter or year covered by the financial statements which are required to be accompanied by this officers certificate.

(2) The Relevant Period for the fiscal year ending closest to December 31, 2002 shall begin on the Initial Borrowing Date.

                                                                         ANNEX 3


         1. It is hereby certified that no changes are required to be made to
Exhibit 3 of the Buyer Receivables Agreement or the Sovintel Receivables Agreement and the Annexes of the Interest Pledge Agreements, in each case so as to make the information set forth therein accurate and complete as of date of this Certificate [, except as specially set forth below:]